                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4386

                            Van Kampen Tax Free Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   9/30

Date of reporting period:   3/31/04

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

                               A SHARES                B SHARES                 C SHARES
                            since 12/14/84          since 05/03/93           since 08/13/93
----------------------------------------------------------------------------------------------
                                      W/ MAX.                 W/ MAX.                  W/ MAX.
                                       4.75%                   4.00%                    1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES      W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE      CHARGES      CHARGE      CHARGES     CHARGE

Since Inception            8.02%       7.74%       5.02%        5.02%       4.60%       4.60%

10-year                    6.07        5.55        5.49         5.49        5.25        5.25

5-year                     5.25        4.23        4.44         4.19        4.43        4.43

1-year                     4.99       -0.01        4.20         0.21        4.26        3.26

6-month                    2.57       -2.30        2.24        -1.74        2.24        1.24
----------------------------------------------------------------------------------------------
30-Day SEC Yield                2.45%                    1.81%                   1.81%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares seven years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Insured Tax Free Income Fund is managed by the adviser's Municipal Fixed-Income team. Members of the team include James F. Willison, Managing Director; Joseph R. Arcieri, Executive Director; and Joseph A. Piraro, Vice President.(1)

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust with Gross Domestic Product growth topping 4% in both quarters. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

In keeping with the general trend for calendar year 2003, the six months under review saw record levels of issuance as municipalities sought to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt.

Low interest rates also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at historically low yields. However, the period was marked by rising activity among non-traditional investors such as hedge funds and insurance companies seeking to take advantage of the perceived attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

California remained in the municipal spotlight during the period, with many investors anxiously awaiting the result of the March 2 referendum on Propositions 57 and 58. These two measures, which voters ultimately approved, gave the green light to an estimated $15 billion economic-improvement bond issuance that will begin to come to the market in early June. The passage of these measures led the major ratings agencies to increase their outlooks (though not their ratings) for the beleaguered state's bonds, with S&P shifting from

(1)Team members may change at any time without notice.
 2
stable to positive and Moody's shifting from negative to stable. This surge in issuance will at least partially offset the surprising decline in new debt in the first quarter of 2004, which was one-third lower than the level for the first quarter of last year. The majority of debt issued by the state for the entire six-month period offered credit enhancements, with fully two-thirds coming to market with credit insurance.

PERFORMANCE ANALYSIS

The fund returned 2.57 percent for the six months ended March 31, 2004 (Class A shares, unadjusted for sales charges), underperforming its benchmark, the Lehman Brothers Municipal Bond Index. (See table below). Our analysis of the economy and interest rates indicated that the next major movement in rates was likely to be upward, which we believed warranted a more defensive positioning. As a result, we chose to emphasize securities that we believed provided sufficient return potential and were most likely to hold up well in a rising interest-rate environment. This approach led us to de-emphasize bonds from the long end of the yield curve given their high sensitivity to interest rates and low coupons; instead, we focused on securities with premium coupons from the 18- to 22-year segment of the market in the belief that these bonds offered the most attractive risk/reward profile. We also kept the fund's overall duration (a measure of interest-rate sensitivity) below that of the benchmark. Unfortunately, the longer segment of the yield curve outperformed strongly during the period, and our defensive stance hampered performance.

In keeping with the fund's mandate, we maintained our long-term discipline of only buying bonds with the highest credit ratings. Some of the securities we purchased during the period carried the backing of XCLA, a relatively new credit insurer. This company is rated AAA by both Moody's and S&P, and as a result its bonds are well within the fund's investment universe.

We maintained the portfolio's diversification over the reporting period. The fund's holdings were spread across the full spectrum of municipal bond-market sectors in order to limit the risk of over-concentration in any one segment. At the end of the period, the portfolio's largest sector weightings were public education at 13.4 percent, followed by wholesale electric at 12.1 percent and public building at 11.9 percent. We also kept the fund well diversified

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       2.57%     2.24%     2.24%           3.12%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

geographically, with an emphasis on maintaining balanced exposure across higher-yielding specialty states such as California and Florida.

We anticipate that rates will eventually begin to move upward. That being said, we believe the fund is positioned to continue to provide investors with attractive income across an array of possible market environments. We will continue to scour the insured municipal market for attractive investment opportunities.

TOP 5 SECTORS AS OF 3/31/04                 TOP 5 STATES AS OF 3/31/04
Public Education              13.4%         Illinois                           17.5%
Wholesale Electric            12.1          Texas                              13.1
Public Building               11.9          California                          8.6
Water & Sewer                 10.9          Florida                             8.2
Airport                        9.0          Washington                          7.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  98.1%
           ALABAMA  2.0%
$ 2,255    Alabama St Brd Ed Rev George C Wallace Cmnty
           College (AMBAC Insd)...........................   5.250%   07/01/23   $    2,424,937
  1,760    Alabama St Brd Ed Rev Shelton St Cmnty College
           Rfdg (AMBAC Insd)..............................   5.500    10/01/10        2,030,389
  1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC Insd)......   5.500    08/15/13        1,742,312
  1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
           Ser A (AMBAC Insd).............................   6.750    08/15/17        2,095,486
  3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd)..........................................   5.400    06/01/22        3,401,424
  3,000    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd)..........................................   5.500    06/01/27        3,273,210
  1,030    Jefferson Cnty, AL Swr Rev Cap Impt Wt
           (Prerefunded @ 08/01/12) (FGIC Insd)...........   5.000    02/01/41        1,155,588
  1,000    Mobile, AL Wtr & Swr Commr Wt (FGIC Insd)......   5.250    01/01/20        1,079,420
  5,500    Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev
           Decatur Gen Hosp Rfdg (Connie Lee Insd)........   6.250    03/01/13        5,630,295
  2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA
           Insd)..........................................   6.500    04/01/16        2,448,000
                                                                                 --------------
                                                                                     25,281,061
                                                                                 --------------
           ALASKA  0.5%
  4,130    Anchorage, AK Ser A (FGIC Insd)................   5.500    06/01/17        4,632,662
  1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)........   6.000    09/01/19        1,662,818
                                                                                 --------------
                                                                                      6,295,480
                                                                                 --------------
           ARIZONA  0.9%
  1,000    Arizona Sch Fac Brd Ctf Part Ser A (MBIA
           Insd)..........................................   5.250    09/01/17        1,106,770
  2,900    Arizona Tourism & Sports Auth Multi Purp Stad
           Fac Ser A (MBIA Insd)..........................   5.375    07/01/22        3,190,290
    895    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Elec Pwr Co Ser A
           Rfdg (FSA Insd)................................   7.250    07/15/10          940,734
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)...................   6.000    09/01/12        2,130,337
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)...................   6.125    09/01/17        1,997,940
  1,900    Tempe, AZ High Sch Dist No 213 Rfdg (FSA Insd)
           (a)............................................   3.000    07/01/09        1,949,723
                                                                                 --------------
                                                                                     11,315,794
                                                                                 --------------
           ARKANSAS  0.7%
  1,520    Arkansas Dev Fin Auth St Pk Mt Magazine Proj
           (FSA Insd).....................................   5.000    01/01/20        1,628,315
  6,265    Little Rock, AR Sch Dist Ser B Rfdg (FSA
           Insd)..........................................   5.500    02/01/25        6,827,472
                                                                                 --------------
                                                                                      8,455,787
                                                                                 --------------

 6                                             See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           CALIFORNIA  8.4%
$ 3,270    Alhambra, CA Redev Agy Tax Indl Redev Proj Rfdg
           (FSA Insd).....................................   5.000%   05/01/19   $    3,510,443
  2,400    Anaheim, CA Uni High Sch Dist Election 2002
           (MBIA Insd)....................................   5.000    08/01/27        2,506,296
  2,835    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Agy Pool Rev Ser A (FSA Insd)..................   6.000    12/15/14        2,981,513
  2,060    Burbank, CA Pub Fin Auth Golden State Redev
           Proj Ser A (AMBAC Insd)........................   5.250    12/01/21        2,249,973
  5,000    California St (XLCA Insd)......................   5.000    10/01/28        5,169,600
  3,000    California St (CIFG Insd)......................   5.000    02/01/29        3,092,940
 10,000    California St Dept Wtr Res Pwr Ser A (AMBAC
           Insd) (b)......................................   5.500    05/01/16       11,307,500
  5,000    California St Dept Wtr Res Pwr Ser A (XLCA
           Insd)..........................................   5.375    05/01/17        5,589,650
  5,000    California St Dept Wtr Res Pwr Ser A (AMBAC
           Insd)..........................................   5.375    05/01/18        5,541,700
  3,000    California St Pub Wks Brd UCLA Replacement Hosp
           Ser A (FSA Insd)...............................   5.375    10/01/20        3,286,860
  3,000    California St Pub Wks Brd UCLA Replacement Hosp
           Ser A (FSA Insd)...............................   5.000    10/01/22        3,149,280
  4,000    California Statewide Cmntys Dev Auth Wtr Rev
           Pooled (FSA Insd)..............................   5.250    10/01/34        4,248,280
    425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd)..........................................   6.700    08/01/21          551,467
  3,205    El Dorado, CA Irr Dist Ctf Ser A (FGIC Insd)...   5.000    03/01/21        3,400,056
    265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
           (MBIA Insd)....................................   5.750    08/01/19          316,908
  6,500    Grossmont, CA Uni High Sch Dist Cft Part (MBIA
           Insd)..........................................    *       11/15/21        2,107,235
  5,000    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser B
           (FSA Insd).....................................   5.000    07/01/26        5,215,950
  8,265    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser B
           (FSA Insd).....................................   5.000    07/01/27        8,609,237
  3,580    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser B
           (FSA Insd).....................................   5.000    07/01/28        3,726,350
  2,000    Metropolitan Wtr Dist South CA Auth Ser B 1
           (FGIC Insd)....................................   5.000    10/01/29        2,086,840
  5,000    Port Oakland, CA Port Rev Ser I Rfdg (MBIA
           Insd)..........................................   5.600    11/01/19        5,638,850
  2,525    Poway, CA Ctf Part City Office Bldg Proj (AMBAC
           Insd)..........................................   5.000    01/01/23        2,651,654
  2,250    Riverside, CA Ctf Part (AMBAC Insd)............   5.000    09/01/23        2,369,925
  1,245    Salinas, CA Ctf Part Monterey Str Pkg Structure
           A (AMBAC Insd).................................   5.000    09/01/28        1,293,767
  9,285    San Jose, CA Arpt Rev Ser A Rfdg (FSA Insd)....   5.375    03/01/18       10,304,957

See Notes to Financial Statements                                              7

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 2,000    Santa Rosa, CA Wastewtr Rev Cap Apprec Ser B
           (AMBAC Insd)...................................    *       09/01/19   $      964,780
    135    Upland, CA Pub Fin Auth Rev Lease Wtr Sys Impt
           Proj (AMBAC Insd)..............................   5.000%   10/01/27          141,074
  3,000    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
           Insd)..........................................   5.900    08/01/25        3,611,370
  2,000    William S Hart CA Jt Sch Fin Auth Spl Tax Rev
           Cmnty Fac Rfdg (FSA Insd)......................   6.500    09/01/14        2,177,880
                                                                                 --------------
                                                                                    107,802,335
                                                                                 --------------
           COLORADO  4.5%
  2,000    Arapahoe, CO Pk & Rec Dist (FGIC Insd).........   5.250    12/01/22        2,162,440
  1,035    Colorado St Colleges Brd Ser B Rfdg (MBIA
           Insd)..........................................   5.000    05/15/22        1,094,347
 11,850    Denver, CO City & Cnty Arpt Rev Ser A (MBIA
           Insd)..........................................   5.700    11/15/25       12,727,018
  3,605    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/16        4,168,534
  4,310    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/17        4,972,447
  4,505    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/18        5,181,786
  5,345    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/20        6,106,395
  3,265    Denver, CO Convention Ctr Sr Ser A (XLCA
           Insd)..........................................   5.000    12/01/17        3,544,908
  2,000    Denver, CO Convention Ctr Sr Ser A (XLCA
           Insd)..........................................   5.000    12/01/22        2,107,240
  6,320    Denver, CO Convention Ctr Sr Ser A (XLCA
           Insd)..........................................   5.000    12/01/28        6,578,678
  2,000    Fremont Cnty, CO Ctf Part & Impt Ser A Rfdg
           (MBIA Insd)....................................   5.250    12/15/26        2,137,540
  1,175    Thornton, CO Ctf Part (AMBAC Insd).............   5.375    12/01/19        1,295,625
  3,080    Thornton, CO Ctf Part (AMBAC Insd).............   5.375    12/01/21        3,379,160
  1,650    Thornton, CO Ctf Part (AMBAC Insd).............   5.375    12/01/22        1,801,420
                                                                                 --------------
                                                                                     57,257,538
                                                                                 --------------
           DISTRICT OF COLUMBIA  0.3%
  1,000    District of Columbia Ctf Part Dist Pub Safety &
           Emergency (AMBAC Insd).........................   5.500    01/01/19        1,115,350
  2,000    District of Columbia Ctf Part Dist Pub Safety &
           Emergency (AMBAC Insd).........................   5.500    01/01/20        2,218,800
                                                                                 --------------
                                                                                      3,334,150
                                                                                 --------------
           FLORIDA  8.1%
  1,000    Brevard Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
           Insd)..........................................   5.400    07/01/12        1,155,850
  7,055    Broward Cnty, FL Sch Brd Ctf (MBIA Insd).......   5.250    07/01/17        7,860,681
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA Insd)...   5.600    10/01/26          543,885
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd)................   5.750    04/01/20        1,088,190
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)....   5.375    10/01/16          834,375

 8                                             See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 1,250    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)..........................................   5.950%   07/01/20   $    1,314,750
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
           Insd)..........................................   5.250    01/01/24        1,061,770
  1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC Insd)...   5.125    02/01/31        1,040,230
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)..........................................   5.750    11/01/14          670,387
  1,185    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)....................................   5.000    06/01/23        1,243,634
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)....................................   5.750    06/01/29        2,262,280
  1,250    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)..........................................   6.000    07/01/12        1,468,362
  1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)..........................................   6.000    07/01/14        1,178,250
  2,750    Florida St Brd of Ed Lottery Rev Ser B (FGIC
           Insd)..........................................   5.250    07/01/13        3,074,225
    750    Florida St Brd of Regt Hsg Rev (MBIA Insd).....   5.750    07/01/14          871,680
  1,365    Florida St Correctional Privatization Commn Ctf
           Part (MBIA Insd)...............................   5.375    08/01/14        1,550,422
  1,750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
           Environmental Prot Presvtn 2000 Ser A (AMBAC
           Insd)..........................................   5.000    07/01/12        1,919,697
  1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
           Environmental Prot Presvtn 2000 Ser B (FSA
           Insd)..........................................   5.250    07/01/11        1,676,850
  1,000    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
           (FSA Insd).....................................   5.500    10/01/14        1,146,740
  2,080    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
           (FSA Insd).....................................   5.500    10/01/15        2,366,374
    500    Gulf Breeze, FL Rev Loc Govt (Variable Rate
           Coupon) (FGIC Insd)............................   5.650    12/01/20          554,675
  1,340    Gulf Breeze, FL Rev Venice Loc Govt (FGIC
           Insd)..........................................   5.150    12/01/20        1,466,215
  1,480    Hillsborough Cnty, FL Sch Brd (AMBAC Insd).....   5.375    10/01/16        1,655,454
  1,300    Hillsborough Cnty, FL Util Jr Lien Rfdg (AMBAC
           Insd)..........................................   5.500    08/01/11        1,511,627
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)..........................................   6.100    10/01/18        1,120,100
  1,000    Jacksonville, FL Cap Impt Rev Crossover Ser B
           Rfdg (AMBAC Insd)..............................   5.250    10/01/14        1,129,830
  3,210    Jacksonville, FL Cap Impt Rev Crossover Ser B
           Rfdg (AMBAC Insd)..............................   5.250    10/01/15        3,593,627
  1,750    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd)....   5.375    10/01/30        1,855,735
  1,000    Key West, FL Util Brd Elec Rev Cap Apprec Ser D
           (Escrowed to Maturity) (AMBAC Insd)............    *       10/01/13          704,910
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd)...................   5.125    08/15/26        1,045,630

See Notes to Financial Statements                                              9

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 1,000    Orange Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
           Insd)..........................................   5.250%   08/01/14   $    1,134,150
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd)...............   5.125    04/01/19        1,076,730
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd)...............   5.125    04/01/20        1,071,070
  1,000    Palm Beach Cnty, FL Pub Impt Rev Convention Ctr
           Proj (Prerefunded @ 11/01/11) (FGIC Insd)......   5.125    11/01/30        1,138,860
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)..........................................   5.500    08/01/16        1,124,670
  4,180    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)..........................................   5.000    08/01/18        4,531,496
    800    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)..........................................   5.125    08/01/26          840,904
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
           Insd)..........................................   5.000    08/01/21        4,235,800
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
           Insd)..........................................   5.000    08/01/22        4,218,520
  1,000    Pembroke Pines, FL Charter Sch Ser A (MBIA
           Insd)..........................................   5.000    07/01/26        1,042,120
    750    Polk Cnty, FL Sch Brd Ctf Part Master Lease Ser
           A (FSA Insd)...................................   5.500    01/01/16          836,512
  1,700    Port Palm Beach Dist FL Rev Impt Rfdg (XLCA
           Insd)..........................................    *       09/01/25          577,541
  1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd).....................   5.000    10/01/18        1,068,010
  1,000    Reedy Creek, FL Impt Dist FL Ser 2 Rfdg (MBIA
           Insd)..........................................   5.500    10/01/13        1,146,760
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg (AMBAC
           Insd)..........................................   5.500    06/01/12        1,142,910
    535    Saint Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd).....................   5.250    09/01/12          606,299
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)..........................................   5.000    07/01/21        1,058,450
  3,245    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
           (MBIA Insd)....................................    *       07/01/18        1,736,789
  1,515    Seminole Cnty, FL Sales Tax Rev (FGIC Insd)....   5.375    10/01/16        1,692,967
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd).....   5.200    10/01/22        4,378,640
 10,000    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
           Regl Med Ser A Rfdg (MBIA Insd) (b)............   6.625    12/01/13       10,526,900
  1,890    Tampa Bay, FL Sales Tax Rev Ser A (AMBAC
           Insd)..........................................   5.375    10/01/17        2,106,764
  1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
           Insd)..........................................   5.200    11/01/25        1,062,590
  3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd).................   5.250    10/15/19        4,071,374

 10                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd).................   5.250%   10/15/22   $    1,076,330
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
           Hlth Impt & Rfdg (AMBAC Insd)..................   5.750    11/15/13          522,570
                                                                                 --------------
                                                                                    102,992,161
                                                                                 --------------
           GEORGIA  3.3%
  1,600    Athens, GA Hsg Auth Student East Campus Hsg
           Rfdg (AMBAC Insd)..............................   5.250    12/01/18        1,764,640
  4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec Gen
           Ser B (BIGI Insd)..............................    *       01/01/08        3,785,007
  4,000    Georgia Muni Elec Auth Pwr Rev Gen Ser A (MBIA
           Insd)..........................................   6.500    01/01/12        4,783,800
 14,690    Georgia Muni Elec Auth Pwr Rev Ser Y (AMBAC
           Insd)..........................................   6.400    01/01/13       17,788,562
  9,590    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
           Insd)..........................................   6.500    01/01/17       11,862,350
    860    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
           to Maturity) (AMBAC Insd)......................   6.400    01/01/13        1,043,851
    410    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
           to Maturity) (MBIA Insd).......................   6.500    01/01/17          509,700
                                                                                 --------------
                                                                                     41,537,910
                                                                                 --------------
           ILLINOIS  17.2%
  4,480    Berwyn, IL Rfdg (AMBAC Insd)...................   5.000    12/01/13        5,049,990
  2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd)..........................................    *       01/01/19        1,097,178
  2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd)..........................................    *       01/01/20        1,210,619
  6,225    Chicago, IL Brd of Ed Cap Apprec Sch Reform B 1
           (FGIC Insd)....................................    *       12/01/15        3,778,201
  2,845    Chicago, IL Brd of Ed Cap Apprec Sch Reform B 1
           (FGIC Insd)....................................    *       12/01/19        1,353,167
  1,500    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)..................................    *       12/01/19          713,445
  1,020    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)..................................    *       12/01/25          338,232
  8,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)..................................    *       12/01/29        2,131,520
  3,250    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)..................................    *       12/01/30          820,300
  2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
           Insd) (c)...................................... 0/5.700    01/01/25        1,936,360
  2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
           Insd) (c)...................................... 0/5.750    01/01/29        1,932,140
  2,840    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/21        3,039,993

See Notes to Financial Statements                                             11

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$ 2,975    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.250%   01/01/22   $    3,179,621
  3,120    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/23        3,321,833
  3,280    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/24        3,473,520
  5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.000    01/01/34        5,137,550
  8,750    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
           239-2 (Acquired 8/18/03, Cost $9,456,386) (FSA
           Insd) (d)......................................  10.330    01/01/20       10,686,025
 10,000    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
           239-3 (Acquired 8/18/03, Cost $10,715,795) (FSA
           Insd) (d)......................................  10.330    01/01/21       12,212,600
  2,500    Chicago, IL Park Dist Ser C (FGIC Insd)........   5.500    01/01/19        2,779,175
 10,000    Chicago, IL Proj Ser A Rfdg (FGIC Insd)........   5.375    01/01/34       10,682,400
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)........   5.500    01/01/38        5,351,450
  5,000    Chicago, IL Proj Ser A Rfdg (AMBAC Insd).......   5.625    01/01/39        5,435,800
  5,000    Chicago, IL Sales Tax Rev (Prerefunded @
           01/01/09) (FGIC Insd)..........................   5.375    01/01/30        5,697,550
  2,300    Chicago, IL Wtr Rev (FGIC Insd)................   5.250    11/01/27        2,423,211
  1,270    Chicago, IL Wtr Rev Cap Apprec (FGIC Insd).....    *       11/01/10        1,025,550
  2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
           Palatine Cap Apprec (FSA Insd).................    *       12/01/10        1,655,179
  2,895    Cook Cnty, IL Cmnty Sch Dist Ser B (FGIC
           Insd)..........................................   9.000    12/01/14        4,261,179
  1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA
           Insd)..........................................   8.200    12/01/14        2,110,823
  1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA
           Insd)..........................................   8.100    12/01/16        2,495,384
  2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd)..........................................    *       12/01/17        1,401,438
  2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd)..........................................    *       12/01/18        1,513,074
  4,210    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd)..........................................    *       12/01/19        2,000,550
  4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd)..........................................    *       12/01/20        1,812,699
  3,000    Du Page Cnty, IL Cmnty High Sch (FSA Insd).....   5.600    01/01/22        3,349,590
  2,045    Grundy Kendall & Will Cntys (AMBAC Insd).......   5.500    05/01/17        2,250,379
  1,860    Grundy Kendall & Will Cntys (AMBAC Insd).......   5.500    05/01/20        2,028,758
  1,180    Grundy Kendall & Will Cntys (AMBAC Insd).......   5.500    05/01/21        1,284,784
 10,000    Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth
           Edison Co Proj Ser D Rfdg (AMBAC Insd).........   6.750    03/01/15       10,677,300
 35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
           Proj Ser B First Mtg Rfdg (Acquired 6/09/92,
           Cost $34,692,780) (MBIA Insd) (d)..............   7.400    12/01/24       37,086,000

 12                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$ 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
           Sch 205 (FSA Insd).............................   6.650%   02/01/11   $    2,439,600
  5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
           Sch 205 (FSA Insd).............................   6.650    02/01/12        5,645,085
  2,000    Illinois Ed Fac Auth Rev DePaul Univ
           (Prerefunded @ 10/01/10) (AMBAC Insd)..........   5.625    10/01/14        2,347,080
  2,000    Illinois Med Dist (MBIA Insd)..................   5.250    06/01/32        2,111,380
  3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev Rfdg
           (FSA Insd).....................................   5.000    02/01/21        3,653,195
  2,000    Kane Cook & Du Page Cntys IL Ser A (FGIC
           Insd)..........................................   7.000    12/15/11        2,522,880
  1,000    Kane Cook & Du Page Cntys IL Ser A (FGIC
           Insd)..........................................   7.000    12/15/12        1,271,750
  2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd)..........    *       12/01/13        1,845,180
  1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd)..........    *       12/01/14          774,288
  2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Ser A (FGIC Insd).....................   6.000    12/01/20        2,840,675
  3,440    Lake Cnty, IL Cmnty High Sch Dist No 117
           Antioch Cap Apprec Ser B (FGIC Insd)...........    *       12/01/10        2,768,890
  6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
           Waukegan Cap Apprec Ser A (FSA Insd)...........    *       12/01/17        3,642,156
  3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95 Lake
           Zurich Cap Apprec (FGIC Insd)..................    *       12/01/15        1,927,924
  3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
           158 Cap Apprec (FGIC Insd).....................    *       01/01/17        1,677,840
  4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
           158 Cap Apprec (FGIC Insd).....................    *       01/01/18        2,100,440
  2,080    McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
           Apprec (FGIC Insd).............................    *       01/01/16        1,236,435
  1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
           Insd)..........................................   5.500    02/01/16        1,115,420
  1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
           Insd)..........................................   5.500    02/01/17        1,483,509
  6,000    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expn Ser A (MBIA Insd)....   5.250    06/15/42        6,328,740
  2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
           (MBIA Insd)....................................    *       04/01/20          923,260
  1,495    Will Cnty, IL Sch Dist No 017 (AMBAC Insd).....   5.000    12/01/16        1,628,937
                                                                                 --------------
                                                                                    219,019,231
                                                                                 --------------
           INDIANA  2.7%
  2,000    Brownsburg, IN Sch Bldg First Mtg 1999 Ser A
           (FSA Insd).....................................   5.250    09/15/22        2,158,400
  1,785    Center Grove, IN 2000 Bldg First Mtg (AMBAC
           Insd)..........................................   5.500    07/15/17        2,003,056
  1,885    Center Grove, IN 2000 Bldg First Mtg (AMBAC
           Insd)..........................................   5.500    07/15/18        2,112,067

See Notes to Financial Statements                                             13

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           INDIANA (CONTINUED)
$ 2,500    Evansville Vanderburgh, IN Pub Lease Corp First
           Mtg (MBIA Insd)................................   5.750%   07/15/18   $    2,803,475
  1,855    Hamilton Southeastern, IN Cons First Mtg (FSA
           Insd)..........................................   5.500    07/15/16        2,081,607
  1,075    Hamilton Southeastern, IN Cons First Mtg (FSA
           Insd)..........................................   5.500    01/15/19        1,197,711
  1,420    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
           Maturity) (AMBAC Insd).........................   9.750    08/01/09        1,726,464
  2,265    Indianapolis, IN Loc Pub Impt Ser B (FSA
           Insd)..........................................   5.000    01/15/20        2,396,030
  2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
           Insd)..........................................   5.750    08/01/11        2,704,374
  2,670    Marion Cnty, IN Convention & Rec Lease Rent Ser
           A Rfdg (AMBAC Insd)............................   5.000    06/01/20        2,829,933
  1,550    Marion Cnty, IN Convention & Rec Lease Rent Ser
           A Rfdg (AMBAC Insd)............................   5.000    06/01/21        1,634,398
  1,605    Mount Vernon of Hancock Cnty First Mtg Ser B
           (AMBAC Insd)...................................   5.500    07/15/16        1,801,067
  1,695    Mount Vernon of Hancock Cnty First Mtg Ser B
           (AMBAC Insd)...................................   5.500    07/15/17        1,902,061
  4,000    New Albany Floyd Cnty, IN Sch First Mtg (FGIC
           Insd)..........................................   5.750    07/15/20        4,573,760
  2,130    Northwest Allen Cnty, IN First Mtg (MBIA
           Insd)..........................................   5.250    07/15/19        2,330,433
                                                                                 --------------
                                                                                     34,254,836
                                                                                 --------------
           IOWA  0.2%
  2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd)................................   5.750    07/01/17        2,626,631
                                                                                 --------------

           KANSAS  1.4%
 16,750    Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
           Proj Rfdg (MBIA Insd)..........................   7.000    06/01/31       17,634,400
    275    Dodge, KS Uni Sch Dist No 443 Rfdg (FGIC
           Insd)..........................................   5.000    09/01/12          310,140
                                                                                 --------------
                                                                                     17,944,540
                                                                                 --------------
           KENTUCKY  0.2%
  3,000    Kentucky St Ppty & Bldg Commn Proj No 79
           (Prerefunded @ 10/01/13) (MBIA Insd)...........   5.125    10/01/19        3,276,240
                                                                                 --------------

           LOUISIANA  2.5%
  4,065    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
           Lake Charles Mem Hosp Proj Ser A (Connie Lee
           Insd)..........................................   6.375    12/01/12        4,943,121
  5,530    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
           Lake Charles Mem Hosp Proj Ser A (Connie Lee
           Insd)..........................................   6.500    12/01/18        6,908,353
  1,375    Greater New Orleans Expwy Impt Rfdg (AMBAC
           Insd)..........................................   5.250    11/01/15        1,550,931
  1,450    Greater New Orleans Expwy Impt Rfdg (AMBAC
           Insd)..........................................   5.250    11/01/16        1,621,840

 14                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           LOUISIANA (CONTINUED)
$ 1,525    Greater New Orleans Expwy Impt Rfdg (AMBAC
           Insd)..........................................   5.250%   11/01/17   $    1,699,231
  1,930    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/16        2,170,169
  2,035    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/17        2,275,741
  2,150    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/18        2,385,361
  2,265    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/19        2,497,525
  2,395    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/20        2,629,447
  2,000    Louisiana St Office Facs Corp Lease St Capital
           Complex Pg Rfdg (MBIA Insd)....................   5.250    11/01/18        2,211,580
  2,080    New Orleans, LA Home Mtg Auth Single Family Mtg
           Rev 1985 Ser A (MBIA Insd).....................    *       09/15/16          576,493
                                                                                 --------------
                                                                                     31,469,792
                                                                                 --------------
           MASSACHUSETTS  0.7%
  3,000    Massachusetts Muni Whsl Elec Co Nuclear Mix 1-A
           (MBIA Insd)....................................   5.250    07/01/13        3,382,980
  2,500    Massachusetts Muni Whsl Elec Co Proj No 6-A
           (MBIA Insd)....................................   5.250    07/01/16        2,753,700
  1,010    Massachusetts St Cons Ln Ser D (Prerefunded @
           11/01/11) (MBIA Insd)..........................   5.250    11/01/19        1,152,127
  1,700    Massachusetts St Hlth & Ed Fac Auth Rev Mt
           Auburn Hosp Ser B1 (MBIA Insd).................   6.250    08/15/14        1,762,101
                                                                                 --------------
                                                                                      9,050,908
                                                                                 --------------
           MICHIGAN  1.2%
  2,455    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser C
           Rfdg (MBIA Insd)...............................   5.250    07/01/17        2,729,297
  1,400    Huron, MI Sch Dist (FSA Insd)..................   5.250    05/01/21        1,506,876
  1,150    Kalamazoo, MI City Sch Dist Bldg & Site (FSA
           Insd)..........................................   5.250    05/01/16        1,270,704
    500    Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
           (AMBAC Insd)...................................   4.850    04/01/04          500,000
  2,500    Michigan St Strategic Fd Ltd Oblig Rev Detroit
           Ed Conv Rfdg (Variable Rate Coupon) (AMBAC
           Insd)..........................................   4.850    09/01/30        2,765,675
  2,675    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
           (FGIC Insd)....................................   5.375    12/01/17        2,976,178
  2,840    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
           (FGIC Insd)....................................   5.375    12/01/20        3,118,008
                                                                                 --------------
                                                                                     14,866,738
                                                                                 --------------
           MINNESOTA  0.1%
  1,000    Brainerd, MN Rev Evangelical Lutheran Ser B
           Rfdg (FSA Insd)................................   6.650    03/01/17        1,004,300
                                                                                 --------------

See Notes to Financial Statements                                             15

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           MISSISSIPPI  0.4%
$ 1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)..........................................   5.500%   02/01/08   $    1,624,247
  1,175    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)..........................................   5.500    02/01/09        1,334,788
  1,165    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)..........................................   5.500    02/01/10        1,334,845
  1,000    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)..........................................   8.500    02/01/13        1,383,110
                                                                                 --------------
                                                                                      5,676,990
                                                                                 --------------
           MISSOURI  0.7%
  1,170    Mehlville, MO Sch Dist No R-9 Ctf Part Ser A
           (FSA Insd).....................................   5.500    03/01/16        1,305,006
  1,225    Mehlville, MO Sch Dist No R-9 Ctf Part Ser A
           (FSA Insd).....................................   5.500    03/01/17        1,366,353
  3,895    Saint Louis Cnty, MO Regl Conv & Sports Complex
           Auth Convtn & Sports Fac Rfdg (AMBAC Insd).....   5.250    08/15/17        4,338,290
  1,990    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
           (MBIA Insd)....................................   5.375    07/01/17        2,206,353
                                                                                 --------------
                                                                                      9,216,002
                                                                                 --------------
           NEVADA  1.1%
 10,000    Director St, NV Dept Business & Ind Las Vegas
           Monorail Proj First Tier (AMBAC Insd)..........   5.625    01/01/32       11,071,000
  2,500    Reno, NV Cap Impt Rev (FGIC Insd)..............   5.125    06/01/26        2,617,300
                                                                                 --------------
                                                                                     13,688,300
                                                                                 --------------
           NEW HAMPSHIRE  0.2%
  2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
           (Inverse Fltg) (FGIC Insd).....................  12.375    11/01/17        3,216,150
                                                                                 --------------

           NEW JERSEY  2.7%
  3,625    Morristown, NJ Rfdg (FSA Insd).................   6.400    08/01/14        3,929,065
 10,000    New Jersey St Trans Corp Ctf Fed Trans Admin
           Grants Ser A (AMBAC Insd)......................   5.500    09/15/13       11,654,100
  6,800    New Jersey St Trans Corp Ctf Fed Trans Admin
           Grants Ser A (Prerefunded @ 09/15/09) (AMBAC
           Insd)..........................................   5.875    09/15/12        7,957,496
  5,000    New Jersey St Trans Tr Fd Auth Trans Sys Ser A
           (AMBAC Insd)...................................   5.500    12/15/14        5,869,100
  4,000    New Jersey St Trans Tr Fd Auth Trans Sys Ser C
           (FSA Insd).....................................   5.500    06/15/20        4,472,720
                                                                                 --------------
                                                                                     33,882,481
                                                                                 --------------
           NEW YORK  3.5%
  5,000    Metropolitan Trans Auth NY Svc Contract Ser A
           Rfdg (FGIC Insd)...............................   5.000    07/01/25        5,224,700
  5,470    New York City Hlth & Hosp Hlth Sys Ser A (FSA
           Insd)..........................................   5.000    02/15/21        5,762,372

 16                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 4,350    New York City Indl Dev Agy Civic Fac Rev USTA
           Natl Tennis Cent Proj (FSA Insd)...............   6.375%   11/15/14   $    4,567,326
 14,000    New York City Muni Wtr Fin Auth Ser B (MBIA
           Insd)..........................................   5.500    06/15/27       15,150,660
 10,000    New York City Ser I (MBIA Insd) (a)............   5.000    08/01/17       10,905,400
  3,105    New York St Dorm Auth Rev Insd Brooklyn Law Sch
           Ser B (XLCA Insd)..............................   5.375    07/01/21        3,433,447
     15    New York St Med Care Fac Fin Agy Rev
           (Prerefunded @ 08/15/04) (FSA Insd)............   6.500    08/15/15           15,603
                                                                                 --------------
                                                                                     45,059,508
                                                                                 --------------
           NORTH CAROLINA  1.3%
  1,080    Dare Cnty, NC Ctf Part (AMBAC Insd)............   5.000    06/01/23        1,131,365
  1,540    North Carolina Cap Fac Fin Johnson & Wales Univ
           Proj Ser A (XLCA Insd).........................   5.000    04/01/20        1,641,655
 10,000    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd)..........................................   5.250    01/01/18       10,988,200
  2,835    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd)..........................................   5.250    01/01/19        3,097,578
                                                                                 --------------
                                                                                     16,858,798
                                                                                 --------------
           NORTH DAKOTA  0.9%
  5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
           Station Rfdg (AMBAC Insd)......................   7.200    06/30/13        6,280,750
  5,000    Oliver Cnty, ND Pollutn Ctl Rev Square Butte
           Elec Coop Ser A Rfdg (AMBAC Insd)..............   5.300    01/01/27        5,238,850
                                                                                 --------------
                                                                                     11,519,600
                                                                                 --------------
           OHIO  0.3%
  3,175    Miami Univ OH Gen Rcpt Rfdg (AMBAC Insd).......   5.250    12/01/19        3,510,534
                                                                                 --------------

           OKLAHOMA  2.5%
  1,355    Jenks, OK Aquarium Auth Rev First Mtg
           (Prerefunded @ 07/01/10) (MBIA Insd)...........   6.000    07/01/20        1,580,499
  1,000    McAlester, OK Pub Wks Auth Util Cap Apprec (FSA
           Insd)..........................................    *       02/01/34          217,600
  8,320    McAlester, OK Pub Wks Auth Util Cap Apprec Ser
           A (FSA Insd)...................................    *       02/01/30        2,016,269
  2,680    McAlester, OK Pub Wks Auth Util Cap Apprec Ser
           A (Prerefunded @ 02/01/09) (FSA Insd)..........    *       02/01/30          726,709
  2,100    Midwest City, OK Muni Auth (Prerefunded @
           06/01/10) (FSA Insd)...........................   5.150    06/01/15        2,391,732
  5,660    Mustang, OK Impt Auth Util Rev (FSA Insd)......   5.800    10/01/30        6,435,760
  2,020    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser A
           (FSA Insd).....................................   5.000    07/01/17        2,161,723
  4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
           (Prerefunded @ 07/01/10) (FSA Insd)............   5.750    07/01/30        4,712,000

See Notes to Financial Statements                                             17

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           OKLAHOMA (CONTINUED)
$ 2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd).......   5.500%   07/01/22   $    2,228,240
  8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Tulsa Ser A
           (MBIA Insd)....................................   5.375    10/01/31        8,885,365
                                                                                 --------------
                                                                                     31,355,897
                                                                                 --------------
           OREGON  1.1%
  1,000    Emerald Peoples Util Dist Ser A Rfdg (FSA
           Insd)..........................................   5.250    11/01/21        1,094,910
  2,000    Oregon St Dept Admin Ser A Rfdg (FSA Insd).....   5.000    04/01/14        2,266,640
  4,835    Oregon St Dept Admin Ser B Rfdg (MBIA Insd)....   5.250    05/01/17        5,328,412
  1,300    Portland, OR Arpt Rev Ser 15 Intl Arpt Ser A
           Rfdg (FGIC Insd)...............................   5.000    07/01/13        1,436,591
  3,250    Salem-Keizer, OR Sch Dist Rfdg (FSA Insd)......   5.000    06/15/17        3,564,210
                                                                                 --------------
                                                                                     13,690,763
                                                                                 --------------
           PENNSYLVANIA  3.7%
  5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth
           Sys Ser A (MBIA Insd)..........................   6.500    11/15/30        5,849,000
  4,875    Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
           Mercy Hlth Sys Inc (Escrowed to Maturity)
           (AMBAC Insd)...................................   5.625    08/15/26        5,328,716
 10,000    Harrisburg, PA Res Gtd Sub Ser D 2 (FSA
           Insd)..........................................   5.000    12/01/33       11,028,300
  3,000    Lycoming Cnty, PA Auth College Rev PA College
           of Technology (AMBAC Insd).....................   5.350    07/01/26        3,188,610
  1,375    Pennsylvania St Higher Ed Fac Auth Rev St Sys
           Higher Ed Ser P (AMBAC Insd)...................   5.000    12/15/16        1,491,050
  4,340    Philadelphia, PA Gas Wks Rev 1975 Gen Ordinance
           17th Ser (FSA Insd)............................   5.375    07/01/17        4,970,559
  2,990    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
           4th Ser (FSA Insd).............................   5.250    08/01/18        3,316,687
  4,555    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
           4th Ser (FSA Insd).............................   5.250    08/01/21        4,974,197
  2,000    Philadelphia, PA Sch Dist Ser A (FSA Insd).....   5.500    02/01/26        2,169,820
  5,000    State Pub Sch Bldg Auth PA Sch Lease
           Philadelphia Sch Dist Proj (FSA Insd)..........   5.250    06/01/26        5,350,550
                                                                                 --------------
                                                                                     47,667,489
                                                                                 --------------
           SOUTH CAROLINA  0.7%
  2,430    Columbia, SC Ctf Part Tourism Dev Fee Pledge
           (AMBAC Insd)...................................   5.250    06/01/19        2,662,016
  6,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
           & Gas Co Proj Ser A (AMBAC Insd)...............   5.200    11/01/27        6,885,320
                                                                                 --------------
                                                                                      9,547,336
                                                                                 --------------

 18                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           SOUTH DAKOTA  1.0%
$ 1,455    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
           Insd)..........................................   5.500%   06/01/12   $    1,662,934
  5,205    South Dakota St Lease Rev Tr Ctf Ser A (FSA
           Insd)..........................................   6.625    09/01/12        6,432,235
  4,000    South Dakota St Lease Rev Tr Ctf Ser A (FSA
           Insd)..........................................   6.700    09/01/17        5,101,680
                                                                                 --------------
                                                                                     13,196,849
                                                                                 --------------
           TEXAS  12.9%
  1,165    Alamo, TX Cmnty College Dist Combined Fee Rfdg
           (FSA Insd).....................................   5.000    11/01/22        1,212,660
  7,120    Austin, TX Arpt Sys Rev Pr Lien Rfdg (MBIA
           Insd)..........................................   5.000    11/15/12        7,935,596
  2,150    Austin, TX Cft Oblig (MBIA Insd)...............   5.375    09/01/18        2,384,888
  2,250    Austin, TX Ctf Oblig (MBIA Insd)...............   5.375    09/01/19        2,481,008
  4,455    Austin, TX Hotel Occupancy Tax Rfdg (FSA
           Insd)..........................................   5.000    11/15/15        4,899,253
  4,680    Austin, TX Hotel Occupancy Tax Rfdg (FSA
           Insd)..........................................   5.000    11/15/16        5,099,328
  2,460    Austin, TX Hotel Occupancy Tax Rfdg (FSA
           Insd)..........................................   5.000    11/15/17        2,663,959
  2,585    Austin, TX Hotel Occupancy Tax Rfdg (FSA
           Insd)..........................................   5.000    11/15/18        2,782,184
  2,715    Austin, TX Hotel Occupancy Tax Rfdg (FSA
           Insd)..........................................   5.000    11/15/19        2,904,208
  7,865    Austin, TX Util Sys Rev Rfdg (FSA Insd)........   5.000    11/15/11        8,591,647
 12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
           Insd)..........................................    *       11/15/10       10,085,750
  5,000    Brazos Riv Auth, TX Rev Houston Ind Inc Proj
           Ser C (Variable Rate Coupon) (AMBAC Insd)......   5.125    05/01/19        5,343,250
  2,000    Colorado Riv, TX Muni Wtr Dist Sys Rfdg (AMBAC
           Insd)..........................................   5.375    01/01/19        2,206,660
  1,400    Corpus Christi, TX Util Sys Rev Impt & Rfdg
           (FSA Insd).....................................   5.250    07/15/17        1,546,034
 15,400    Dallas Cnty, TX Util & Reclamation Dist Ser B
           Rfdg (AMBAC Insd)..............................   5.875    02/15/29       15,940,848
  5,000    El Paso, TX Ctf Oblig (FSA Insd)...............   5.750    08/15/25        5,476,050
  4,500    Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
           Insd)..........................................   5.125    08/15/17        4,896,090
  4,605    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd)...   5.500    07/01/17        5,185,230
  2,000    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd)...   5.500    07/01/18        2,238,440
  5,000    Houston, TX Hotel Occupancy Convention & Entmt
           Ser A Rfdg (AMBAC Insd)........................   5.375    09/01/14        5,679,250
  2,000    Houston, TX Pub Impt Ser B Rfdg (FSA Insd).....   5.500    03/01/18        2,232,060
 12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec Ser A
           Rfdg (FSA Insd)................................    *       12/01/20        5,533,748
  1,790    Laredo, TX Cmnty College Dist Combined Fee Rev
           Bldg Rfdg (AMBAC Insd).........................   5.300    08/01/26        1,906,082
  4,335    North Harris Cnty, TX Regl Wtr Sr Lien (FGIC
           Insd)..........................................   5.250    12/15/19        4,761,564
  2,220    Raven Hills, TX Higher Ed Corp Cardinal Vlg Llc
           Lamar Univ A (MBIA Insd).......................   5.500    08/01/28        2,409,566
  1,000    San Antonio, TX Indpt Sch Dist Pub Fac Corp
           Lease Rev (AMBAC Insd).........................   5.850    10/15/10        1,109,860
  1,730    San Antonio, TX Muni Drain Util (MBIA Insd)....   5.000    02/01/21        1,827,901

See Notes to Financial Statements                                             19

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
           Ser B (Escrowed to Maturity) (FGIC Insd).......   5.000%   09/01/15   $    1,953,490
  1,060    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
           Insd)..........................................   5.250    03/01/18        1,164,770
  2,000    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
           Insd)..........................................   5.250    03/01/20        2,174,160
 10,000    Texas St Tpk Auth Cent TX Tpk First Tier Ser A
           (AMBAC Insd)...................................   5.500    08/15/39       10,741,900
 26,905    Texas St Tpk Auth Dallas Northtwy Rev George
           Bush Tpk (FGIC Insd)...........................   5.250    01/01/23       28,535,443
                                                                                 --------------
                                                                                    163,902,877
                                                                                 --------------
           UTAH  0.2%
  2,140    Murray City, UT Swr & Wtr Rev (AMBAC Insd).....   5.250    10/01/23        2,311,928
    660    Provo, UT Elec Rev 1984 Ser A Rfdg (Escrowed to
           Maturity) (AMBAC Insd).........................  10.375    09/15/15          942,071
                                                                                 --------------
                                                                                      3,253,999
                                                                                 --------------
           VIRGINIA  0.1%
  1,595    Virginia St Hsg Dev Auth Comwlth Mtg Ser J
           Subser J-1 (MBIA Insd).........................   5.200    07/01/19        1,656,009
                                                                                 --------------

           WASHINGTON  7.7%
  4,115    Chelan Cnty, WA Sch Dist No 246 (FSA Insd).....   5.000    12/01/21        4,341,819
  1,930    Clark Cnty, WA Pub Util Dist No 001 Elec Rev
           Rfdg (AMBAC Insd)..............................   5.500    01/01/12        2,223,148
  2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr Rev
           (FSA Insd).....................................   5.125    01/01/20        3,202,619
 11,340    Energy Northwest WA Elec Rev Columbia
           Generating Ser A Rfdg (FSA Insd)...............   5.500    07/01/17       12,618,245
  4,040    Energy Northwest WA Elec Rev Columbia
           Generating Ser F (MBIA Insd)...................   5.250    07/01/16        4,488,036
  4,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)................................   5.500    07/01/17        5,007,240
 10,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (XLCA Insd)...............................   5.500    07/01/17       11,294,000
 14,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)................................   5.500    07/01/18       16,105,150
  5,000    Energy Northwest WA Elec Rev Proj No 3 Ser B
           Rfdg (FSA Insd)................................   6.000    07/01/16        5,841,450
  1,365    Energy Northwest WA Wind Proj (AMBAC Insd).....   5.000    07/01/23        1,420,583
  2,335    Grant Cnty, WA Pub Util Dist No 2 Rev Second
           Ser C Rfdg (AMBAC Insd)........................   6.000    01/01/17        2,592,410
  1,025    Grant Cnty, WA Pub Util Dist No 2 Rev Second
           Ser C Rfdg (AMBAC Insd)........................   6.000    01/01/17        1,137,996
    350    Pierce Cnty, WA Swr Rev Ser A (Escrowed to
           Maturity) (MBIA Insd)..........................   9.000    02/01/05          372,838
  2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg (FSA
           Insd)..........................................   5.500    03/01/18        2,230,780
  4,100    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.000    12/01/21        4,363,671

 20                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           WASHINGTON (CONTINUED)
$ 2,565    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.500%   12/01/23   $    2,802,468
    145    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.000    12/01/24          150,728
  2,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.750    12/01/25        2,261,920
  2,420    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.750    12/01/26        2,732,785
  3,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.250    09/01/33        3,192,750
  1,965    Tacoma, WA Solid Waste Util Rev Rfdg (AMBAC
           Insd)..........................................   5.375    12/01/18        2,175,255
  2,075    Tacoma, WA Solid Waste Util Rev Rfdg (AMBAC
           Insd)..........................................   5.375    12/01/19        2,282,811
  3,090    Washington St Pub Pwr Supply Sys Nuclear Proj
           No 1 Rev Ser A Rfdg (AMBAC Insd)...............   5.700    07/01/09        3,409,475
  1,600    Washington St Ser R 99A Rfdg (FGIC Insd).......   5.000    01/01/17        1,708,800
                                                                                 --------------
                                                                                     97,956,977
                                                                                 --------------
           WEST VIRGINIA  0.1%
  1,530    West Virginia Econ Dev Auth Lease Rev
           Correctional Juvenile & Pub-A (MBIA Insd)......   5.500    06/01/19        1,714,870
                                                                                 --------------

           WISCONSIN  1.2%
  1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)............   5.400    12/01/16        1,512,405
  1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)............   5.500    12/01/18        1,683,720
  1,270    Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)......   5.250    09/01/14        1,427,798
  1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)......   5.250    09/01/16        1,558,538
  3,950    Two Rivs, WI Pub Sch Dist Rfdg (Prerefunded @
           03/01/10) (FSA Insd)...........................   6.000    03/01/18        4,651,678
  3,920    University of WI Hosp & Clinics Auth Rev (FSA
           Insd)..........................................   6.200    04/01/29        4,566,447
                                                                                 --------------
                                                                                     15,400,586
                                                                                 --------------
           WYOMING  0.2%
  2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC
           Insd)..........................................   6.700    05/01/12        2,028,340
                                                                                 --------------

See Notes to Financial Statements                                             21

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           PUERTO RICO  0.7%
$ 5,000    Puerto Rico Comwlth Hwy & Tran Sub (FGIC
           Insd)..........................................   5.250%   07/01/18   $    5,612,550
  3,000    Puerto Rico Indl Tourist Ed Med & Environmental
           Ctl Fac Hosp Aux (MBIA Insd)...................   6.250    07/01/16        3,166,530
                                                                                 --------------
                                                                                      8,779,080
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $1,155,705,789).......................................................    1,250,564,867

SHORT-TERM INVESTMENTS  1.8%
  (Cost $22,400,000)..........................................................       22,400,000
                                                                                 --------------

TOTAL INVESTMENTS  99.9%
  (Cost $1,178,105,789).......................................................    1,272,964,867

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...................................        1,636,694
                                                                                 --------------

NET ASSETS  100.0%............................................................   $1,274,601,561
                                                                                 ==============

*   Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.71% of net assets.

AMBAC--AMBAC Indemnity Corp.

BIGI--Bond Investor Guaranty Inc.

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

 22                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $1,178,105,789).....................  $1,272,964,867
Cash........................................................          84,055
Receivables:
  Interest..................................................      16,338,707
  Investments Sold..........................................       6,815,368
  Fund Shares Sold..........................................         580,086
Other.......................................................         244,910
                                                              --------------
    Total Assets............................................   1,297,027,993
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      17,743,798
  Fund Shares Repurchased...................................       1,453,042
  Income Distributions......................................       1,015,155
  Distributor and Affiliates................................         654,547
  Investment Advisory Fee...................................         552,931
  Variation Margin on Futures...............................         517,375
Trustees' Deferred Compensation and Retirement Plans........         308,730
Accrued Expenses............................................         180,854
                                                              --------------
    Total Liabilities.......................................      22,426,432
                                                              --------------
NET ASSETS..................................................  $1,274,601,561
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,175,008,304
Net Unrealized Appreciation.................................      93,443,930
Accumulated Net Realized Gain...............................       4,114,650
Accumulated Undistributed Net Investment Income.............       2,034,677
                                                              --------------
NET ASSETS..................................................  $1,274,601,561
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,172,859,904 and 61,198,302 shares of
    beneficial interest issued and outstanding).............  $        19.16
    Maximum sales charge (4.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        20.12
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $77,887,581 and 4,069,113 shares of
    beneficial interest issued and outstanding).............  $        19.14
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $23,854,076 and 1,247,128 shares of
    beneficial interest issued and outstanding).............  $        19.13
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             23

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $31,258,868
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,254,304
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,437,059, $399,020 and $119,516,
  respectively).............................................    1,955,595
Shareholder Services........................................      410,733
Custody.....................................................       49,056
Legal.......................................................       41,662
Trustees' Fees and Related Expenses.........................       16,956
Other.......................................................      266,089
                                                              -----------
    Total Expenses..........................................    5,994,395
    Less Credits Earned on Cash Balances....................        4,273
                                                              -----------
    Net Expenses............................................    5,990,122
                                                              -----------
NET INVESTMENT INCOME.......................................  $25,268,746
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 7,201,459
  Futures...................................................   (7,821,697)
                                                              -----------
Net Realized Loss...........................................     (620,238)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  $85,171,911
                                                              -----------
End of the Period:
    Investments.............................................   94,859,078
    Futures.................................................   (1,415,148)
                                                              -----------
                                                               93,443,930
                                                              -----------
Net Unrealized Appreciation During the Period...............    8,272,019
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,651,781
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $32,920,527
                                                              ===========

 24                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets (Unaudited)

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                          MARCH 31, 2004    SEPTEMBER 30, 2003
                                                         -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $   25,268,746      $   52,180,180
Net Realized Gain/Loss.................................         (620,238)         20,955,240
Net Unrealized Appreciation/Depreciation During the
  Period...............................................        8,272,019         (37,035,786)
                                                          --------------      --------------
Change in Net Assets from Operations...................       32,920,527          36,099,634
                                                          --------------      --------------

Distributions from Net Investment Income:
  Class A Shares.......................................      (22,900,564)        (47,030,700)
  Class B Shares.......................................       (1,234,929)         (2,660,042)
  Class C Shares.......................................         (369,736)           (760,360)
                                                          --------------      --------------
                                                             (24,505,229)        (50,451,102)
                                                          --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares.......................................      (13,949,578)        (11,285,930)
  Class B Shares.......................................         (936,852)           (786,390)
  Class C Shares.......................................         (284,764)           (214,972)
                                                          --------------      --------------
                                                             (15,171,194)        (12,287,292)
                                                          --------------      --------------
Total Distributions....................................      (39,676,423)        (62,738,394)
                                                          --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       (6,755,896)        (26,638,760)
                                                          --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................       39,813,673         323,995,612
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       31,154,345          47,057,129
Cost of Shares Repurchased.............................     (106,135,212)       (381,484,901)
                                                          --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      (35,167,194)        (10,432,160)
                                                          --------------      --------------
TOTAL DECREASE IN NET ASSETS...........................      (41,923,090)        (37,070,920)
NET ASSETS:
Beginning of the Period................................    1,316,524,651       1,353,595,571
                                                          --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $2,034,677 and $1,271,160,
  respectively)........................................   $1,274,601,561      $1,316,524,651
                                                          ==============      ==============

See Notes to Financial Statements                                             25

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                      YEAR ENDED SEPTEMBER 30,
CLASS A SHARES              MARCH 31,     -------------------------------------------------------
                               2004         2003      2002 (a)      2001        2000       1999
                            ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  19.27     $  19.65    $  19.22    $  18.27    $  18.08   $  19.96
                             --------     --------    --------    --------    --------   --------
  Net Investment Income....       .38          .77         .81         .86         .91        .91
  Net Realized and
    Unrealized Gain/Loss...       .11         (.23)        .87         .98         .17      (1.64)
                             --------     --------    --------    --------    --------   --------
Total from Investment
  Operations...............       .49          .54        1.68        1.84        1.08       (.73)
                             --------     --------    --------    --------    --------   --------
Less:
  Distributions from Net
    Investment Income......       .37          .74         .81         .89         .88        .92
  Distributions from Net
    Realized Gain..........       .23          .18         .44         -0-         .01        .23
                             --------     --------    --------    --------    --------   --------
Total Distributions........       .60          .92        1.25         .89         .89       1.15
                             --------     --------    --------    --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  19.16     $  19.27    $  19.65    $  19.22    $  18.27   $  18.08
                             ========     ========    ========    ========    ========   ========

Total Return (b)...........     2.57%*       2.90%       9.28%      10.28%       6.13%     -3.80%
Net Assets at End of the
  Period (In millions).....  $1,172.9     $1,209.9    $1,244.3    $1,129.6    $1,086.6   $1,178.3
Ratio of Expenses to
  Average Net Assets.......      .87%         .86%        .87%        .90%        .90%       .92%
Ratio of Net Investment
  Income to Average Net
  Assets...................     3.97%        4.02%       4.30%       4.55%       5.10%      4.77%
Portfolio Turnover.........       13%*         61%         54%         80%         69%        92%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 26                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                     MARCH 31,     ------------------------------------------------
                                      2004        2003     2002 (a)     2001      2000      1999
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $19.24      $19.63     $19.20     $18.26    $18.08    $19.96
                                     ------      ------     ------     ------    ------    ------
  Net Investment Income...........      .31         .63        .66        .70       .78       .76
  Net Realized and Unrealized
    Gain/Loss.....................      .12        (.24)       .88        .99       .15     (1.64)
                                     ------      ------     ------     ------    ------    ------
Total from Investment
  Operations......................      .43         .39       1.54       1.69       .93      (.88)
                                     ------      ------     ------     ------    ------    ------
Less:
  Distributions from Net
    Investment Income.............      .30         .60        .67        .75       .74       .77
  Distributions from Net Realized
    Gain..........................      .23         .18        .44        -0-       .01       .23
                                     ------      ------     ------     ------    ------    ------
Total Distributions...............      .53         .78       1.11        .75       .75      1.00
                                     ------      ------     ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $19.14      $19.24     $19.63     $19.20    $18.26    $18.08
                                     ======      ======     ======     ======    ======    ======

Total Return (b)..................    2.24%*      2.08%      8.47%      9.42%     5.25%    -4.60%
Net Assets at End of the Period
  (In millions)...................   $ 77.9      $ 82.6     $ 87.2     $ 49.2    $ 43.0    $ 56.8
Ratio of Expenses to Average Net
  Assets..........................    1.63%       1.62%      1.63%      1.69%     1.68%     1.68%
Ratio of Net Investment Income to
  Average Net Assets..............    3.22%       3.26%      3.53%      3.76%     4.34%     3.99%
Portfolio Turnover................      13%*        61%        54%        80%       69%       92%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             27

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                     MARCH 31,     ------------------------------------------------
                                      2004        2003     2002 (a)     2001      2000      1999
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $19.23      $19.62     $19.19     $18.25    $18.08    $19.95
                                     ------      ------     ------     ------    ------    ------
  Net Investment Income...........      .31         .63        .67        .69       .79       .76
  Net Realized and Unrealized
    Gain/Loss.....................      .12        (.24)       .87       1.00       .13     (1.63)
                                     ------      ------     ------     ------    ------    ------
Total from Investment
  Operations......................      .43         .39       1.54       1.69       .92      (.87)
                                     ------      ------     ------     ------    ------    ------
Less:
  Distributions from Net
    Investment Income.............      .30         .60        .67        .75       .74       .77
  Distributions from Net Realized
    Gain..........................      .23         .18        .44        -0-       .01       .23
                                     ------      ------     ------     ------    ------    ------
Total Distributions...............      .53         .78       1.11        .75       .75      1.00
                                     ------      ------     ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $19.13      $19.23     $19.62     $19.19    $18.25    $18.08
                                     ======      ======     ======     ======    ======    ======

Total Return (b)..................    2.24%*      2.08%      8.48%      9.42%     5.19%    -4.55%
Net Assets at End of the Period
  (In millions)...................   $ 23.9      $ 24.1     $ 22.1     $ 11.2    $  5.4    $  8.3
Ratio of Expenses to Average Net
  Assets..........................    1.63%       1.62%      1.63%      1.65%     1.68%     1.68%
Ratio of Net Investment Income to
  Average Net Assets..............    3.21%       3.25%      3.53%      3.80%     4.35%     3.99%
Portfolio Turnover................      13%*        61%        54%        80%       69%       92%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 28                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had $17,743,798 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $1,177,123,923
                                                              ==============
Gross tax unrealized appreciation...........................  $   96,503,372
Gross tax unrealized depreciation...........................        (662,428)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   95,840,944
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

                                                                 2003
Distributions paid from:
  Ordinary Income...........................................  $ 4,974,664
  Long-term capital gain....................................    7,723,917
                                                              -----------
                                                              $12,698,581
                                                              ===========

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   264,854
Undistributed long-term capital gain........................   11,838,027

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2004, the Fund's custody fee was reduced by $4,273 as a result of credits earned on cash balances.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .525%
Next $500 million...........................................     .500%
Next $500 million...........................................     .475%
Over $1.5 billion...........................................     .450%

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $24,800 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $70,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $322,100, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $223,109 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $1,074,997,858, $75,986,852 and
$24,023,594 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,767,076   $  33,981,788
  Class B...................................................     167,932       3,223,624
  Class C...................................................     136,030       2,608,261
                                                              ----------   -------------
Total Sales.................................................   2,071,038   $  39,813,673
                                                              ==========   =============
Dividend Reinvestment:
  Class A...................................................   1,524,654   $  29,243,679
  Class B...................................................      75,432       1,444,607
  Class C...................................................      24,351         466,059
                                                              ----------   -------------
Total Dividend Reinvestment.................................   1,624,437   $  31,154,345
                                                              ==========   =============
Repurchases:
  Class A...................................................  (4,894,554)  $ (94,024,893)
  Class B...................................................    (464,908)     (8,926,077)
  Class C...................................................    (165,732)     (3,184,242)
                                                              ----------   -------------
Total Repurchases...........................................  (5,525,194)  $(106,135,212)
                                                              ==========   =============

    At September 30, 2003, capital aggregated $1,105,797,284, $80,244,698 and
$24,133,516 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................   15,358,941   $ 294,205,218
  Class B...................................................      997,166      19,179,849
  Class C...................................................      552,551      10,610,545
                                                              -----------   -------------
Total Sales.................................................   16,908,658   $ 323,995,612
                                                              ===========   =============
Dividend Reinvestment:
  Class A...................................................    2,306,810   $  44,213,876
  Class B...................................................      112,868       2,160,427
  Class C...................................................       35,696         682,826
                                                              -----------   -------------
Total Dividend Reinvestment.................................    2,455,374   $  47,057,129
                                                              ===========   =============
Repurchases:
  Class A...................................................  (18,180,737)  $(348,581,095)
  Class B...................................................   (1,260,175)    (24,097,852)
  Class C...................................................     (461,820)     (8,805,954)
                                                              -----------   -------------
Total Repurchases...........................................  (19,902,732)  $(381,484,901)
                                                              ===========   =============

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and the year ended September 30, 2003, 6,626 and 177,637 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and the year ended September 30, 2003, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the six months ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $81,300 and CDSC on redeemed shares of approximately $88,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $167,874,434 and $220,796,086, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the six months ended March 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2003...........................    1,750
Futures Opened..............................................    2,245
Futures Closed..............................................   (2,766)
                                                               ------
Outstanding at March 31, 2004...............................    1,229
                                                               ======

    The futures contracts outstanding as of March 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures June 2004
  (Current Notional Value of $115,406 per contract).........      217      $  (316,232)
U.S. Treasury Notes 5-Year Futures June 2004
  (Current Notional Value of $113,563 per contract).........    1,012       (1,098,916)
                                                                -----      -----------
                                                                1,229      $(1,415,148)
                                                                =====      ===========

B. INVERSE FLOATING RATE SECURITIES An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,125,000 and $65,400 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the six months ended March 31, 2004, are payments retained by Van Kampen of approximately $433,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $52,100.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                              Van Kampen Funds Inc.
                                              1 Parkview Plaza, P.O. Box 5555
                                              Oakbrook Terrace, IL 60181-5555
                                              www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                              Copyright (C)2004 Van Kampen Funds
                                              Inc. All rights reserved.
                                              Member NASD/SIPC. 32, 332, 532
                                              TFIN SAR 5/04 RN04-00414P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

                              A SHARES               B SHARES               C SHARES
                           since 06/28/85         since 04/30/93         since 08/13/93
------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX.                 W/MAX.
                                      4.75%                  4.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception            6.59%       6.32%      4.64%       4.64%      4.16%      4.16%

10-year                    5.09        4.58       4.51        4.51       4.36       4.36

5-year                     3.32        2.31       2.53        2.28       2.67       2.67

1-year                     7.27        2.13       6.46        2.46       6.49       5.49

6-month                    3.61       -1.31       3.22       -0.78       3.27       2.27
------------------------------------------------------------------------------------------
SEC Yield                       5.15%                  4.65%                  4.60%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Strategic Municipal Income Fund is managed by the adviser's Municipal Fixed Income team. Members of the team include Wayne D. Godlin and Dennis S. Pietrzak, Executive Directors, and James D. Phillips, Vice President.(1)

MARKET CONDITIONS

Economic growth continued to be positive throughout the reporting period. Despite this growth, however, the economy failed to produce a significant increase in job creation and inflation remained low, which led the Fed to maintain its bias toward keeping interest rates low. As a result, yields remained low across the entire municipal yield curve.

Early in the reporting period, the market had built-in expectations of Fed tightening (increasing interest rates) in early 2004. When it became apparent that higher rates were unlikely to materialize as anticipated, market consensus reversed, bonds rallied, and credit spreads (the incremental yield difference between lower- and higher-rated bonds) in the municipal market began to tighten. The rally continued until March, when the municipal market started to lose momentum and give up some of its prior gains.

The supply of new municipal bond issuance continued to be very high during the reporting period. Many municipalities sought to take advantage of historically low interest rates--either by issuing new debt or by refinancing existing debt that carried higher rates. At the same time, demand for municipal bonds grew as investors searching for yield were attracted to the bonds' potential tax advantages. The high-yield segment of the municipal market generally outperformed higher-rated bonds, particularly in the latter part of the period, as investors seemed willing to take on greater credit risk in exchange for higher yields.

PERFORMANCE ANALYSIS

During the six-month period ended March 31, the fund returned 3.61 percent (Class A shares, unadjusted for sales charge), outpacing its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)


TOTAL RETURN FOR THE 6-MONTH PERIOD ENDED MARCH 31, 2004

------------------------------------------------------------------
                                    LEHMAN BROTHERS MUNICIPAL
      CLASS A   CLASS B   CLASS C          BOND INDEX

       3.61%     3.22%     3.27%              3.12%
------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

(1)Team members may change without notice at any time.

The portfolio's structure is commonly referred to as a "barbell" structure-- where holdings are more heavily weighted in the high- and low-grade sectors of the credit spectrum. This type of structure offers the dual benefits of potentially higher yields (from the lower-rated portion) and added balance (from the lower-risk/higher-rated portion).

In the first three months of the period, the portfolio's holdings in higher-rated bonds drove the fund's positive performance. This outperformance was due in part to a decline in the overall supply of higher-rated bonds in the marketplace, which contributed to a rally in this sector.

In the last three months, however, tightening credit spreads led to stronger relative performance for high-yield bonds. The fund enjoyed gains as a result, due to its greater concentration in this segment of the market during the period. As of March 31, 68 percent of the portfolio's long-term holdings were in high-yield bonds, down slightly from 74 percent as of September 30, 2003.

Within high-yield, our emphasis on health-care and continuing-care bonds--the fund's top two sectors--was particularly additive to performance due to spread tightening in these sectors. Holdings in tax-district bonds also helped boost fund returns. We continued to focus investments in these and other essential-services sectors of the municipal market because they tend to be less cyclical and therefore, less affected by changing economic conditions.

We continued to keep the portfolio highly diversified, and maintained its lower duration (sensitivity to interest-rate changes) to help minimize interest-rate risk. Keeping the fund's duration in the target range proved more challenging during the reporting period; with interest rates so low, it was increasingly difficult to find higher-coupon bonds to add to the portfolio, which have a lower duration than low-coupon bonds. A lower duration could serve the fund well if interest rates do begin to rise.

Looking ahead, we believe demand for municipal bonds should continue to be strong--especially if the economy continues to improve and interest rates remain low. As always, we will pursue our disciplined investment approach, monitoring the markets carefully for opportunities to add value to the portfolio.

RATINGS ALLOCATION AS OF 3/31/04
AAA                             12.2%
AA                               5.3
A                                7.2
BBB                              7.6
BB                               2.5
B                                4.7
CC                               0.1
Non-Rated                       60.4

TOP 5 SECTORS AS OF 3/31/04                 TOP 5 STATES AS OF 3/31/04
Continuing Care               17.7%         Illinois                        9.9%
Health Care                   15.5          Florida                         8.9
Industrial Revenue            13.7          Texas                           8.8
Tax District                  10.9          Pennsylvania                    8.5
General Purpose                7.6          New York                        6.8

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Ratings allocations are based upon ratings as issued by Standard and Poor's. Ratings allocation percentages are as a percentage of corporate-debt obligations. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS  93.7%
            ALABAMA  1.4%
$  1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
            Ln Ser C (AMBAC Insd)......................        5.750%   08/15/18   $  1,135,680
   2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
            Ln Ser C (AMBAC Insd)......................        5.375    08/15/23      2,156,860
   2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
            Insd)......................................        5.750    08/15/18      2,258,340
   1,500    Colbert Cnty Northwest Auth Hlth Care
            Facs.......................................        5.750    06/01/27      1,478,160
   2,500    Huntsville/Carlton Cove, AL Carlton Cove
            Inc Proj Ser A.............................        7.000    11/15/17      1,812,500
       3    Mobile, AL Indl Dev Brd Solid Waste Disp
            Rev Mobile Energy Svc Co Proj Rfdg (a)
            (b)........................................        6.950    01/01/20             21
   1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
            Mem Hosp Ser A.............................        5.600    11/01/16      1,365,007
   1,750    Valley, AL Spl Care Fac Fin Auth Rev Lanier
            Mem Hosp Ser A.............................        5.650    11/01/22      1,651,562
                                                                                   ------------
                                                                                     11,858,130
                                                                                   ------------
            ALASKA  0.7%
   1,630    Alaska Indl Dev & Expt Auth Williams Lynxs
            AK Cargoport (Acquired 05/17/01, Cost
            $1,630,000) (c)............................        7.800    05/01/14      1,683,774
   4,000    Juneau, AK City & Borough Rev Saint Anns
            Care Ctr Proj..............................        6.875    12/01/25      4,017,200
                                                                                   ------------
                                                                                      5,700,974
                                                                                   ------------
            ARIZONA  3.3%
   2,000    Arizona Hlth Fac Auth Hosp John C Lincoln
            Hlth Network...............................        6.375    12/01/37      2,118,140
   1,000    Arizona Hlth Fac Auth Rev Terraces Proj Ser
            A..........................................        7.500    11/15/23      1,015,840
   1,250    Arizona Hlth Fac Auth Rev Terraces Proj Ser
            A..........................................        7.750    11/15/33      1,280,025
   1,480    Cochise Cnty, AZ Indl Dev Sierra Vista
            Cmnty Hosp Ser A Rfdg......................        6.750    12/01/26      1,524,548
   1,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living
            Cmnty Northn AZ Proj.......................        7.500    03/01/35      1,075,050
     500    Flagstaff, AZ Indl Dev Auth Rev Sr Living
            Cmnty Northn Cmnty Proj....................        6.300    09/01/38        481,110
   1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
            Sch Proj 1 Ser A...........................        6.625    07/01/20      1,027,320
   1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
            Cmnty Learning Ctr Proj 1 Ser A............        7.125    06/01/10      1,031,470
   4,000    Maricopa Cnty, AZ Indl Dev Auth
            Multi-Family Hsg Rev Natl Hlth Fac II Proj
            Ser B (Acquired 01/15/98, Cost $4,000,000)
            (c)........................................        6.625    07/01/33      3,074,160
   2,605    Maricopa Cnty, AZ Indl Dev Christian Care
            Mesa Inc Proj Ser A........................        7.750    04/01/15      2,733,296

 6                                             See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            ARIZONA (CONTINUED)
$  2,000    Maricopa Cnty, AZ Indl Dev Christian Care
            Mesa Inc Proj Ser A........................        7.875%   04/01/27   $  2,072,780
   1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
            Life Ser A Rfdg............................        6.375    08/15/29      1,451,400
   2,500    Phoenix, AZ Indl Dev Auth Mtg Christian
            Care Apt Proj Ser A Rfdg...................        6.500    01/01/26      2,573,700
   1,355    Pima Cnty, AZ Indl Dev Auth Dev Radisson
            City Ctr Proj Rfdg (Acquired 03/28/02, Cost
            $1,355,000) (c)............................        7.000    12/02/12      1,344,431
     800    Pima Cnty, AZ Indl Dev Auth Fac Skyline
            Tech High Sch Proj.........................        7.500    02/01/34        798,456
   1,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada
            at Park Ctr Ser A..........................        7.000    05/15/27      1,019,470
     520    Pima Cnty, AZ Indl Dev Auth Ser A..........        7.250    11/15/18        511,675
     500    Pima Cnty, AZ Indl Dev Auth Ser A..........        8.250    11/15/22        514,175
   1,110    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
            Assmt Rev..................................        6.500    12/01/12      1,188,366
   2,150    Tucson, AZ Multi-Family Rev Hsg Catalina
            Asstd Living Ser A.........................        6.500    07/01/31      1,910,597
                                                                                   ------------
                                                                                     28,746,009
                                                                                   ------------
            CALIFORNIA  3.0%
   1,000    Abag Fin Auth Nonprofit Corp CA American
            Baptist Homes Ser A Rfdg...................        5.850    10/01/27        964,050
   2,000    California St Dept Wtr Res Pwr Ser A (AMBAC
            Insd)......................................        5.500    05/01/16      2,261,500
   1,000    California Statewide Cmnty Dev Auth Elder
            Care Alliance Ser A........................        8.250    11/15/32      1,004,050
     975    California Statewide Cmnty Dev Auth Multi-
            Family Rev Hsg Heritage Pointe Sr Apt Ser
            QQ (Acquired 02/19/02, Cost $972,563)
            (c)........................................        7.500    10/01/26        955,324
   1,000    California Statewide Cmnty Dev Auth San
            Francisco Art Institute (Acquired 06/28/02,
            Cost $1,000,000) (c).......................        7.375    04/01/32      1,011,260
   5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
            Rev (Escrowed to Maturity) (MBIA Insd).....          *      09/01/17      2,657,400
   2,300    Foothill/Eastern Tran Corridor Agy CA Toll
            Rd Rev (MBIA Insd).........................          *      01/15/18      1,130,519
   1,460    Healdsburg, CA Ctf Part Nuestro Hosp Inc
            (Acquired 11/13/98, Cost
            $1,437,739) (a) (b) (c)....................        6.375    11/01/28         58,400
   1,750    Huntington Beach, CA Cmnty No 2003 1
            Huntington Ctr.............................        5.800    09/01/23      1,750,000
     920    Indio, CA Pub Fin Auth Rev Tax Increment...        6.500    08/15/27        961,014
   1,900    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
            Ser F......................................        7.100    09/01/20      2,034,558
   1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
            Rev Fac Sublease LA Intl Ser A-1 Rfdg......        7.125    12/01/24      1,487,552

See Notes to Financial Statements                                              7

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$  4,075    Los Angeles, CA Regl Arpt Impt Corp Lease
            Rev Ser C..................................        7.500%   12/01/24   $  3,463,668
   1,455    Millbrae, CA Residential Fac Rev Magnolia
            of Millbrae Proj Ser A.....................        7.375    09/01/27      1,492,801
   1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
            Ser A......................................        6.375    09/01/32      1,020,520
   1,240    Simi Vly, CA Cmnty Dev Agy Coml Sycamore
            Plaza II Rfdg (Acquired 07/28/98, Cost
            $1,240,000) (c)............................        6.000    09/01/12      1,310,990
   1,965    Vallejo, CA Ctf Part Touro Univ............        7.250    06/01/16      2,069,361
                                                                                   ------------
                                                                                     25,632,967
                                                                                   ------------
            COLORADO  2.0%
   1,000    Bromley Pk Met Dist CO No 2 Ser B..........        8.050    12/01/32      1,022,980
     975    Colorado Ed & Cultural Fac Charter Sch
            Frontier Academy...........................        7.250    06/01/20      1,025,924
   2,000    Colorado Hlth Fac Auth Rev Baptist Home
            Assn Ser A.................................        6.375    08/15/24      1,631,080
   1,060    Colorado Hlth Fac Auth Rev Christian Living
            Campus Proj................................        7.050    01/01/19      1,073,738
   6,200    Colorado Hlth Fac Auth Rev Christian Living
            Campus Proj (Prerefunded @ 01/01/05).......        9.000    01/01/25      6,666,116
   2,500    Elk Vly, CO Pub Impt Fee Ser A.............        7.300    09/01/22      2,615,825
     710    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
            Proj Ser A.................................        6.750    10/01/14        417,523
   1,985    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
            Proj Ser A.................................        7.000    10/01/18      1,163,984
   1,774    Skyland Metro Dist CO Gunnison Cnty Rfdg...        6.750    12/01/22      1,775,845
                                                                                   ------------
                                                                                     17,393,015
                                                                                   ------------
            CONNECTICUT  0.4%
   1,500    Connecticut St Dev Auth Indl Afco Cargo Bdl
            LLC Proj...................................        8.000    04/01/30      1,579,125
   2,000    Mohegan Tribe Indians CT Pub Impt Priority
            Dist (Acquired 09/27/01, Cost $1,956,551)
            (c)........................................        6.250    01/01/31      2,132,800
                                                                                   ------------
                                                                                      3,711,925
                                                                                   ------------
            DELAWARE  0.1%
   1,120    Wilmington, DE Multi-Family Rent Rev Hsg
            Electra Arms Sr Assoc Proj.................        6.250    06/01/28        988,400
                                                                                   ------------

            DISTRICT OF COLUMBIA  0.1%
   1,000    District of Columbia Rev Methodist Home
            Issue......................................        6.000    01/01/29        903,610
      85    District of Columbia Ser A-1 (Escrowed to
            Maturity) (MBIA Insd)......................        6.500    06/01/10        102,915
                                                                                   ------------
                                                                                      1,006,525
                                                                                   ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            FLORIDA  8.3%
$  3,590    Escambia Cnty, FL Rev ICF/MR Pensacola Care
            Dev Ctr....................................       10.250%   07/01/11   $  3,607,735
   1,520    Escambia Cnty, FL Rev ICF/MR Pensacola Care
            Dev Ctr Ser A..............................       10.250    07/01/11      1,527,509
      80    Fishhawk Cmnty Dev Dist of FL Spl Assmt
            Rev........................................        6.650    05/01/07         80,868
   1,390    Fishhawk Cmnty Dev Dist of FL Spl Assmt
            Rev........................................        7.625    05/01/18      1,481,921
   3,705    Florida Hsg Fin Corp Rev Hsg Beacon Hill
            Apt Ser C..................................        6.610    07/01/38      3,517,601
   7,210    Florida Hsg Fin Corp Rev Hsg Cypress Trace
            Apt Ser G..................................        6.600    07/01/38      6,806,600
   4,905    Florida Hsg Fin Corp Rev Hsg Westchase Apt
            Ser B......................................        6.610    07/01/38      4,365,058
     320    Heritage Harbor Cmnty Dev Dist FL Rev
            Recntl.....................................        7.750    05/01/23        305,158
     850    Heritage Harbor Cmnty Dev Dist FL Rev Spl
            Assmt Ser A................................        6.700    05/01/19        878,492
   1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
            Cove Apt Proj Ser A........................        7.375    07/01/40      1,474,140
     815    Lake Saint Charles, FL Cmnty Dev Dist Spl
            Assmt Rev..................................        7.875    05/01/17        848,513
   2,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
            Cypress Cove Hlthpk Ser A..................        6.750    10/01/32      2,051,400
   3,550    Leon Cnty, FL Ed Fac Auth Rev Southgate
            Residence Hall Ser A Rfdg..................        6.750    09/01/28      3,285,134
   1,295    Lexington Cmnty Dev Dist FL................        6.125    05/01/34      1,311,550
     250    Marshall Creek Cmnty Dev FL Spl Assmt Ser
            B..........................................        6.750    05/01/07        252,290
   2,500    Meadow Woods Cmnty Dev Dist FL Ser A.......        6.050    05/01/35      2,527,000
   1,325    Miromar Lakes Cmnty Dev Dist Ser B.........        7.250    05/01/12      1,404,977
     950    Northern Palm Beach Cnty Dist FL Impt Wtr
            Ctl & Impt Unit Dev No 16 Rfdg.............        7.500    08/01/24      1,020,528
   2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
            Orlando Lutheran Twr Rfdg..................        8.625    07/01/20      2,145,468
   2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
            Orlando Lutheran Twr Rfdg..................        8.750    07/01/26      2,327,512
   1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Sys.........................        5.875    11/15/11      1,784,765
   1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Sys.........................        6.375    11/15/20      1,106,170
   2,000    Orange Cnty, FL Hlth Fac Auth Rev
            Westminster Cmnty Care.....................        6.600    04/01/24      1,569,860
   2,340    Pinellas Cnty, FL Ed Fac Auth Rev College
            Harbor Proj Ser A..........................        8.250    12/01/21      2,441,252

See Notes to Financial Statements                                              9

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$  1,685    Pinellas Cnty, FL Ed Fac Auth Rev College
            Harbor Proj Ser A..........................        8.500%   12/01/28   $  1,764,920
   3,000    Pinellas Cnty, FL Hlth Fac Auth Oaks of
            Clearwater Proj............................        6.250    06/01/34      3,016,950
     990    Saddlebrook, FL Cmnty Ser A................        6.900    05/01/33      1,045,371
   2,000    Saint John's Cnty, FL Indl Dev Auth
            Hlthcare Rev Bayview Proj Ser A............        7.100    10/01/26      2,010,200
   6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
            Sunnyside Pptys............................        6.700    07/01/25      3,999,060
   2,015    Silver Palms Cmnty Dev Dist (d)............        5.900    05/01/34      2,002,245
     440    Stoneybrook West Cmnty Dev Dist FL Spl
            Assmt Rev Ser B............................        6.450    05/01/10        448,928
  19,341    Sun N Lake of Sebring, FL Impt Dist Spl
            Assmt Ser A (Acquired 12/08/89, Cost
            $19,331,366) (a) (c) (e)...................       10.000    12/15/11      4,305,420
     680    Tampa Palms, FL Open Space & Trans Cmnty
            Dev Dist Rev Cap Impt Area 7 Proj..........        8.500    05/01/17        695,082
     342    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser B
            (Acquired 08/03/00, Cost $342,000) (c).....        6.750    05/01/10        349,739
   1,787    University Square Cmnty Dev Dist FL Cap
            Impt Rev (Acquired 10/07/99, Cost
            $1,785,270) (c)............................        6.750    05/01/20      1,893,380
      74    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
            Ser B......................................        6.350    05/01/05         74,290
   2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
            Proj Rfdg (Prerefunded @ 11/01/06).........        7.625    11/01/26      2,335,380
                                                                                   ------------
                                                                                     72,062,466
                                                                                   ------------
            GEORGIA  2.1%
   2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj....        7.750    12/01/14      2,100,580
   2,400    Atlanta, GA Urban Residential Fin Auth
            Multi-Family Rev John Eagan Proj Ser A.....        6.750    07/01/30      2,339,256
   2,750    De Kalb Cnty, GA Residential Care Fac Kings
            Bridge Ser A...............................        8.250    07/01/26      2,882,852
   4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
            Rev Azalea Manor Proj Ser A (Acquired
            02/18/98, Cost $4,000,000) (c).............        6.500    02/01/28      2,920,000
   1,800    Fulton Cnty, GA Residential Care Canterbury
            Court Proj Ser A...........................        6.000    02/15/22      1,791,846
   2,000    Fulton Cnty, GA Residential Care Sr Lien
            RHA Asstd Living Ser A.....................        7.000    07/01/29      1,964,860
   1,000    Private Colleges & Univ Auth GA Mercer Hsg
            Corp Proj Ser A............................        6.000    06/01/21      1,043,470
   2,930    Renaissance on Peachtree Unit Invt Tr Ctf
            GA Custody Ctf.............................       12.374    10/01/25      3,376,268
                                                                                   ------------
                                                                                     18,419,132
                                                                                   ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            HAWAII  0.9%
$  3,000    Hawaii St Dept Budget & Fin Spl Purp Rev
            Kahala Nui Proj Ser A......................        8.000%   11/15/33   $  3,049,470
   1,820    Hawaii St Dept Trans Spl Fac Rev
            Continental Airl Inc.......................        5.625    11/15/27      1,330,930
   2,825    Kuakini, HI Hlth Sys Spl Ser A.............        6.375    07/01/32      2,946,927
                                                                                   ------------
                                                                                      7,327,327
                                                                                   ------------
            IDAHO  0.1%
   1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
            A Rfdg.....................................        7.875    11/15/29        979,930
                                                                                   ------------

            ILLINOIS  9.3%
   2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
            Insd)......................................          *      01/01/29        644,625
   1,993    Bolingbrook, IL Spl Svc Area No 01-1.......        7.375    07/01/31      2,147,956
   1,500    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
            Augusta Vlg Proj (Acquired 11/13/02, Cost
            $1,500,000) (c)............................        6.750    03/01/32      1,566,540
   1,910    Bolingbrook, IL Spl Svc Area No 3 Lakewood
            Ridge Proj.................................        7.050    03/01/31      2,040,682
     992    Cary, IL Spl Tax Svc Area No 1 Cambridge
            Ser A......................................        7.625    03/01/30      1,085,466
   3,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (f)............................      0/5.700    01/01/25      2,904,540
   7,750    Chicago, IL O'Hare Intl Arpt Rev RR II R
            239-1 (Variable Rate Coupon) (FSA Insd)
            (Acquired 08/18/03, Cost $8,446,825) (c)...       10.370    01/01/19      9,543,117
   3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
            United Airl Inc Proj Ser B Rfdg (a) (b)....        6.100    11/01/35      1,080,000
   5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....        5.500    01/01/38      5,351,450
   4,000    Chicago, IL Spl Assmt Lakeshore East
            Proj.......................................        6.625    12/01/22      4,036,040
     880    Chicago, IL Tax Increment Alloc Read
            Dunning Ser B (ACA Insd)...................        7.250    01/01/14        965,730
   2,000    Chicago, IL Tax Increment Alloc Sub Cent
            Loop Redev Ser A...........................        6.500    12/01/05      2,126,640
   3,000    Chicago, IL Tax Increment Alloc Sub Cent
            Loop Redev Ser A (ACA Insd)................        6.500    12/01/06      3,335,610
   1,925    Chicago, IL Tax Increment Alloc Sub Cent
            Loop Redev Ser A (ACA Insd)................        6.500    12/01/08      2,222,701
   1,000    Clay Cnty, IL Hosp Rev.....................        5.900    12/01/28        941,710
   1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
            Timber Proj................................        7.375    03/01/11      1,377,569
   1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
            Timber Proj................................        7.750    03/01/27      1,366,599
   1,500    Godfrey, IL Rev United Methodist Vlg Ser
            A..........................................        5.875    11/15/29      1,234,350
   2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
            Cmnty Mem Hosp Rfdg........................        6.550    11/15/29      2,507,625

See Notes to Financial Statements                                             11

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$  1,810    Huntley, IL Increment Alloc Rev Huntley
            Redev Proj Ser A...........................        8.500%   12/01/15   $  1,925,351
     253    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
            A..........................................        6.250    03/01/09        257,200
   2,621    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
            A..........................................        6.500    03/01/29      2,687,442
   1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
            Altgeld Proj...............................        8.000    11/15/16      1,164,773
   1,000    Illinois Hlth Fac Auth Rev Cent Baptist
            Home Proj..................................        7.125    11/15/29        975,210
   2,500    Illinois Hlth Fac Auth Rev Decatur Mem
            Hosp.......................................        5.750    10/01/24      2,618,450
   3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
            Group Ser A Rfdg...........................        7.400    08/15/23      3,011,790
   1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
            Oblig Group Ser B (Prerefunded @
            02/15/05)..................................        8.000    02/15/25      1,059,390
     650    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
            Sys Ser A..................................        6.000    07/01/21        682,415
   1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
            Ministries Oblig Ser A.....................        7.375    08/15/31      1,209,516
   1,500    Illinois Hlth Fac Auth Rev Peace Mem
            Ministries Proj (Prerefunded @ 08/15/06)...        7.500    08/15/26      1,721,100
   1,545    Illinois Hlth Fac Auth Rev Proctor Cmnty
            Hosp Proj..................................        7.500    01/01/11      1,545,973
     250    Illinois Hlth Fac Auth Rev Ser A Rfdg......        6.200    08/15/23        252,910
   1,125    Illinois Hlth Fac Auth Rev Ser A Rfdg......        6.400    08/15/33      1,140,469
     700    Illinois Hlth Fac Auth Rev Silver Cross
            Hosp & Med Rfdg............................        5.500    08/15/19        724,143
   2,375    Lake Cnty, IL Fst Presv Dist Ld Acquisition
            & Dev......................................        5.750    12/15/16      2,778,512
     675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
            & Dev......................................        5.750    12/15/17        787,090
      80    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
            Unit Sch Dist No 22 (FGIC Insd)............        5.750    12/01/19         91,351
   1,233    Montgomery, IL Spl Assmt Impt Lakewood
            Creek Proj.................................        7.750    03/01/30      1,375,559
   1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
            Area.......................................        8.050    02/01/17      1,926,270
   2,000    Plano, IL Spl Svc Area No 1 Lakewood
            Springs Proj Ser A.........................        6.200    03/01/34      2,000,700
   2,095    Regional Tran Auth IL Ser B (AMBAC Insd)...        8.000    06/01/17      2,921,079
     960    Sterling, IL Rev Hoosier Care Proj Ser A...        7.125    06/01/34        889,306
                                                                                   ------------
                                                                                     80,224,949
                                                                                   ------------
            INDIANA  1.5%
     825    Crawfordsville, IN Redev Cmnty Redev Dist
            Tax Increment Rev (Acquired 10/15/97, Cost
            $825,000) (c)..............................        7.000    02/01/12        843,661
   1,925    Indiana Hlth Fac Fin Auth Rev Hoosier Care
            Proj Ser A.................................        7.125    06/01/34      1,785,129

 12                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            INDIANA (CONTINUED)
$  5,000    Indiana Hlth Fac Hosp Rev Cmnty Fndtn
            Northwest IN Ser A.........................        6.000%   03/01/34   $  4,965,250
   3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
            Express Corp Proj..........................        7.100    01/15/17      3,110,400
   2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
            Lt.........................................        6.375    11/01/29      2,119,660
                                                                                   ------------
                                                                                     12,824,100
                                                                                   ------------
            IOWA  0.5%
   2,000    Estherville, IA Hosp Rev Avera Holy Family
            Proj.......................................        6.250    07/01/26      2,148,960
   2,000    Iowa Fin Auth Hlth Care Facs Care
            Initiatives Proj Rfdg......................        9.250    07/01/25      2,382,280
                                                                                   ------------
                                                                                      4,531,240
                                                                                   ------------
            KANSAS  0.8%
     955    Lawrence, KS Coml Dev Rev Holiday Inn Sr
            Ser A Rfdg.................................        8.000    07/01/16        893,603
   1,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
            Inc Ser B..................................        6.250    05/15/26      1,012,730
     960    Manhattan, KS Coml Dev Rev Holiday Inn Sr
            Ser A Rfdg.................................        8.000    07/01/16        898,282
   2,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
            Inc Ser A..................................        8.000    05/15/30      2,198,720
   1,500    Overland Pk, KS Dev Corp Rev First Tier
            Overland Park Ser A........................        7.375    01/01/32      1,512,660
                                                                                   ------------
                                                                                      6,515,995
                                                                                   ------------
            KENTUCKY  0.4%
   1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev Mesaba
            Aviation Inc Proj Ser A....................        6.700    07/01/29        800,960
   3,000    Newport, KY Pub Pptys Corp Rev First Mtg
            Pub Pkg & Plaza Ser A 1....................        8.500    01/01/27      2,924,670
                                                                                   ------------
                                                                                      3,725,630
                                                                                   ------------
            LOUISIANA  1.0%
   2,135    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
            Plantation Ser A...........................        7.125    01/01/28      2,098,705
   2,000    Louisiana Loc Govt Environment Fac Hlthcare
            Saint James Place Ser A Rfdg...............        8.000    11/01/29      1,722,960
   1,000    Louisiana Pub Fac Auth Rev Progressive
            Hlthcare...................................        6.375    10/01/20        877,390
   1,000    Louisiana Pub Fac Auth Rev Progressive
            Hlthcare...................................        6.375    10/01/28        826,600
   3,354    Louisiana St Univ & Agric & Mechanical
            College Univ Rev Master Agreement (Acquired
            11/30/98, Cost $3,354,341) (c).............        5.750    10/30/18      3,215,270
                                                                                   ------------
                                                                                      8,740,925
                                                                                   ------------

See Notes to Financial Statements                                             13

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MAINE  0.0%
$     25    Maine Hlth & Higher Ed Fac Auth Rev Ser B
            (Prerefunded @ 07/01/04) (FSA Insd)........        7.000%   07/01/24   $     25,872
                                                                                   ------------

            MARYLAND  1.2%
   1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
            Care Ser A.................................        7.250    11/01/29        971,640
     730    Maryland St Econ Dev Corp Air Cargo Rev
            Afco Cargo BWI II LLC Proj.................        6.250    07/01/07        718,787
   1,200    Maryland St Econ Dev Corp MD Golf Course
            Sys........................................        8.250    06/01/28      1,138,008
   1,000    Maryland St Hlth & Higher Medstar Hlth
            Rfdg.......................................        5.500    08/15/33      1,016,130
   3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
            In Ed Ser A (Acquired 09/28/98, Cost
            $3,002,660) (c)............................        6.400    09/01/28      2,892,330
   3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
            Woodview Ser A.............................        8.000    07/01/26      3,280,200
                                                                                   ------------
                                                                                     10,017,095
                                                                                   ------------
            MASSACHUSETTS  3.7%
   1,000    Massachusetts St Dev Fin Agy Briarwood Ser
            B..........................................        8.000    12/01/22      1,061,260
     910    Massachusetts St Dev Fin Agy Rev Gtr Lynn
            Mental Hlth (Acquired 07/27/00, Cost
            $910,000) (c)..............................        7.750    06/01/18        942,705
   1,965    Massachusetts St Dev Fin Agy Rev Hillcrest
            Ed Ctr Inc.................................        6.375    07/01/29      1,906,070
   3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
            Fac Alliance Ser A.........................        7.100    07/01/32      2,985,030
   1,000    Massachusetts St Dev Fin Agy Rev MCHSP
            Human Svc Providers Ser A (Prerefunded @
            07/01/10)..................................        8.000    07/01/20      1,279,060
   3,765    Massachusetts St Dev Fin Agy Rev New
            England Ctr For Children...................        6.000    11/01/19      3,788,682
   3,100    Massachusetts St Hlth & Ed Civic
            Investments Ser B..........................        9.150    12/15/23      3,622,505
   1,000    Massachusetts St Hlth & Ed Nichols College
            Issue Ser C................................        6.000    10/01/17      1,042,550
   1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
            Rental Ser A (AMBAC Insd)..................        6.650    07/01/19      1,976,058
   1,940    Massachusetts St Indl Fin Agy Assisted
            Living Fac Rev Marina Bay LLC Proj.........        7.500    12/01/27      1,985,532
   1,000    Massachusetts St Indl Fin Agy Assisted
            Living Fac Rev Newton Group Pptys LLC
            Proj.......................................        8.000    09/01/27      1,064,590
     645    Massachusetts St Indl Fin Agy Rev First Mtg
            GF/Pilgrim Inc Proj........................        6.500    10/01/15        590,085

 14                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MASSACHUSETTS (CONTINUED)
$  2,000    Massachusetts St Indl Fin Agy Rev First Mtg
            GF/Pilgrim Inc Proj........................        6.750%   10/01/28   $  1,767,140
     795    Massachusetts St Indl Fin Agy Rev Gtr Lynn
            Mental Hlth (Acquired 06/24/98, Cost
            $795,000) (c)..............................        6.200    06/01/08        773,376
   2,900    Massachusetts St Indl Fin Agy Rev Gtr Lynn
            Mental Hlth (Acquired 06/24/98, Cost
            $2,900,000) (c)............................        6.375    06/01/18      2,784,377
   4,500    Massachusetts St Indl Fin Agy Rev Swr Fac
            Res Ctl Composting (Acquired 08/10/89, Cost
            $4,500,000) (c)............................        9.250    06/01/10      4,513,410
                                                                                   ------------
                                                                                     32,082,430
                                                                                   ------------
            MICHIGAN  1.3%
     895    Detroit, MI Loc Dev Fin Auth Tax Increment
            Sub Ser C (Acquired 09/08/97, Cost
            $895,000) (c)..............................        6.850    05/01/21        879,481
   1,700    Hillsdale, MI Hosp Fin Hillsdale Cmnty Hlth
            Ctr........................................        5.000    05/15/13      1,655,834
   2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
            First Mtg Burcham Hills Ser A Rfdg.........        7.500    07/01/13      2,457,565
   3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
            First Mtg Burcham Hills Ser A Rfdg.........        7.750    07/01/19      3,539,074
     995    Michigan Muni Bd Auth Rev Pub Sch Academy
            Fac Pgm....................................        8.125    10/01/31        973,110
  11,084    Michigan St Strategic Fd Ltd Oblig Rev
            Great Lakes Pulp & Fiber Proj (a) (g)......        8.000    12/01/27      1,618,198
                                                                                   ------------
                                                                                     11,123,262
                                                                                   ------------
            MINNESOTA  3.1%
   2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
            Ctr Proj...................................        7.750    02/01/31      2,007,260
   1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
            Grandview West Proj Ser B..................        6.000    10/01/33        850,810
   2,000    Carlton, MN Hlth & Hsg Fac Intermediate
            Faith Social Svc Inc Proj..................        7.500    04/01/19      2,094,080
   1,000    Dakota Cnty, MN Hsg & Redev................        6.250    05/01/29        918,460
   2,500    Duluth, MN Econ Dev Auth Benedictine Hlth
            Sys Saint Marys............................        5.250    02/15/33      2,558,850
   1,500    Duluth, MN Econ Dev Auth Saint Lukes Hosp..        7.250    06/15/32      1,585,755
   2,000    Glencoe, MN Hlthcare Fac Rev...............        7.500    04/01/31      2,167,660
   6,890    Minneapolis & Saint Paul, MN Met Northwest
            Airl Proj Ser A............................        7.000    04/01/25      6,497,408
   1,000    Minneapolis & Saint Paul, MN Met Northwest
            Airl Proj Ser B............................        6.500    04/01/25        946,770
   1,425    Ramsey, MN Lease Rev Pact Charter Sch Proj
            Ser A......................................        6.750    12/01/33      1,416,678

See Notes to Financial Statements                                             15

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            MINNESOTA (CONTINUED)
$  1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
            Heights Apt Proj...........................        7.550%   04/01/39   $  1,480,005
   1,225    Saint Paul, MN Hsg & Redev Auth Hosp Rev
            Healtheast Proj Ser A Rfdg.................        6.625    11/01/17      1,243,265
   1,000    Saint Paul, MN Hsg & Redev Cmnty of Peace
            Academy Proj Ser A.........................        7.875    12/01/30      1,102,020
   1,500    Saint Paul, MN Port Auth Hotel Fac Rev
            Radisson Kellogg Proj Ser 2 Rfdg...........        7.375    08/01/29      1,532,235
                                                                                   ------------
                                                                                     26,401,256
                                                                                   ------------
            MISSOURI  4.2%
   1,000    Fenton, MO Tax Increment Rev & Impt Gravois
            Bluffs Proj Rfdg...........................        6.125    10/01/21      1,032,060
   1,000    Fenton, MO Tax Increment Rev & Impt Gravois
            Bluffs Proj Rfdg...........................        7.000    10/01/21      1,088,510
     320    Ferguson, MO Tax Increment Rev Crossings at
            Halls Ferry Proj...........................        7.250    04/01/07        326,144
   3,095    Ferguson, MO Tax Increment Rev Crossings at
            Halls Ferry Proj...........................        7.625    04/01/17      3,307,874
     484    Ferguson, MO Tax Increment Rev Crossings at
            Halls Ferry Proj...........................        7.625    04/01/18        515,775
   1,525    Jefferson Cnty, MO Jr College Dist Student
            Hsg Sys Rev Jefferson College..............        7.250    07/01/31      1,507,783
     992    Kansas City, MO Indl Dev Auth Multi-Family
            Hsg Rev Brentwood Manor Apt Proj Ser B.....        7.250    10/15/38        983,260
   1,831    Kansas City, MO Multi-Family Hsg Rev
            Northwoods Apts Proj Ser A.................        6.450    05/01/40      1,831,000
     960    Kansas City, MO Multi-Family Hsg Rev Vlg
            Green Apt Proj.............................        6.250    04/01/30        605,597
   3,000    Kansas City, MO Indl Dev Plaza Lib Proj
            (d)........................................        5.900    03/01/24      2,939,310
  10,820    Missouri St Hlth & Edl Fac Rev Drivers Ser
            362 (Acquired 07/21/03, Cost $12,117,239)
            (c)........................................        9.160    05/15/11     12,465,614
   2,220    Nevada, MO Hosp Rev Nevada Regional Med
            Ctr........................................        6.750    10/01/22      2,306,425
   5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
            (Acquired 01/12/99, Cost $4,909,673) (c)...        6.500    12/01/28      5,112,900
   1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....        6.000    06/01/15      1,214,400
   1,305    Three Riv Jr College Dist MO Cmnty
            College....................................        7.000    09/01/18      1,188,698
                                                                                   ------------
                                                                                     36,425,350
                                                                                   ------------
            NEVADA  0.1%
   1,000    Clark Cnty, NV Pollutn Ctl Rev Southn Calif
            Rfdg.......................................        3.250    06/01/31        998,400
                                                                                   ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            NEW HAMPSHIRE  0.7%
$  2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
            Havenwood-Heritage Heights.................        7.350%   01/01/18   $  2,044,840
   2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
            Havenwood-Heritage Heights.................        7.450    01/01/25      2,038,120
   1,000    New Hampshire Hlth & Ed Fac Auth Rev NH
            College Issue..............................        7.500    01/01/31      1,085,070
   1,000    New Hampshire St Business Fin Auth Rev
            Alice Peck Day Hlth Sys Ser A..............        6.875    10/01/19      1,009,020
                                                                                   ------------
                                                                                      6,177,050
                                                                                   ------------
            NEW JERSEY  4.9%
   2,240    Camden Cnty, NJ Impt Auth Lease Rev
            Dockside Refrig (Acquired 01/29/97, Cost
            $2,333,391) (a) (b) (c)....................        8.400    04/01/24      1,836,800
   1,940    New Jersey Econ Dev Auth Asstd Living
            Rev........................................        6.750    08/01/30      1,742,702
   2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
            Inc Fac Ser A..............................        7.000    11/15/16      2,043,960
   2,000    New Jersey Econ Dev Auth Continental Airl
            Inc Proj...................................        6.250    09/15/19      1,694,120
   2,000    New Jersey Econ Dev Auth First Mtg
            Franciscan Oaks Proj.......................        5.700    10/01/17      1,859,840
   1,000    New Jersey Econ Dev Auth Retirement Cmnty
            Rev Ser A..................................        8.000    11/15/15      1,081,800
   1,000    New Jersey Econ Dev Auth Retirement Cmnty
            Rev Ser A..................................        8.125    11/15/18      1,058,690
   1,440    New Jersey Econ Dev Auth Retirement Cmnty
            Rev Ser A..................................        8.125    11/15/23      1,556,323
   1,000    New Jersey Econ Dev Auth Rev First Mtg
            Winchester Gardens Ser A (Prerefunded @
            11/01/06)..................................        8.500    11/01/16      1,181,550
   1,500    New Jersey Econ Dev Auth Rev First Mtg
            Winchester Gardens Ser A (Prerefunded @
            11/01/06)..................................        8.625    11/01/25      1,776,855
   1,580    New Jersey Econ Dev Auth Rev Kullman Assoc
            Proj Ser A.................................        6.125    06/01/18      1,352,606
   2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
            Esplanade Bear.............................        7.000    06/01/39      1,675,160
   3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
            Glen Proj Ser A (Prerefunded @ 05/15/06)...        8.750    05/15/26      3,503,670
   4,030    New Jersey Econ Dev Auth Spl Fac Rev
            Continental Airl Inc Proj..................        6.400    09/15/23      3,367,871
   4,000    New Jersey Econ Dev Auth Spl Fac Rev
            Continental Airl Inc Proj..................        6.250    09/15/29      3,218,080
  10,000    New Jersey Econ Dev Auth Tics Ser 1 (AMBAC
            Insd) (Acquired 01/21/04, Cost $11,423,683)
            (c)........................................        8.837    03/01/11     11,353,500

See Notes to Financial Statements                                             17

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            NEW JERSEY (CONTINUED)
$  1,010    New Jersey Hlthcare Fac Fin Auth Rev
            Raritan Bay Med Ctr Issue Rfdg.............        7.250%   07/01/14   $  1,045,401
   1,060    New Jersey St Ed Fac Auth Rev Felician
            College of Lodi Ser D (Acquired 11/07/97,
            Cost $1,060,000) (c).......................        7.375    11/01/22      1,074,851
                                                                                   ------------
                                                                                     42,423,779
                                                                                   ------------
            NEW MEXICO  0.6%
   4,155    Albuquerque, NM Retirement Fac Rev La Vida
            Llena Proj Ser B Rfdg......................        6.600    12/15/28      4,114,489
   1,030    New Mexico Hsg Auth Region III Sr Brentwood
            Gardens Apt Ser A..........................        6.850    12/01/31      1,000,068
                                                                                   ------------
                                                                                      5,114,557
                                                                                   ------------
            NEW YORK  6.4%
     985    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
            Allen Proj Ser A...........................        6.875    06/01/39        889,997
   1,400    Brookhaven, NY Indl Dev Agy Sr Residential
            Hsg Rev Woodcrest Estates Fac Ser A........        6.375    12/01/37      1,306,746
   3,500    Dutchess Cnty, NY Indl Dev Agy Saint
            Francis Hosp Ser A Rfdg (d)................        7.500    03/01/29      3,484,040
   2,220    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
            Proj.......................................        8.000    11/15/15      2,373,469
   3,000    New York City Indl Dev Agy JFK Intl Arpt
            Proj Ser B.................................        8.500    08/01/28      2,400,000
  10,000    New York City Muni Wtr Fin Fiscal 2004 Ser
            C..........................................        5.000    06/15/22     10,593,900
   5,000    New York City Ser A........................        7.000    08/01/07      5,606,450
   2,130    New York City Ser D........................        8.000    02/01/05      2,247,001
     870    New York City Ser D (Escrowed to
            Maturity)..................................        8.000    02/01/05        920,025
   5,000    New York City Ser I (MBIA Insd) (d)........        5.000    08/01/17      5,452,700
   5,000    New York City Transitional Drivers Ser 386
            (Acquired 02/02/04, Cost $5,451,630) (c)...        8.660    02/01/12      5,593,000
   2,500    New York St Energy Resh & Dev Auth Gas Fac
            Rev (Inverse Fltg) (h).....................       11.509    04/01/20      3,207,875
   1,980    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
            Highpointe at Malta Proj Ser A.............        6.875    06/01/39      1,815,759
   1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
            Care Retirement Cmnty Rev..................        7.250    11/01/28      1,051,590
     980    Suffolk Cnty, NY Indl Dev Agy Eastern Long
            Is Hosp Assoc Ser A........................        7.750    01/01/22        993,269
   1,400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
            Spellman High Voltage Fac Ser A............        6.375    12/01/17      1,256,556
   1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
            Landing Ser A..............................        8.000    10/01/20      1,506,384
   1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
            Jewish Home Ser A..........................        7.375    03/01/31      1,027,810

 18                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$  2,315    Utica, NY Indl Dev Agy Civic Utica College
            Civic Fac..................................        6.750%   12/01/21   $  2,340,071
   1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
            Sr Hsg Inc Ser A...........................        7.375    07/01/30      1,068,270
                                                                                   ------------
                                                                                     55,134,912
                                                                                   ------------
            NORTH CAROLINA  1.6%
   2,000    North Carolina Med Care Commn First Mtg
            United Methodist Homes.....................        7.000    10/01/17      2,081,280
  10,000    North Carolina St Rites PA 1246 (Acquired
            03/16/04, Cost $11,851,983) (c)............        8.761    03/01/12     11,428,700
                                                                                   ------------
                                                                                     13,509,980
                                                                                   ------------
            NORTH DAKOTA  0.3%
   2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
            Vly Square Proj............................        6.250    12/01/34      1,885,720
     960    Grand Forks, ND Sr Hsg Rev Spl Term 4000
            Vly Square Proj............................        6.375    12/01/34        920,698
                                                                                   ------------
                                                                                      2,806,418
                                                                                   ------------
            OHIO  2.6%
   5,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness
            Mem Ser A Rfdg.............................        7.125    11/15/33      5,111,450
   3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/ Tax
            Increment..................................        7.000    12/01/18      3,148,860
     623    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
            Lane Apts Ser A1 Rfdg (f)..................  6.000/7.625    10/01/37        463,561
   1,081    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
            Lane Apts Ser A2 Rfdg (a)..................        5.460    10/01/37         24,330
   5,000    Cuyahoga Cnty, OH Rev Ser A Rfdg...........        6.000    01/01/32      5,422,100
   1,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
            Proj.......................................        6.300    04/01/22      1,536,797
   2,650    Erie Cnty, OH Hosp Fac Rev Firelands Regl
            Med Ctr Ser A..............................        5.625    08/15/32      2,774,365
   1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
            Retirement Rfdg............................        6.500    08/15/20      1,605,645
   2,905    Madison Cnty, OH Hosp Impt Rev Madison Cnty
            Hosp Proj Rfdg.............................        6.400    08/01/28      2,715,797
                                                                                   ------------
                                                                                     22,802,905
                                                                                   ------------
            OKLAHOMA  1.7%
     685    Langston, OK Econ Dev Langston Cmnty Dev
            Corp Proj Ser A............................        7.000    08/01/10        685,774
     750    Langston, OK Econ Dev Langston Cmnty Dev
            Corp Proj Ser A............................        7.400    08/01/17        742,080
   1,000    Langston, OK Econ Dev Langston Cmnty Dev
            Corp Proj Ser A............................        7.625    08/01/20        995,230
   1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
            Proj Ser A Rfdg............................        7.000    04/01/25      1,012,990

See Notes to Financial Statements                                             19

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            OKLAHOMA (CONTINUED)
$  1,065    Oklahoma Dev Fin Auth Rev Hillcrest
            Hlthcare Sys Ser A Rfdg....................        5.750%   08/15/12   $    955,443
   1,000    Oklahoma Dev Fin Auth Rev Hillcrest
            Hlthcare Sys Ser A Rfdg....................        5.750    08/15/15        873,120
   4,000    Oklahoma Dev Fin Auth Rev Hillcrest
            Hlthcare Sys Ser A Rfdg....................        5.625    08/15/19      3,347,680
   3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC Insd)...        6.250    11/01/22      3,856,808
   3,000    Tulsa, OK Muni Arpt Tr Rev Amern Airl Proj
            Rfdg.......................................        6.250    06/01/20      2,590,290
                                                                                   ------------
                                                                                     15,059,415
                                                                                   ------------
            OREGON  0.9%
   2,000    Clackamas Cnty, OR Hosp Fac Willamette View
            Inc Proj Ser A.............................        7.500    11/01/29      2,130,480
   2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg...        6.875    08/01/28      2,161,645
   3,878    Oregon St Hlth Hsg Ed & Cultural Fac
            Auth.......................................        7.250    06/01/28      3,811,893
                                                                                   ------------
                                                                                      8,104,018
                                                                                   ------------
            PENNSYLVANIA  7.9%
   2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
            B..........................................        9.250    11/15/15      2,215,500
   2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
            B..........................................        9.250    11/15/22      2,215,500
   2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
            B..........................................        9.250    11/15/30      2,215,500
   2,000    Allegheny Cnty, PA Indl Dev Auth Lease
            Rev........................................        6.625    09/01/24      1,841,820
   6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
            Rev Collateral Toledo Edison Co Proj Ser A
            Rfdg.......................................        7.750    05/01/20      6,615,120
   1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
            Vlg Inc Proj Rfdg (Prerefunded @
            05/15/06)..................................        7.700    05/15/22      1,141,600
   1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
            Hlthcare Fac Chandler......................        6.200    05/01/19        960,790
   1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
            Hosp Ser A.................................        6.750    07/01/31      1,492,200
   2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
            A..........................................        6.625    06/01/27      2,038,600
   2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
            Mtg Woods Cedar Run Ser A Rfdg (a).........        6.500    11/01/28      1,410,600
   5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
            Ctr Hyatt Regency (Acquired 08/04/98, Cost
            $4,876,575) (c)............................        6.200    01/01/29      3,406,300
   3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
            Riverfront Office..........................        6.000    01/01/25      2,764,470
   1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
            Saint Anne's Home..........................        6.625    04/01/28      1,003,870
   1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
            Bible Fellowship Church....................        7.625    11/01/21      1,305,048
   2,000    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
            Oblig Group Rfdg...........................        6.000    11/01/23      2,003,420
   1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
            Lifepath Inc Proj..........................        6.100    06/01/18        900,730

 20                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            PENNSYLVANIA (CONTINUED)
$  2,000    Montgomery Cnty, PA Higher Ed & Temple
            Continuing Care Ctr (a)....................        6.750%   07/01/29   $    401,800
     500    Montgomery Cnty, PA Indl Dev Auth Rev First
            Mtg The Meadowood Corp Rfdg................        7.000    12/01/10        520,545
   2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
            Mtg The Meadowood Corp Rfdg................        7.250    12/01/15      2,540,475
   6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
            Mtg The Meadowood Corp Rfdg................        7.400    12/01/20      6,112,560
     925    Montgomery Cnty, PA Indl Dev Auth Rev
            Wordsworth Academy.........................        7.750    09/01/24        933,501
   1,435    Northeastern PA Hosp & Ed Auth Hlthcare
            Rev........................................        7.125    10/01/29      1,405,310
   3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
            Rev Colver Proj Ser D......................        7.050    12/01/10      3,119,550
   5,675    Pennsylvania St Drivers Ser 396 (Acquired
            03/01/04, Cost $6,920,703) (c).............        9.180    10/15/09      6,743,716
     980    Pennsylvania St Higher Ed Student Assn Inc
            Proj Ser A.................................        6.750    09/01/32      1,024,923
   2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
            Rfdg.......................................        7.750    12/01/17      2,183,196
   4,105    Philadelphia, PA Gas Wks Rev Drivers Ser
            384 (FSA Insd) (Acquired 01/20/04, Cost
            $4,938,634) (c)............................        9.380    07/01/11      4,917,585
   1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
            Rev Rfdg...................................        7.250    01/15/17      1,485,015
   2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
            Rev Rfdg...................................        7.350    01/15/22      1,976,260
   1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
            Redstone Ser B.............................        8.000    11/15/23      1,627,485
                                                                                   ------------
                                                                                     68,522,989
                                                                                   ------------
            RHODE ISLAND  0.3%
   1,825    Rhode Island St Econ Dev Corp Rev Oblig
            Providence Place...........................        7.250    07/01/20      1,791,128
   1,000    Rhode Island St Health & Ed Hosp Fin Ser
            A..........................................        6.000    09/15/33      1,016,530
                                                                                   ------------
                                                                                      2,807,658
                                                                                   ------------
            SOUTH CAROLINA  0.4%
     115    Charleston Cnty, SC Ctf Part Ser B (MBIA
            Insd)......................................        7.000    06/01/19        118,380
   1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
            Inc Ser 84.................................        3.198    06/15/04      1,014,250
   2,000    South Carolina Jobs Econ Dev First Mtg
            Westley Commons Proj.......................        7.750    10/01/24      1,850,120
                                                                                   ------------
                                                                                      2,982,750
                                                                                   ------------

See Notes to Financial Statements                                             21

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            SOUTH DAKOTA  0.4%
$    355    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
            Corp Ser A.................................        5.500%   12/15/08   $    341,837
   1,760    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
            Corp Ser A.................................        6.000    12/15/18      1,583,648
   1,500    Sioux Falls, SD Multi-Family Hsg Inn
            Westport Proj Ser A (Acquired 01/26/04,
            Cost $1,508,197) (c).......................        7.500    12/01/34      1,519,590
                                                                                   ------------
                                                                                      3,445,075
                                                                                   ------------
            TENNESSEE  2.0%
   3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
            (MBIA Insd)................................        7.750    07/01/29      3,930,900
   1,000    Johnson City, TN Hlth & Ed First Mtg Mtn
            States Hlth Ser A Rfdg.....................        7.500    07/01/33      1,152,800
   2,965    SCA Tax Exempt Trust Multi-Family Mtg
            Memphis Hlth Ed Rev Ser A6 (FSA Insd)......        7.350    01/01/30      3,077,018
   5,495    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
            Rev........................................        8.410    11/01/19      5,499,836
   2,900    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
            Ser A (Acquired 06/08/89, Cost
            $2,900,000) (c)............................       10.000    11/01/19      3,097,983
   1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
            Ser B (Acquired 06/08/89, Cost $1,160,000)
            (a) (b) (c)................................       10.000    11/01/20        116,000
                                                                                   ------------
                                                                                     16,874,537
                                                                                   ------------
            TEXAS  8.3%
     680    Abia Dev Corp TX Arpt Fac Rev Austin Belly
            Port Dev LLC Proj Ser A....................        6.250    10/01/08        661,110
   3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
            Port Dev LLC Proj Ser A....................        6.500    10/01/23      2,715,030
   1,000    Atlanta, TX Hosp Auth Fac Rev..............        6.700    08/01/19        973,770
   2,035    Atlanta, TX Hosp Auth Fac Rev..............        6.750    08/01/29      1,956,164
   1,000    Austin-Bergstorm Landhost Enterprises Inc
            TX Arpt Hotel Sr Ser A.....................        6.750    04/01/27        619,970
   1,960    Bell Cnty, TX Indl Dev Corp Solid Waste
            Disposal Rev...............................        7.600    12/01/17        683,903
   1,000    Bexar Cnty, TX Hsg Fin Corp Multi-Family
            Hsg Rev Woodland Ridge Apt Proj Ser A......        7.000    01/01/39        983,210
   2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.....        5.375    01/01/32      2,048,620
     735    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
            McKenna Mem Proj Ser A.....................        6.250    02/01/32        761,857
   1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Cap
            Apprec Rfdg (Acquired 08/28/89, Cost
            $973,952) (c)..............................          *      08/01/11      1,058,701
   3,445    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg...        7.250    04/01/32      3,584,488
   2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg.......        5.750    10/01/17      3,411,847
   2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
            Oil Proj Ser 84 Rfdg.......................        8.920    04/01/04      2,500,000

 22                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            TEXAS (CONTINUED)
$  6,400    Houston, TX Arpt Sys Rev Spl Fac
            Continental Airl Ser B.....................        6.125%   07/15/17   $  5,327,104
   3,000    Houston, TX Arpt Sys Rev Spl Fac
            Continental Airl Ser C.....................        5.700    07/15/29      2,187,390
   1,750    Houston, TX Arpt Sys Rev Sub Lien Ser A
            (FSA Insd).................................        5.125    07/01/32      1,787,993
   1,000    Houston, TX Hlth Facs Dev Corp Buckingham
            Sr Living Cmnty Ser A......................        7.125    02/15/34      1,013,470
   8,880    Lower CO River Auth TX Rev Ser A Rfdg
            (Inverse Fltg) (FSA Insd) (Acquired
            10/20/99, Cost $9,026,585) (c).............       10.389    05/15/14     11,622,588
   3,750    Lower CO River Auth TX Rev Ser A Rfdg
            (Inverse Fltg) (FSA Insd) (Acquired
            10/20/99, Cost $3,784,875) (c).............       10.389    05/15/15      4,886,063
   1,445    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
            Carillon Proj Ser A........................        6.500    07/01/19      1,098,951
   2,295    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
            Meadow Parc Apt Proj.......................        6.500    12/01/30      2,130,953
   2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
            Jones Mem Hosp Proj........................        7.250    01/01/31      2,413,375
   2,880    Midlothian, TX Dev Auth Tax Increment
            Contract Rev...............................        6.700    11/15/23      2,961,619
   2,000    Midlothian, TX Dev Auth Tax Increment
            Contract Rev...............................        7.875    11/15/26      2,229,080
     250    San Antonio, TX Hlth Fac Dev Corp Rev
            Encore Nursing Ctr Part....................        8.250    12/01/19        253,233
   1,732    Texas Gen Svcs Comm Part Interests.........        7.250    08/01/11      1,763,273
   2,450    Texas St Dept Hsg & Cmnty Affairs Home Mtg
            Rev (Inverse Fltg) (h) (GNMA
            Collateralized)............................        6.900    07/02/24      2,536,853
     465    Texas St Higher Ed Coordinating Brd College
            Student Ln Rev.............................        7.849    10/01/25        465,721
   1,500    Texas St Student Hsg Corp MSU Proj
            Midwestern St Univ.........................        6.500    09/01/34      1,598,535
   1,750    Tomball, TX Hosp Auth Rev Hosp Tomball Regl
            Hosp.......................................        6.000    07/01/29      1,796,830
     985    Wichita Cnty,TX Hlth Fac Rolling Meadows
            Fac Ser A Rfdg.............................        6.250    01/01/28        980,656
   2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
            Proj.......................................        7.500    12/01/29      2,474,350
                                                                                   ------------
                                                                                     71,486,707
                                                                                   ------------
            UTAH  0.1%
   1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
            Proj (a)...................................        7.800    09/01/15        313,750
   1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
            Proj (a)...................................        8.000    09/01/20        365,519

See Notes to Financial Statements                                             23

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            UTAH (CONTINUED)
$  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
            Proj (a)...................................        7.800%   09/01/25   $    313,750
     140    Utah St Hsg Fin Agy Single Family Mtg Mezz
            A1 (AMBAC Insd)............................        6.100    07/01/13        147,385
                                                                                   ------------
                                                                                      1,140,404
                                                                                   ------------
            VERMONT  0.3%
   1,015    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare
            Fac Copley Manor Proj (a)..................        6.250    04/01/29        455,644
   1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
            Council Dev Mental Hlth Ser A..............        6.000    12/15/09      1,123,660
   1,000    Vermont Ed & Hlth Bldg Fin Bennington
            College Proj...............................        6.625    10/01/29      1,014,220
                                                                                   ------------
                                                                                      2,593,524
                                                                                   ------------
            VIRGINIA  1.6%
   1,000    Greensville Cnty, VA Indl Dev Wheeling
            Steel Proj Ser A...........................        7.000    04/01/14        675,610
   2,500    Henrico Cnty, VA Econ Dev Auth Residential
            Care Fac Rev Utd Methodist Ser A Rfdg......        6.500    06/01/22      2,561,050
   6,000    Peninsula Port Auth VA Residential Care Fac
            Rev VA Baptist Homes Ser A.................        7.375    12/01/32      6,340,800
   1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
            Exempt Fac Ser A (Acquired 04/15/97, Cost
            $1,534,146) (c)............................        7.450    01/01/09      1,490,550
   1,000    Roanoke Cnty, VA Indl Dev Auth Glebe Inc
            Ser A......................................        6.300    07/01/35      1,022,220
   1,700    Virginia Small Business Fin Auth Rev Indl
            Dev SIL Clean Wtr Proj.....................        7.250    11/01/24      1,698,402
                                                                                   ------------
                                                                                     13,788,632
                                                                                   ------------
            WASHINGTON  1.3%
   6,580    Energy Northwest WA Elec Rev Proj No 3 Ser
            A Rfdg (FSA Insd)..........................        5.500    07/01/17      7,321,698
   1,000    King Cnty, WA Pub Hosp Dist No 004
            Snoqualmie Vly Hosp........................        7.250    12/01/15      1,039,000
   1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
            Proj.......................................        7.125    04/01/20        945,870
   2,000    Port Seattle, WA Spl Fac Rev Northwest Airl
            Proj.......................................        7.250    04/01/30      1,843,000
                                                                                   ------------
                                                                                     11,149,568
                                                                                   ------------
            WISCONSIN  1.2%
     800    Baldwin, WI Hosp Rev Mtg Ser A.............        6.125    12/01/18        801,864
   1,000    Baldwin, WI Hosp Rev Mtg Ser A.............        6.375    12/01/28      1,003,930
   1,750    Milwaukee, WI Rev Sr Air Cargo.............        6.500    01/01/25      1,803,883
   3,000    Wisconsin St Hlth & Ed Fac Auth Rev
            Milwaukee Catholic Home Inc Proj...........        7.500    07/01/26      3,032,370

 24                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            WISCONSIN (CONTINUED)
$  1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
            Vlg Proj Ser A.............................        7.625%   08/15/30   $  1,042,140
   1,000    Wisconsin St Hlth & Ed Fac Divine Savior
            Hlthcare Ser C.............................        7.500    05/01/32      1,053,050
   1,500    Wisconsin St Hlth & Ed Fac Southwest Hlth
            Ctr Ser A (d)..............................        6.125    04/01/24      1,482,810
                                                                                   ------------
                                                                                     10,220,047
                                                                                   ------------
            WYOMING  0.2%
   1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
            Med Ctr....................................        6.750    12/01/27      1,525,005
                                                                                   ------------

            PUERTO RICO  0.2%
   2,465    Puerto Rico Port Auth Rev Spl Fac Amern
            Airl Ser A.................................        6.250    06/01/26      1,756,386
                                                                                   ------------

            U. S. VIRGIN ISLANDS  0.3%
   2,500    Northern Mariana Islands Ser A.............        7.375    06/01/30      2,592,050
                                                                                   ------------

TOTAL MUNICIPAL BONDS  93.7%
  (Cost $833,830,295)...........................................................    809,481,670
                                                                                   ------------

Description

EQUITIES  0.0%
Mobile Energy Services Co. LLC (795 Common Shares) (c) (e)......................              0
                                                                                   ------------

TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $833,830,295)...........................................................    809,481,670
                                                                                   ------------

            SHORT-TERM INVESTMENTS  7.3%
   9,650    Atlanta, GA Wtr & Wastewtr Rev Ser C (FSA
            Insd) (i)..................................        1.100    11/01/41      9,650,000
   3,800    Farmington, NM Pollutn Ctl Rev AZ Pub Svc
            Co Ser B Rfdg (i)..........................        1.100    09/01/24      3,800,000
   5,700    Hapeville, GA Dev Auth Indl Dev Rev
            Hapeville Hotel Ltd (i)....................        1.080    11/01/15      5,700,000
   1,900    Illinois Dev Fin Auth Rev Saint Augustine
            College Proj (i)...........................        1.100    11/01/31      1,900,000
   3,100    Long Island Pwr Auth NY Elec Sub Ser 2
            (i)........................................        1.100    05/01/33      3,100,000
  14,320    Massachusetts St Hlth & Ed Fac Auth Rev
            Assets Prog Ser D (MBIA Insd) (i)..........        1.080    01/01/35     14,320,000
   3,600    Nebraska Ed Fin Auth Rev Creighton Univ
            Proj (AMBAC Insd) (i)......................        1.120    03/01/33      3,600,000

See Notes to Financial Statements                                             25

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                                    COUPON       MATURITY      VALUE
-----------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (CONTINUED)
$  2,500    New York City Adj Ser H Sub Ser H 3 (FSA
            Insd) (i)..................................        1.100%   08/01/23   $  2,500,000
   1,500    New York City Muni Wtr Fin Auth Wtr & Swr
            Sys Rev Adj Ser G (FGIC Insd) (i)..........        1.100    06/15/24      1,500,000
  10,000    New York City Var Sub Ser A-7 (i)..........        1.100    08/01/20     10,000,000
   1,600    Orange Cnty, FL Sch Brd Ctfs Ser B (MBIA
            Insd) (i)..................................        1.100    08/01/27      1,600,000
   2,000    South Dakota St Health & Ed Rapid City
            Regional Hosp (MBIA Insd) (i)..............        1.120    09/01/27      2,000,000
   3,400    Uinta Cnty, WY Pollutn Ctl Rev Chevron USA
            Inc Proj Rfdg (i)..........................        1.100    08/15/20      3,400,000
                                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $63,070,000)............................................................     63,070,000
                                                                                   ------------
TOTAL INVESTMENTS  101.0%
  (Cost $896,900,295)...........................................................    872,551,670
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)...................................     (8,996,579)
                                                                                   ------------

NET ASSETS  100.0%..............................................................   $863,555,091
                                                                                   ============

*   Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 15.8% of net assets.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Payment-in-kind security.

(h) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings including derivative instruments, are marked to market each day with the change in value reflected in the

 26                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    unrealized appreciation/depreciation. Upon disposition a realized gain or loss is recognized accordingly.

(i) Security includes a put feature allowing the fund to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Fund based on the most recent reset date.

    ACA--American Capital Access

    AMBAC--AMBAC Indemnity Corp.

    FGIC--Financial Guaranty Insurance Co.

    FSA--Financial Security Assurance Inc.

    GNMA--Government National Mortgage Association

    MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements                                             27

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $896,900,295).......................  $872,551,670
Cash........................................................       131,181
Receivables:
  Fund Shares Sold..........................................    17,498,428
  Interest..................................................    16,050,822
  Investments Sold..........................................     1,189,000
Other.......................................................       151,748
                                                              ------------
    Total Assets............................................   907,572,849
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    40,219,005
  Fund Shares Repurchased...................................     1,315,824
  Income Distributions......................................     1,263,292
  Distributor and Affiliates................................       521,230
  Investment Advisory Fee...................................       325,983
Trustees' Deferred Compensation and Retirement Plans........       208,406
Accrued Expenses............................................       164,018
                                                              ------------
    Total Liabilities.......................................    44,017,758
                                                              ------------
NET ASSETS..................................................  $863,555,091
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $977,262,762
Accumulated Undistributed Net Investment Income.............     4,140,044
Net Unrealized Depreciation.................................   (24,348,625)
Accumulated Net Realized Loss...............................   (93,499,090)
                                                              ------------
NET ASSETS..................................................  $863,555,091
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $675,285,804 and 51,473,713 shares of
    beneficial interest issued and outstanding).............  $      13.12
    Maximum sales charge (4.75%* of offering price).........           .65
                                                              ------------
    Maximum offering price to public........................  $      13.77
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $124,830,467 and 9,520,246 shares of
    beneficial interest issued and outstanding).............  $      13.11
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $63,438,820 and 4,803,733 shares of
    beneficial interest issued and outstanding).............  $      13.21
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 28                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 24,933,298
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,770,329
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $702,451, $577,907 and $193,682,
  respectively).............................................     1,474,040
Legal.......................................................       271,760
Shareholder Services........................................       232,109
Custody.....................................................        30,657
Trustees' Fees and Related Expenses.........................        14,163
Other.......................................................       214,705
                                                              ------------
    Total Expenses..........................................     4,007,763
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 20,925,535
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (9,856,461)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (37,860,779)
  End of the Period.........................................   (24,348,625)
                                                              ------------
Net Unrealized Appreciation During the Period...............    13,512,154
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  3,655,693
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 24,581,228
                                                              ============

See Notes to Financial Statements                                             29

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2004     SEPTEMBER 30, 2003
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 20,925,535        $  43,426,498
Net Realized Loss....................................      (9,856,461)          (3,546,709)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................      13,512,154          (11,454,464)
                                                         ------------        -------------
Change in Net Assets from Operations.................      24,581,228           28,425,325
                                                         ------------        -------------

Distributions from Net Investment Income:
  Class A Shares.....................................     (16,496,418)         (31,090,893)
  Class B Shares.....................................      (2,878,869)          (6,152,493)
  Class C Shares.....................................        (974,251)          (1,735,013)
                                                         ------------        -------------
Total Distributions..................................     (20,349,538)         (38,978,399)
                                                         ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       4,231,690          (10,553,074)
                                                         ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     187,001,977           55,882,726
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      13,117,286           24,291,545
Cost of Shares Repurchased...........................     (51,572,953)        (125,918,977)
                                                         ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     148,546,310          (45,744,706)
                                                         ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS................     152,778,000          (56,297,780)
NET ASSETS:
Beginning of the Period..............................     710,777,091          767,074,871
                                                         ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $4,140,044
  and $3,564,047, respectively)......................    $863,555,091        $ 710,777,091
                                                         ============        =============

 30                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,    ------------------------------------------------
                                       2004       2003     2002 (A)     2001      2000      1999
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $13.03     $13.21     $13.25     $13.27    $13.91    $15.08
                                      ------     ------     ------     ------    ------    ------
  Net Investment Income............      .38        .79        .78        .77       .77       .81
  Net Realized and Unrealized
    Gain/Loss......................      .09       (.25)      (.11)      (.05)     (.63)    (1.17)
                                      ------     ------     ------     ------    ------    ------
Total from Investment Operations...      .47        .54        .67        .72       .14      (.36)
Less Distributions from Net
  Investment Income................      .38        .72        .71        .74       .78       .81
                                      ------     ------     ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $13.12     $13.03     $13.21     $13.25    $13.27    $13.91
                                      ======     ======     ======     ======    ======    ======

Total Return (b)...................    3.61%*     4.21%      5.28%      5.46%     1.27%    -2.51%
Net Assets at End of the Period (In
  millions)........................   $675.3     $560.9     $579.1     $607.1    $621.5    $745.2
Ratio of Expenses to Average Net
  Assets...........................     .94%       .89%       .86%       .87%      .91%      .96%
Ratio of Net Investment Income to
  Average Net Assets...............    5.88%      6.07%      5.99%      5.88%     5.91%     5.46%
Portfolio Turnover.................      11%*       14%        14%        22%       37%       77%

*   Non-Annualized

(a) As required, effective October 31, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.95% to 5.99%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             31

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                     MARCH 31,    -------------------------------------------------
                                    2004 (c)    2003 (c)    2002 (a)     2001     2000      1999
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.02      $13.20      $13.24     $13.27   $13.90    $15.07
                                     ------      ------      ------     ------   ------    ------
  Net Investment Income...........      .33         .69         .70        .68      .69       .69
  Net Realized and Unrealized
    Gain/Loss.....................      .09        (.25)       (.12)      (.06)    (.64)    (1.16)
                                     ------      ------      ------     ------   ------    ------
Total from Investment
  Operations......................      .42         .44         .58        .62      .05      (.47)
Less Distributions from Net
  Investment Income...............      .33         .62         .62        .65      .68       .70
                                     ------      ------      ------     ------   ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $13.11      $13.02      $13.20     $13.24   $13.27    $13.90
                                     ======      ======      ======     ======   ======    ======

Total Return (b)..................    3.22%*      3.42%       4.49%      4.71%     .48%    -3.25%
Net Assets at End of the Period
  (In millions)...................   $124.8      $115.6      $149.5     $176.5   $221.4    $282.5
Ratio of Expenses to Average Net
  Assets..........................    1.69%       1.64%       1.62%      1.63%    1.67%     1.73%
Ratio of Net Investment Income to
  Average Net Assets..............    5.14%       5.32%       5.23%      5.12%    5.15%     4.70%
Portfolio Turnover................      11%*        14%         14%        22%      37%       77%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

 32                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                     MARCH 31,    -------------------------------------------------
                                    2004 (d)    2003 (d)    2002 (a)     2001     2000      1999
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.11      $13.20      $13.24     $13.27   $13.90    $15.07
                                     ------      ------      ------     ------   ------    ------
  Net Investment Income...........      .32         .79         .70        .68      .69       .69
  Net Realized and Unrealized
    Gain/Loss.....................      .10        (.26)       (.12)      (.06)    (.64)    (1.16)
                                     ------      ------      ------     ------   ------    ------
Total from Investment
  Operations......................      .42         .53         .58        .62      .05      (.47)
Less Distributions from Net
  Investment Income...............      .32         .62         .62        .65      .68       .70
                                     ------      ------      ------     ------   ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $13.21      $13.11      $13.20     $13.24   $13.27    $13.90
                                     ======      ======      ======     ======   ======    ======

Total Return (b)..................    3.27%*(e)   4.10%(c)    4.49%      4.71%     .48%    -3.25%
Net Assets at End of the Period
  (In millions)...................   $ 63.4      $ 34.3      $ 38.5     $ 44.4   $ 49.1    $ 61.5
Ratio of Expenses to Average Net
  Assets..........................    1.70%(e)    1.64%       1.62%      1.62%    1.67%     1.73%
Ratio of Net Investment Income to
  Average Net Assets..............    5.10%(e)    6.00%(c)    5.23%      5.13%    5.15%     4.69%
Portfolio Turnover................      11%*        14%         14%        22%      37%       77%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .68% and .69%, respectively.

(d) Based on average shares outstanding.

(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

See Notes to Financial Statements                                             33

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had $40,219,055 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $78,989,131 which expires between September 30, 2004 and September 30, 2011. Of this amount, $9,606,294 will expire on September 30, 2004.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $898,681,907
                                                              ============
Gross tax unrealized appreciation...........................  $ 31,851,313
Gross tax unrealized depreciation...........................   (57,981,550)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(26,130,237)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................  $113,206
  Long-term capital gain....................................       -0-
                                                              --------
                                                              $113,206
                                                              ========

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $103,011

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and the capitalization of reorganization and restructuring costs, and losses recognized for tax purposes but not for book purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $14,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $57,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $180,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $131,937 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $765,522,169, $144,443,539 and $67,297,054 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                                SHARES        VALUE
Sales:
  Class A...................................................  10,368,220   $136,506,460
  Class B...................................................   1,456,399     19,131,733
  Class C...................................................   2,366,535     31,363,784
                                                              ----------   ------------
Total Sales.................................................  14,191,154   $187,001,977
                                                              ==========   ============
Dividend Reinvestment:
  Class A...................................................     828,766   $ 10,844,479
  Class B...................................................     125,091      1,635,510
  Class C...................................................      48,367        637,297
                                                              ----------   ------------
Total Dividend Reinvestment.................................   1,002,224   $ 13,117,286
                                                              ==========   ============
Repurchases:
  Class A...................................................  (2,776,249)  $(36,287,800)
  Class B...................................................    (938,348)   (12,259,069)
  Class C...................................................    (229,832)    (3,026,084)
                                                              ----------   ------------
Total Repurchases...........................................  (3,944,429)  $(51,572,953)
                                                              ==========   ============

    At September 30, 2003, capital aggregated $654,459,030, $135,935,365 and
$38,322,057 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   3,764,226   $  48,895,391
  Class B...................................................     330,503       4,299,420
  Class C...................................................     205,707       2,687,915
                                                              ----------   -------------
Total Sales.................................................   4,300,436   $  55,882,726
                                                              ==========   =============
Dividend Reinvestment:
  Class A...................................................   1,530,608   $  19,879,267
  Class B...................................................     256,324       3,326,662
  Class C...................................................      83,177       1,085,616
                                                              ----------   -------------
Total Dividend Reinvestment.................................   1,870,109   $  24,291,545
                                                              ==========   =============
Repurchases:
  Class A...................................................  (6,076,868)  $ (78,875,948)
  Class B...................................................  (3,037,630)    (39,421,866)
  Class C...................................................    (584,518)     (7,621,163)
                                                              ----------   -------------
Total Repurchases...........................................  (9,699,016)  $(125,918,977)
                                                              ==========   =============

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and the year ended September 30, 2003, 42,486 and 740,191 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and the year ended September 30, 2003, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the six months ended March 31, 2004, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $290,500 and CDSC on redeemed shares of approximately $76,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $188,269,030 and $81,270,159, respectively.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,069,200 and $52,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the six months ended March 31, 2004, are payments retained by Van Kampen of approximately $484,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $36,400.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 39, 399, 539
                                                 STMI SAR
                                                 5/04 RN04-00366P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Income may subject certain individuals to the Federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

                              A SHARES                B SHARES               C SHARES
                           since 12/13/85          since 04/30/93         since 08/13/93
-------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX.                  W/MAX.
                                      3.25%                   3.00%                  1.00%
   AVERAGE ANNUAL        W/O SALES    SALES     W/O SALES     SALES     W/O SALES    SALES
    TOTAL RETURNS         CHARGES     CHARGE     CHARGES     CHARGE      CHARGES     CHARGE

Since Inception            7.26%       7.07%      5.24%       5.24%       4.71%      4.71%

10-year                    6.27        5.92       5.80        5.80        5.49       5.49

5-year                     5.27        4.58       4.56        4.56        4.51       4.51

1-year                     4.99        1.59       4.37        1.37        4.15       3.15

6-month                    3.09       -0.25       2.92       -0.08        2.70       1.70
-------------------------------------------------------------------------------------------
30-Day SEC Yield                2.52%                  1.85%                   1.85%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, a contingent deferred sales charge of 3.00 percent for Class B shares (in year one and declining to zero after year four), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen California Insured Tax Free Fund is managed by the adviser's Municipal Fixed-Income team. Members of the team include Dennis S. Pietrzak, Executive Director; John R. Reynoldson, Executive Director; and Joseph A. Piraro, Vice President.(1)

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust with Gross Domestic Product growth topping 4% in both quarters. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

In keeping with the general trend for calendar year 2003, the six months under review saw record levels of issuance as municipalities sought to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt.

Low interest rates also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at historically low yields. However, the period was marked by rising activity among non-traditional investors such as hedge funds and insurance companies seeking to take advantage of the perceived attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

California remained in the municipal spotlight during the period, with many investors anxiously awaiting the result of the March 2nd referendum on Propositions 57 and 58. These two measures, which voters ultimately approved, gave the green light to an estimated $15 billion economic-improvement bond issuance that will begin to come to the market in early June. The passage of these measures led the major ratings agencies to improve their outlooks (though

(1)Team members may change at any time without notice.
 2
not their ratings) for the beleaguered state's bonds, with S&P shifting from stable to positive and Moody's shifting from negative to stable. This surge in issuance will at least partially offset the surprising decline in new debt in the first quarter of 2004, which was one-third lower than the level for the first quarter of last year. The majority of debt issued by the state for the entire six-month period offered credit enhancements, with fully two-thirds coming to market with credit insurance.

PERFORMANCE ANALYSIS

The fund returned 3.09 percent for the six months ended March 31, 2004 (Class A shares, unadjusted for sales charges), performing roughly in line with its benchmark, the Lehman Brothers Municipal Bond Index. (See table below). One of our primary strategies in managing the fund was to adjust its interest-rate sensitivity. Our analysis of the economy and interest rates indicated that the next major movement in rates was likely to be upward, which we believed warranted a more defensive positioning. As a result, we chose to emphasize securities that we believed provided sufficient return potential and were most likely to hold up well in a rising interest-rate environment. This approach led us to de-emphasize bonds from the long end of the yield curve, given their high sensitivity to interest rates and low coupons; instead, we focused on securities with premium coupons from the 18- to 22-year segment of the market in the belief that these bonds offered the most attractive risk/reward profile. We also kept the fund's overall duration (a measure of interest-rate sensitivity) below that of the benchmark.

We funded our purchases of intermediate bonds with the proceeds of sales from elsewhere in the portfolio. These sales included several of the fund's intermediate securities, which met our performance targets during the period and were sold at a profit. The fund also benefited from pre-refundings of several securities, which helped support the portfolio's net asset value (NAV).

We also maintained the portfolio's diversification over the reporting period. The fund's holdings were spread across the full spectrum of municipal-bond market sectors in order to limit the risk of over-concentration in any one segment. At the end of the period, the portfolio's largest sector weightings were tax districts at 23 percent, followed by public education at 18 percent and public building at 15 percent.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       3.09%     2.92%     2.70%           3.12%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

We anticipate that rates will eventually begin to move upward. That being said, we believe the fund is positioned to continue to provide investors with attractive income across an array of possible market environments. We will continue to monitor the California market for attractive investment opportunities.

TOP 5 SECTORS AS OF 3/31/04
Tax District                  22.6%
Public Education              18.0
Public Building               14.9
General Purpose               12.8
Water & Sewer                  8.8

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  99.1%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec Ser A
          (FSA Insd)......................................    *       09/01/20   $    873,026
 2,900    Anaheim, CA Pub Fin Auth Rev Elec Sys Generation
          Ser B Rfdg (FSA Insd)...........................   5.000%   10/01/16      3,158,477
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)...............................  11.720    12/28/18      2,674,060
 4,070    Anaheim, CA Uni High Sch Dist Ser A (FSA
          Insd)...........................................   5.000    08/01/25      4,254,493
 1,430    Bay Area Govt Assn CA Lease Rev Cap Proj Ser A
          (AMBAC Insd)....................................   5.250    07/01/17      1,580,121
 3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Ser A2 (FSA Insd)..........................   6.400    12/15/14      3,163,410
 1,730    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd)...........................................   5.500    08/01/17      1,950,679
 1,850    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd)...........................................   5.500    08/01/18      2,073,295
 2,445    Calexico, CA Cmnty Redev Agy Tax Alloc Merged
          Cent Bus & Residential Ser C (AMBAC Insd).......   5.000    08/01/28      2,555,783
 7,000    California Edl Fac Auth Rev Univ Of The Pacific
          (MBIA Insd).....................................   5.875    11/01/20      8,053,640
 3,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdgs First Lien A (AMBAC Insd).......   5.000    07/01/33      3,127,260
 2,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdgs First Lien Ser A (FGIC Insd)....   5.000    07/01/29      2,084,840
 1,050    California Spl Dist Assn Fin Corp Ctf Partn Pgm
          Ser DD (FSA Insd)...............................   5.625    01/01/27      1,154,202
 1,250    California St (FGIC Insd).......................   6.250    09/01/12      1,511,362
 2,450    California St (FGIC Insd).......................   5.000    10/01/14      2,651,341
 2,385    California St (XLCA Insd).......................   6.250    09/01/12      2,887,567
 1,000    California St (XLCA Insd).......................   5.000    10/01/28      1,033,920
 1,200    California St Dept Transn Ctf Ser A Rfdg (MBIA
          Insd)...........................................   5.250    03/01/16      1,316,568
 2,000    California St Dept Vet Affairs Ser A (AMBAC
          Insd)...........................................   5.300    12/01/21      2,135,240
 2,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)...........................................   5.500    05/01/16      2,261,500
 1,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)...........................................   5.375    05/01/18      1,108,340
 2,500    California St Dept Wtr Res Pwr Supply Rev Rite
          Ser B (Var Rate Cpn) (MBIA Insd) (Acquired
          9/8/03, Cost $2,709,650) (a)....................   9.270    05/01/21      2,972,525
 1,000    California St Pub Wks Brd Dept Corrections Ser E
          Rfdg (XLCA Insd) (b)............................   5.000    06/01/18      1,080,640
 2,500    California St Pub Wks Brd Lease Dept Corrections
          Ten Admin Ser A (AMBAC Insd)....................   5.250    03/01/17      2,725,225
 4,125    California St Pub Wks Brd Lease Rev CA St Univ
          Ser A Rfdg (AMBAC Insd).........................   5.500    10/01/14      4,564,601
 7,750    California St Rfdg (FGIC Insd)..................   5.000    02/01/23      7,965,295

 6                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    California St Univ Rev & Colleges Systemwide Ser
          A (AMBAC Insd)..................................   5.375%   11/01/18   $  1,113,630
 2,000    California Statewide Cmntys Dev Auth Wtr Rev
          Pooled Fin Pgm Ser C (FSA Insd).................   5.250    10/01/24      2,157,420
 1,000    Carson, CA Redev Agy Redev Proj Area No 1 Tax
          Alloc (MBIA Insd)...............................   5.500    10/01/15      1,159,720
 2,000    Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd).....................   7.000    08/01/12      2,543,060
 3,000    Castaic Lake Wtr Agy CA Rev Ctf Partn Ser A
          (MBIA Insd).....................................   5.250    08/01/23      3,210,600
 2,335    Chaffey, CA Uni High Sch Dist Ser B (FGIC
          Insd)...........................................   5.500    08/01/16      2,644,434
 1,205    Channel Islands Beach, CA Cmnty Svcs Dist Ctf
          Partn CA Spl Dist Fin Proj BB (FSA Insd)........   5.700    09/01/21      1,359,987
 5,165    Corona, CA Redev Agy Tax Alloc Redev Proj Area
          Ser A Rfdg (FGIC Insd)..........................   6.250    09/01/13      5,368,346
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)...........................................   5.000    06/01/21      1,054,390
 1,300    Folsom Cordova, CA Uni Sch Dist Sch Fac Impt
          Dist No 2 Ser A (MBIA Insd).....................   5.375    10/01/17      1,455,155
 1,360    Folsom, CA Pub Fin Auth City Hall & Cmnty Ctr
          Rfdg (FSA Insd).................................   5.000    10/01/16      1,489,431
 1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
          Proj Rfdg (MBIA Insd)...........................   5.000    09/01/21      1,548,065
   650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA Insd)....   5.000    06/01/17        701,629
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)...........................................   5.900    08/01/17        714,006
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)...........................................   5.900    08/01/18        762,892
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)...........................................   5.900    08/01/19        817,681
   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)...........................................   5.900    08/01/20        870,552
 2,000    Glendale, CA Redev Agy Tax Ctr Glendale Redev
          Proj (MBIA Insd)................................   5.250    12/01/20      2,191,800
 2,425    Glendora, CA Pub Fin Auth Tax Alloc Proj No 1
          Ser A (MBIA Insd)...............................   5.000    09/01/24      2,544,674
20,000    Grossmont, CA Uni High Sch Dist Ctf Partn (MBIA
          Insd)...........................................    *       11/15/21      6,483,800
 1,750    Hacienda La Puente, CA Uni Sch Dist Ser A (MBIA
          Insd)...........................................   5.500    08/01/20      1,950,777
 1,250    Hemet, CA Uni Sch Dist Ctf Partn Nutrition Ctr
          Proj (FSA Insd).................................   5.875    04/01/27      1,404,312
 2,000    Imperial Irr Dist CA Ctf Partn Elec Sys Proj
          (FSA Insd)......................................   5.250    11/01/23      2,166,660
 1,950    Imperial Irr Dist CA Ctf Partn Wtr Sys Proj
          (AMBAC Insd)....................................   5.000    07/01/19      2,065,771
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged Redev
          Proj Ser A Rfdg (AMBAC Insd)....................   5.250    05/01/23      2,240,020

See Notes to Financial Statements                                              7

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,715    Irvine, CA Pub Fac & Infrastructure Ser B (AMBAC
          Insd)...........................................   5.000%   09/02/23   $  1,769,486
 2,250    La Mesa Spring Vly, CA Sch Dist Ser A (FGIC
          Insd)...........................................   5.000    08/01/26      2,344,005
 2,000    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 (AMBAC Insd)..........................   5.000    09/01/22      2,125,980
 1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev Ser
          A (AMBAC Insd)..................................   5.250    08/01/16      1,108,180
 1,000    Long Beach, CA Bond Fin Auth Lease Rev Rainbow
          Harbor Refin Proj Ser A (AMBAC Insd)............   5.250    05/01/24      1,059,820
 1,260    Long Beach, CA Bond Fin Auth Pub Lease Safety
          Fac Proj (AMBAC Insd)...........................   5.250    11/01/16      1,405,895
 1,545    Long Beach, CA Bond Fin Auth Pub Lease Safety
          Fac Proj (AMBAC Insd)...........................   5.250    11/01/20      1,681,161
 2,740    Los Angeles Cnty, CA Ctf Partn Antelope Vly
          Courthouse Ser A (AMBAC Insd)...................   5.750    11/01/16      3,165,440
 1,000    Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj
          Rfdg (AMBAC Insd)...............................   4.750    03/01/23      1,015,710
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd)....   5.000    07/01/23      1,037,670
 1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop C Second Tier Sr Ser A Rfdg (FGIC Insd)....   5.000    07/01/15      1,346,175
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop C Second Tier Sr Ser A Rfdg (FGIC Insd)....   5.000    07/01/16      1,084,100
 1,265    Los Angeles Cnty, CA Schs Regionalized Business
          Svcs Ctf Partn Cap Apprec Pooled Fin Ser A
          (AMBAC Insd)....................................    *       08/01/24        446,735
   301    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd)............................   7.375    12/15/06        304,648
 1,975    Los Angeles, CA Ctf Partn Real Ppty Pgm Ser T
          (MBIA Insd).....................................   5.000    02/01/19      2,103,178
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd).....................   6.100    07/01/25      2,411,178
 1,375    Los Angeles, CA Spl Assmt Landscaping & Ltg Dist
          No 96 Ser 1 (AMBAC Insd)........................   5.000    03/01/21      1,450,763
 1,000    Los Angeles, CA Uni Sch Dist 1997 Election Ser E
          (MBIA Insd).....................................   5.500    07/01/17      1,131,470
 2,860    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Ser B (FSA
          Insd)...........................................   5.000    07/01/26      2,983,523
 1,000    Lynwood, CA Uni Sch Dist 2002 Election Ser A
          (FSA Insd)......................................   5.000    08/01/27      1,044,290
 1,500    Modesto, CA Irr Dist Ctfs Partn Cap Impts Ser A
          (FSA Insd)......................................   5.250    07/01/18      1,642,635
 1,105    Monrovia, CA Fin Auth Lease Rev Hillside
          Wilderness Preserve (AMBAC Insd)................   5.000    12/01/20      1,189,676

 8                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Montclair, CA Redev Agy Tax Redev Proj No V Rfdg
          (MBIA Insd).....................................   5.000%   10/01/20   $  2,127,360
 1,000    Mount Pleasant, CA Elem Sch Dist 1998 Election
          Ser C (FSA Insd)................................   5.500    03/01/26      1,094,060
 1,570    Mountain View, CA Shoreline Tax Alloc Ser A
          (MBIA Insd).....................................   5.250    08/01/16      1,740,408
   370    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj Sub
          Lien Ser E (MBIA Insd)..........................   6.000    07/01/22        381,248
 2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd).......   5.250    09/01/16      2,217,580
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)...............................   5.750    09/01/15      1,385,425
 3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
          Insd)...........................................   5.250    08/01/25      4,126,410
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
          Insd)...........................................   5.000    08/01/17      1,053,720
 1,300    Oceanside, CA Ctf Partn Ser A Rfdg (AMBAC
          Insd)...........................................   5.200    04/01/23      1,394,484
 1,930    Ontario, CA Redev Fin Auth Rev Proj No 1 Ctr
          City & Cimarron (MBIA Insd).....................   5.250    08/01/15      2,152,510
 3,025    Orange Cnty, CA Pub Fin Auth Lease Rev Juvenile
          Justice Ctr Fac Rfdg (AMBAC Insd)...............   5.375    06/01/17      3,384,552
 5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A (MBIA
          Insd)...........................................   5.800    07/01/16      5,522,250
 1,340    Palm Springs, CA Fin Lease Rev Convention Ctr
          Proj Ser A Rfdg (MBIA Insd).....................   5.250    11/01/19      1,459,796
 1,000    Perris, CA Sch Dist Ctf Partn Rfdg (FSA Insd)...   6.100    03/01/16      1,023,870
 2,020    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd)..............................   5.000    02/01/15      2,192,407
 1,110    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd)..............................   5.000    02/01/16      1,202,086
 1,360    Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg
          (MBIA Insd).....................................   6.000    04/01/19      1,643,111
 1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          (AMBAC Insd)....................................   5.375    06/15/20      1,159,930
 3,000    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          Ser A (MBIA Insd)...............................   5.000    06/15/33      3,112,980
 3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev Proj
          (MBIA Insd).....................................   5.375    09/01/25      3,203,820
 1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
          Ser A Rfdg (AMBAC Insd).........................   6.000    09/01/17      1,817,626
 1,000    Redding, CA Elec Sys Rev Ctf Partn (Inverse
          Fltg) (Escrowed to Maturity) (MBIA Insd)........  11.539    07/01/22      1,437,300
 1,600    Redding, CA Jt Pwrs Auth Wtr Ser A Rfdg (AMBAC
          Insd)...........................................   5.000    06/01/21      1,697,280
 1,400    Redding, CA Redev Agy Tax Alloc Canby Hilltop
          Cypress Redev Ser A (MBIA Insd).................   5.000    09/01/23      1,481,298

See Notes to Financial Statements                                              9

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
          Insd)...........................................   5.625%   09/01/18   $  2,209,300
 1,000    Riverside Cnty, CA Ctf Partn Historic Courthouse
          Proj (MBIA Insd)................................   5.875    11/01/27      1,132,040
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc Rohnert
          Redev Proj (MBIA Insd)..........................    *       08/01/31        410,670
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc Rohnert
          Redev Proj (MBIA Insd)..........................    *       08/01/33        368,217
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc Rohnert
          Redev Proj (MBIA Insd)..........................    *       08/01/35        330,010
 1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd).......   5.500    09/01/20      1,460,820
 1,000    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)...........................................   5.000    12/01/33      1,039,180
 1,000    San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................   6.400    09/01/18      1,014,240
 3,000    San Francisco, CA City & Cnty George R Moscone
          Ctr Rfdg (FSA Insd).............................   5.000    07/01/17      3,240,000
 1,500    San Francisco, CA City & Cnty Redev Fin Auth Tax
          Alloc San Francisco Redev Proj Ser A (FSA
          Insd)...........................................   5.000    08/01/15      1,630,110
 2,000    San Francisco, CA City & Cnty Second Ser Issue
          26B (FGIC Insd).................................   5.000    05/01/22      2,095,620
 2,000    San Jose, CA Arpt Rev Ser A Rfdg (FSA Insd).....   5.375    03/01/17      2,235,420
 2,675    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd).....................   5.000    09/01/17      2,879,263
 1,000    San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd)....................................   5.750    11/01/29      1,116,400
 1,000    San Leandro, CA Jt Proj Area Fin (MBIA Insd)....   5.100    12/01/26      1,047,060
 1,260    San Luis, CA Wtr Dists Rev Ctf Partn Cap Impt
          Proj Rfdg (AMBAC Insd)..........................   5.500    11/01/16      1,394,404
 1,460    San Marcos, CA Redev Agy Tax Alloc (FSA Insd)...   5.375    08/01/25      1,560,536
 2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd)..........................   5.375    09/01/20      2,196,520
 2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd)..........................   5.375    09/01/21      2,257,644
 1,000    Shasta, CA Jt Pwrs Fin Auth Cnty Admin Bldg Proj
          Ser A (MBIA Insd)...............................   5.250    04/01/22      1,082,310
 1,000    South Gate, CA Pub Fin Auth South Gate Redev
          Proj No 1 (XLCA Insd)...........................   5.750    09/01/22      1,127,260
 2,750    Southern CA Pub Pwr Transmission Rev Southn
          Transmission Sub Ser A Rfdg (FSA Insd)..........   5.250    07/01/16      3,061,685
 1,135    Sweetwater, CA Auth Wtr Rev (FSA Insd)..........   5.250    04/01/15      1,261,553
 1,195    Sweetwater, CA Auth Wtr Rev (FSA Insd)..........   5.250    04/01/16      1,321,993
 2,150    Temecula, CA Redev Agy Tax Alloc Rev Temecula
          Redev Proj No 1 (MBIA Insd).....................   5.125    08/01/27      2,227,400
 1,000    University of CA Rev Gen Ser A (AMBAC Insd).....   5.000    05/15/26      1,045,020

 10                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    University of CA Rev Multi Purp Proj Ser F (FGIC
          Insd)...........................................   5.000%   09/01/16   $  1,074,280
 1,000    University of CA Rev Multi Purp Proj Ser M (FGIC
          Insd)...........................................   5.125    09/01/17      1,089,770
 1,000    University of CA Rev Resh Fac Ser E (AMBAC
          Insd)...........................................   5.000    09/01/19      1,061,880
 1,540    Vallejo City, CA Uni Sch Dist Ser A Rfdg (MBIA
          Insd)...........................................   5.900    02/01/20      1,849,001
 1,390    Ventura Cnty, CA Ctf Partn Pub Fin Auth II (FSA
          Insd)...........................................   5.250    08/15/19      1,529,765
 2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth Ser I
          (FSA Insd)......................................   5.250    08/15/16      2,213,200
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $233,052,668).........................................................    252,362,022
SHORT-TERM INVESTMENT  0.7%
  (Cost $1,800,000)...........................................................      1,800,000
                                                                                 ------------

TOTAL INVESTMENTS  99.8%
  (Cost $234,852,668).........................................................    254,162,022
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...................................        543,348
                                                                                 ------------

NET ASSETS  100.0%............................................................   $254,705,370
                                                                                 ============

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.17% on net assets.

(b) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             11

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $234,852,668).......................  $254,162,022
Cash........................................................       288,047
Receivables:
  Interest..................................................     2,983,101
  Fund Shares Sold..........................................       240,826
Other.......................................................       125,053
                                                              ------------
    Total Assets............................................   257,799,049
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,250,296
  Investments Purchased.....................................     1,087,883
  Income Distributions......................................       214,863
  Distributor and Affiliates................................       168,994
  Investment Advisory Fee...................................       102,606
Trustees' Deferred Compensation and Retirement Plans........       179,615
Accrued Expenses............................................        89,422
                                                              ------------
    Total Liabilities.......................................     3,093,679
                                                              ------------
NET ASSETS..................................................  $254,705,370
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $234,570,176
Net Unrealized Appreciation.................................    19,309,354
Accumulated Net Realized Gain...............................       514,321
Accumulated Undistributed Net Investment Income.............       311,519
                                                              ------------
NET ASSETS..................................................  $254,705,370
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $193,016,625 and 10,128,103 shares of
    beneficial interest issued and outstanding).............  $      19.06
    Maximum sales charge (3.25%* of offering price).........           .64
                                                              ------------
    Maximum offering price to public........................  $      19.70
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $46,242,511 and 2,423,955 shares of
    beneficial interest issued and outstanding).............  $      19.08
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,446,234 and 811,042 shares of
    beneficial interest issued and outstanding).............  $      19.04
                                                              ============

*   On sales of $25,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,277,547
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      604,662
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $238,428, $154,834 and $84,380,
  respectively).............................................      477,642
Shareholder Services........................................       79,299
Legal.......................................................       14,436
Trustees' Fees and Related Expenses.........................       11,964
Custody.....................................................        9,748
Other.......................................................      105,199
                                                              -----------
    Total Expenses..........................................    1,302,950
    Less Credits Earned on Cash Balances....................          675
                                                              -----------
    Net Expenses............................................    1,302,275
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,975,272
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   883,763
  Futures...................................................     (640,951)
                                                              -----------
Net Realized Gain...........................................      242,812
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   16,847,748
  End of the Period.........................................   19,309,354
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,461,606
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,704,418
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,679,690
                                                              ===========

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2004     SEPTEMBER 30, 2003
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  4,975,272         $ 10,073,099
Net Realized Gain....................................         242,812              257,251
Net Unrealized Appreciation/Depreciation During the
  Period.............................................       2,461,606           (6,703,034)
                                                         ------------         ------------
Change in Net Assets from Operations.................       7,679,690            3,627,316
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (3,634,508)          (7,904,427)
  Class B Shares.....................................        (724,292)          (1,686,177)
  Class C Shares.....................................        (254,328)            (557,298)
                                                         ------------         ------------
                                                           (4,613,128)         (10,147,902)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................             -0-           (1,755,292)
  Class B Shares.....................................             -0-             (460,678)
  Class C Shares.....................................             -0-             (133,437)
                                                         ------------         ------------
                                                                  -0-           (2,349,407)
                                                         ------------         ------------
Total Distributions..................................      (4,613,128)         (12,497,309)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       3,066,562           (8,869,993)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      15,406,603           48,488,523
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       3,259,261            8,957,796
Cost of Shares Repurchased...........................     (30,249,012)         (53,753,503)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (11,583,148)           3,692,816
                                                         ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................      (8,516,586)          (5,177,177)
NET ASSETS:
Beginning of the Period..............................     263,221,956          268,399,133
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $311,519 and
  ($50,625), respectively)...........................    $254,705,370         $263,221,956
                                                         ============         ============

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                         MARCH 31,    --------------------------------------------
                                          2004       2003    2002 (c)    2001     2000     1999
                                       ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $18.84     $19.45    $18.64    $17.67   $17.28   $18.77
                                         ------     ------    ------    ------   ------   ------
  Net Investment Income...............      .38        .74       .77       .81      .82      .83
  Net Realized and Unrealized
    Gain/Loss.........................      .20       (.44)      .85       .94      .38    (1.45)
                                         ------     ------    ------    ------   ------   ------
Total from Investment Operations......      .58        .30      1.62      1.75     1.20     (.62)
                                         ------     ------    ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income............................      .36        .75       .78       .78      .81      .87
  Distributions from Net Realized
    Gain..............................      -0-        .16       .03       -0-      -0-      -0-
                                         ------     ------    ------    ------   ------   ------
Total Distributions...................      .36        .91       .81       .78      .81      .87
                                         ------     ------    ------    ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD....   $19.06     $18.84    $19.45    $18.64   $17.67   $17.28
                                         ======     ======    ======    ======   ======   ======

Total Return (a)......................    3.09%*     1.67%     9.01%    10.09%    7.20%   -3.44%
Net Assets at End of the Period (In
  millions)...........................   $193.0     $195.4    $200.4    $174.9   $152.5   $162.0
Ratio of Expenses to Average Net
  Assets (b)..........................     .89%       .87%      .87%      .89%     .98%     .92%
Ratio of Net Investment Income to
  Average Net Assets..................    3.98%      3.93%     4.18%     4.43%    4.79%    4.52%
Portfolio Turnover....................       4%*       25%       32%       39%      52%      44%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.18%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                         MARCH 31,    --------------------------------------------
                                          2004       2003    2002 (c)    2001     2000     1999
                                       ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $18.82     $19.44    $18.65    $17.69   $17.26   $18.76
                                         ------     ------    ------    ------   ------   ------
  Net Investment Income...............      .34        .60       .63       .67      .68      .68
  Net Realized and Unrealized
    Gain/Loss.........................      .21       (.45)      .84       .94      .43    (1.45)
                                         ------     ------    ------    ------   ------   ------
Total from Investment Operations......      .55        .15      1.47      1.61     1.11     (.77)
                                         ------     ------    ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income............................      .29        .61       .65       .65      .68      .73
  Distributions from Net Realized
    Gain..............................      -0-        .16       .03       -0-      -0-      -0-
                                         ------     ------    ------    ------   ------   ------
Total Distributions...................      .29        .77       .68       .65      .68      .73
                                         ------     ------    ------    ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD....   $19.08     $18.82    $19.44    $18.65   $17.69   $17.26
                                         ======     ======    ======    ======   ======   ======

Total Return (a)......................    2.92%(d)*  0.87%     8.16%     9.27%    6.63%   -4.20%
Net Assets at End of the Period (In
  millions)...........................   $ 46.2     $ 49.8    $ 53.0    $ 47.7   $ 38.3   $ 45.3
Ratio of Expenses to Average Net
  Assets (b)..........................    1.46%(d)   1.62%     1.63%     1.65%    1.74%    1.68%
Ratio of Net Investment Income to
  Average Net Assets..................    3.40%(d)   3.18%     3.42%     3.67%    4.03%    3.76%
Portfolio Turnover....................       4%*       25%       32%       39%      52%      44%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.42%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

 16                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                        MARCH 31,    -----------------------------------------------
                                         2004       2003       2002 (C)    2001     2000     1999
                                      ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................   $18.82     $19.43       $18.64    $17.68   $17.26   $18.75
                                        ------     ------       ------    ------   ------   ------
  Net Investment Income..............      .30        .61          .64       .68      .68      .69
  Net Realized and Unrealized
    Gain/Loss........................      .21       (.45)         .83       .93      .42    (1.45)
                                        ------     ------       ------    ------   ------   ------
Total from Investment Operations.....      .51        .16         1.47      1.61     1.10     (.76)
                                        ------     ------       ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income...........................      .29        .61          .65       .65      .68      .73
  Distributions from Net Realized
    Gain.............................      -0-        .16          .03       -0-      -0-      -0-
                                        ------     ------       ------    ------   ------   ------
Total Distributions..................      .29        .77          .68       .65      .68      .73
                                        ------     ------       ------    ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...   $19.04     $18.82       $19.43    $18.64   $17.68   $17.26
                                        ======     ======       ======    ======   ======   ======

Total Return (a).....................    2.70%*     0.92%(d)     8.16%     9.27%    6.57%   -4.15%
Net Assets at End of the Period (In
  millions)..........................   $ 15.4     $ 18.1       $ 15.0    $ 11.0   $  6.6   $  7.4
Ratio of Expenses to Average Net
  Assets (b).........................    1.64%      1.62%        1.63%     1.65%    1.74%    1.69%
Ratio of Net Investment Income to
  Average Net Assets.................    3.22%      3.20%(d)     3.41%     3.67%    4.03%    3.75%
Portfolio Turnover...................       4%*       25%          32%       39%      52%      44%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.39% to 3.41%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(d) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B Shares and Class C Shares commenced on April 30, 1993 and August 13, 1993, respectively. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had $1,087,883 of when-issued and delayed delivery purchase commitment.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $29,472, which will expire on September 30, 2011.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $234,735,729
                                                              ============
Gross tax unrealized appreciation...........................  $ 19,466,313
Gross tax unrealized depreciation...........................       (40,020)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 19,426,293
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

                                                                 2003
Distributions paid from:
  Ordinary income...........................................  $   58,761
  Long-term capital gain....................................   2,326,272
                                                              ----------
                                                              $2,385,033
                                                              ==========

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $6,520

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2004, the Fund's custody fee was reduced by $675 as a result of credits earned on cash balances.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................     .500%
Next $150 million...........................................     .450%
Next $250 million...........................................     .425%
Over $500 million...........................................     .400%

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $26,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $58,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $107,434 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

    At March 31, 2004, capital aggregated $175,018,735, $44,215,879 and
$15,335,562 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................     613,183    $ 11,693,687
  Class B...................................................     130,105       2,457,703
  Class C...................................................      65,846       1,255,213
                                                              ----------    ------------
Total Sales.................................................     809,134    $ 15,406,603
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     136,137    $  2,583,882
  Class B...................................................      26,908         510,395
  Class C...................................................       8,701         164,984
                                                              ----------    ------------
Total Dividend Reinvestment.................................     171,746    $  3,259,261
                                                              ==========    ============
Repurchases:
  Class A...................................................    (993,018)   $(18,825,322)
  Class B...................................................    (379,702)     (7,188,170)
  Class C...................................................    (222,748)     (4,235,520)
                                                              ----------    ------------
Total Repurchases...........................................  (1,595,468)   $(30,249,012)
                                                              ==========    ============

    At September 30, 2003, capital aggregated $179,566,488, $48,435,951 and
$18,150,885 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,661,438    $ 31,350,394
  Class B...................................................     428,696       8,090,363
  Class C...................................................     480,104       9,047,766
                                                              ----------    ------------
Total Sales.................................................   2,570,238    $ 48,488,523
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     366,301    $  6,890,766
  Class B...................................................      83,899       1,577,306
  Class C...................................................      26,042         489,724
                                                              ----------    ------------
Total Dividend Reinvestment.................................     476,242    $  8,957,796
                                                              ==========    ============
Repurchases:
  Class A...................................................  (1,957,587)   $(36,611,996)
  Class B...................................................    (593,532)    (11,117,759)
  Class C...................................................    (320,896)     (6,023,748)
                                                              ----------    ------------
Total Repurchases...........................................  (2,872,015)   $(53,753,503)
                                                              ==========    ============

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and the year ended September 30, 2003, 2,412 and 44,998 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and the year ended September 30, 2003, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   3.00%              1.00%
Second......................................................   2.50%               None
Third.......................................................   2.00%               None
Fourth......................................................   1.00%               None
Fifth and Thereafter........................................    None               None

    For the six months ended March 31, 2004, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,200 and CDSC on redeemed shares of approximately $41,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,198,093 and $27,843,907, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended March 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2003...........................     252
Futures Closed..............................................    (252)
                                                                ----
Outstanding at March 31, 2004...............................     -0-
                                                                ====

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the portfolio of investments.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the six months ended March 31, 2004 are payments retained by Van Kampen of approximately $142,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $24,800.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 41, 341, 541
                                                 CAI SAR 5/04 RN04-00395P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

                              A SHARES                  B SHARES                  C SHARES
                            since 8/01/90             since 8/24/92             since 8/13/93
--------------------------------------------------------------------------------------------------
                                     W/MAX.                    W/MAX.                    W/MAX.
AVERAGE ANNUAL         W/O SALES   4.75% SALES   W/O SALES   4.00% SALES   W/O SALES   1.00% SALES
TOTAL RETURNS           CHARGES      CHARGE       CHARGES      CHARGE       CHARGES      CHARGE

Since Inception          6.30%        5.92%        4.97%        4.97%        4.10%        4.10%

10-year                  5.57         5.05         5.12         5.12         4.76         4.76

5-year                   4.33         3.32         3.54         3.29         3.54         3.54

1-year                   5.65         0.61         4.87         0.87         4.88         3.88

6-month                  2.84        -2.04         2.46        -1.54         2.47         1.47
--------------------------------------------------------------------------------------------------
30-Day SEC Yield                3.08%                     2.48%                     2.48%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Municipal Income Fund is managed by the adviser's Municipal Fixed Income team. Current members of the team include James F. Willison, Managing Director; Joseph R. Arcieri, Executive Director; and Timothy D. Haney, Vice President.(1)

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust with Gross Domestic Product growth topping 4% in both quarters. While this strength in output has historically triggered fears of rising interest rates, yields remained low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

In keeping with the general trend for calendar 2003, the six months under review saw high levels of issuance as municipalities sought to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt.

Low interest rates also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

The fund returned 2.84 percent for the six months ended March 31, 2004 (Class A shares, unadjusted for sales charge), underperforming its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.) Our analysis of the economy and interest rates indicated that the next major movement in rates was likely to be upward, which we believed warranted a more defensive positioning. As a result, we chose to emphasize securities that provided sufficient return potential and were most likely to hold up well in a rising interest-rate environment. This approach led us to de-emphasize bonds from the long end of the curve given their high sensitivity to interest rates and low coupons; instead, we focused on securities with premium coupons from the intermediate segment of the market (15 to 22 years) in the belief that these bonds offered the most attractive risk/reward profile. While we maintained this strategy through the end of the period, investors seemed to prefer bonds with longer maturities, and our approach limited the fund's ability to participate in their gains. We also kept the fund's overall duration (a measure of interest-rate sensitivity) below that of the benchmark, with a particular underweight in the 5- to 10-year maturity range. We expect this area of the yield curve to underperform if the Fed begins to raise rates again.

While we focused our purchases on intermediate bonds, we also took advantage of short-term relative-value opportunities on the long end of the market. We focused such trading in liquid, high-quality bonds in an effort to maximize liquidity. Our high-quality bias was reflected in the portfolio as a whole, which ended the period with 78.7 percent of its assets invested in securities rated AA or higher.

We also maintained the portfolio's diversification over the reporting period. The fund's holdings were spread across a broad spectrum of municipal-bond market sectors in order to limit the risk of over-concentration in any one segment. At the end of the period, the portfolio's largest sector weightings were transportation at 14.7 percent, followed by general purpose at 12.8 percent and public education at 12.6 percent.

We will continue to scour state and local markets across the country for attractive investment opportunities.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       2.84%     2.46%     2.47%           3.12%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

TOP 5 SECTORS AS OF 3/31/04                 RATINGS ALLOCATION AS OF 3/31/04
Transportation                14.7%         AAA                             64.9%
General Purpose               12.8          AA                              13.8
Public Education              12.6          A                                3.4
Wholesale Electric            10.2          BBB                              4.4
Water & Sewer                  7.9          BB                               0.8
                                            B                                0.3
TOP 5 STATES AS OF 3/31/04                  CCC                              0.0
New York                      14.1%         CC                               0.3
New Jersey                    10.7          NR                              12.1
California                     9.6
Texas                          8.2
Illinois                       8.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.9%
          ALABAMA  0.7%
$1,865    Alabama St Univ Rev Gen Tuition & Fee Ser B
          (MBIA Insd).....................................  5.250%   03/01/33   $  1,976,881
 2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln Ser
          A (AMBAC Insd) (a)..............................  6.750    08/15/17      3,140,550
     3    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svc Co Proj Rfdg (b) (c)..........  6.950    01/01/20             21
                                                                                ------------
                                                                                   5,117,452
                                                                                ------------
          ARIZONA  3.7%
 8,685    Arizona Sch Fac Brd Ctf Ser B (FGIC Insd).......  5.250    09/01/17      9,655,636
 4,250    Maricopa Cnty, AZ Indl Dev Waste Mgmt Inc
          Proj............................................  4.800    12/01/31      4,330,580
 5,000    Phoenix, AZ Civic Impt Corp Amt Sr Lien Ser B
          (FGIC Insd).....................................  5.250    07/01/32      5,194,550
 2,500    Phoenix, AZ Indl Dev Auth Mtg Christian Care Apt
          Proj Ser A Rfdg.................................  6.500    01/01/26      2,573,700
   500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg......................  8.250    06/01/15        548,790
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp
          Ser A Rfdg (AMBAC Insd).........................  6.000    09/01/12      2,130,337
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp
          Ser A Rfdg (AMBAC Insd).........................  6.125    09/01/17      1,997,940
                                                                                ------------
                                                                                  26,431,533
                                                                                ------------
          ARKANSAS  0.5%
 1,400    Jackson Cnty, AR Hlthcare Fac Brd First Mtg Hosp
          Rev Newport Hosp & Clinic Inc...................  7.375    11/01/11      1,408,372
 2,102    Maumelle, AR Dogwood Addition Prd Muni Ppty
          Owners Rfdg.....................................  7.500    03/01/06      2,090,279
                                                                                ------------
                                                                                   3,498,651
                                                                                ------------
          CALIFORNIA  9.5%
 4,870    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Sub Pub Impts Proj C (FSA Insd).................   *       09/01/20      2,198,074
   305    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdgs 1st Lien A (FSA Insd)...........  5.250    07/01/20        334,835
 5,000    California Infrastructure & Econ Dev Bk Rev
          Rites-PA-1202R (Inverse Fltg) (FSA Insd)
          (Acquired 09/10/03, Cost $5,484,100) (d) (h)....  9.159    07/01/11      5,978,200
10,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)...........................................  5.500    05/01/16     11,307,500
 5,000    California St Dept Wtr Res Pwr Ser A (XLCA
          Insd)...........................................  5.375    05/01/17      5,589,650
 6,575    California St Dept Wtr Res Pwr Supply Rev Rites-
          PA-1201R (Inverse Fltg) (MBIA Insd) (Acquired
          09/08/03, Cost $7,143,277) (d) (h)..............  9.159    05/01/11      7,771,979
 2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)...........................................   *       09/01/13      1,570,958
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)...........................................   *       09/01/14      3,016,365

 6                                             See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg (MBIA Insd).........................   *       01/15/17   $  1,573,740
21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/24      6,678,210
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................   *       01/15/30      3,280,350
 5,500    Monterey Cnty, CA Ctf Part Master Plan Fing
          (MBIA Insd).....................................  5.000%   08/01/32      5,672,920
 6,695    San Francisco, CA City & Cnty Second Ser Issue
          29 B Rfdg (FGIC Insd)...........................  5.125    05/01/20      7,223,972
 5,000    West Contra Costa CA Uni Election of 2002 Ser B
          (FSA Insd)......................................  5.000    08/01/26      5,208,900
                                                                                ------------
                                                                                  67,405,653
                                                                                ------------
          COLORADO  6.3%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
          (Escrowed to Maturity)..........................  8.875    08/01/10      3,807,361
 3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
          (Escrowed to Maturity)..........................  8.875    08/01/12      5,556,764
 5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A (MBIA
          Insd)...........................................  5.125    12/01/32      5,246,800
 5,000    Colorado Dept Trans Rev Rev Antic Nts Ser A
          (AMBAC Insd)....................................  5.250    12/15/16      5,607,350
 1,000    Colorado Ed & Cultural Fac Impt Charter Sch Rfdg
          (XLCA Insd).....................................  5.000    12/01/33      1,034,420
 5,000    Colorado Springs, CO Utils Rev Sys Sub Lien Ser
          A Impt & Rfdg...................................  5.000    11/15/21      5,239,750
 6,500    E 470 Pub Hwy Auth Co Rev Cap Apprec Sr Ser B
          (MBIA Insd).....................................   *       09/01/20      2,940,795
15,000    E 470 Pub Hwy Auth Co Rev Cap Apprec Sr Ser B
          (MBIA Insd).....................................   *       09/01/20      6,819,150
 1,320    El Paso Cnty, CO Sch Dist No 003 Widefield Ser A
          (Prerefunded @ 12/15/05) (MBIA Insd)............   *       12/15/14        779,896
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield Ser A
          (Prerefunded @ 12/15/05) (MBIA Insd)............   *       12/15/15        790,869
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield Ser A
          (Prerefunded @ 12/15/05) (MBIA Insd)............   *       12/15/16        741,496
 1,330    El Paso Cnty, CO Sch Dist No 003 Widefield Ser A
          (Prerefunded @ 12/15/05) (MBIA Insd)............   *       12/15/18        610,590
 3,690    Jefferson Cnty, CO Residential Mtg Rev (Escrowed
          to Maturity).................................... 11.500    09/01/12      5,809,425
                                                                                ------------
                                                                                  44,984,666
                                                                                ------------
          CONNECTICUT  1.8%
 2,785    Bridgeport, CT Rol Ser II R 182 (Inverse Fltg)
          (FGIC Insd) (Acquired 07/09/02, Cost $3,177,971)
          (d) (h).........................................  9.580    08/15/15      3,493,086
 2,950    Bridgeport, CT Rol Ser II R 182 (Inverse Fltg)
          (FGIC Insd) (Acquired 07/09/02, Cost $3,323,232)
          (d) (h).........................................  9.580    08/15/16      3,683,134

See Notes to Financial Statements                                              7

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CONNECTICUT (CONTINUED)
$2,530    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A-Private Placement (e)...................  6.400%   09/01/11   $  2,746,391
 2,470    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A-Private Placement (Prerefunded @
          09/01/07) (e)...................................  6.400    09/01/11      2,827,137
                                                                                ------------
                                                                                  12,749,748
                                                                                ------------
          DISTRICT OF COLUMBIA  1.2%
 5,150    District Columbia Tax Incrmnt Gallary Place Proj
          (FSA Insd)......................................  5.250    07/01/27      5,428,975
 3,000    Metropolitan Washington DC Arpts Auth Sys Ser A
          (FGIC Insd).....................................  5.250    10/01/32      3,110,490
                                                                                ------------
                                                                                   8,539,465
                                                                                ------------
          FLORIDA  6.3%
 5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
          Insd)...........................................  5.250    10/01/26      5,206,900
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser
          A Rfdg (MBIA Insd)..............................   *       02/01/18      4,289,490
 5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)...........................................  5.950    07/01/20      5,259,000
 5,700    Florida St Brd of Ed Pub Ed Ser B...............  5.000    06/01/17      6,244,464
 6,385    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd).....  5.375    07/01/16      7,136,642
   500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.......................  8.625    07/01/20        523,285
   595    Orange Cnty, FL Tourist Dev Tax Rev (Escrowed to
          Maturity) (AMBAC Insd)..........................  6.000    10/01/16        596,077
12,860    Orlando, FL Utils Commn Wtr Rfdg................  5.250    10/01/19     14,062,667
   675    Tampa Palms, FL Open Space & Tran Cmnty Dev Dist
          Rev Cap Impt Area 7 Proj........................  8.500    05/01/17        689,971
   818    Tampa Palms, FL Open Space & Tran Cmnty Dev Dist
          Rev Cap Impt Area 7 Proj........................  7.500    05/01/18        850,213
                                                                                ------------
                                                                                  44,858,709
                                                                                ------------
          GEORGIA  1.2%
 2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev
          Azalea Manor Proj Ser A (Acquired 02/18/98, Cost
          $2,000,000) (d).................................  6.500    02/01/28      1,460,000
 6,315    Municipal Elec Auth GA Combustion Turbine Proj
          Ser A (MBIA Insd)...............................  5.250    11/01/17      7,012,365
                                                                                ------------
                                                                                   8,472,365
                                                                                ------------
          HAWAII  0.4%
 1,475    Hawaii St Harbor Cap Impt Rev (FGIC Insd).......  6.350    07/01/07      1,510,503
 1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd).......  6.400    07/01/08      1,597,627
                                                                                ------------
                                                                                   3,108,130
                                                                                ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS  8.1%
$5,000    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
          (FGIC Insd).....................................   *       12/01/20   $  2,238,650
 3,000    Chicago, IL Lakefront Millennium Pkg Fac (MBIA
          Insd) (f)....................................... 0/5.650%  01/01/19      2,982,870
 1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago (Escrowed to Maturity)..................  7.000    01/01/11      1,223,950
 8,050    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
          Lien C-2 Rfdg (XLCA Insd).......................  5.250    01/01/34      8,376,508
 5,100    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Proj Ser B (b) (c)........................  5.200    04/01/11      1,581,000
   900    Chicago, IL O'Hare Intl Arpt Spl United Airl
          Proj Ser A (b) (c)..............................  5.350    09/01/16        279,000
 3,210    Chicago, IL Proj & Rfdg Ser C (FGIC Insd).......  5.750    01/01/16      3,680,971
   230    Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).................................  7.000    09/01/27        231,191
   125    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A................................  7.375    01/01/05        125,956
 1,000    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A................................  7.750    01/01/14      1,051,640
 2,000    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A.....................................  6.500    12/01/05      2,126,640
 1,000    Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctf Part (FGIC Insd)............................  8.750    01/01/07      1,179,830
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak Park
          (FSA Insd)......................................   *       12/01/11      1,730,347
 5,000    Cook Cnty, IL Ser A (FGIC Insd).................  5.500    11/15/31      5,449,600
 1,500    Hodgkins, IL Tax Increment Ser A Rfdg...........  7.625    12/01/13      1,611,120
 1,365    Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A......................................  8.500    12/01/15      1,451,991
   250    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj....................................  8.000    11/15/06        219,165
 5,000    Illinois St First Ser (FSA Insd)................  5.250    12/01/21      5,409,900
 9,250    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev Cap Apprec McCormick Rfdg (MBIA Insd)...   *       06/15/19      6,694,595
 3,555    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev Cap Apprec McCormick Ser A Rfdg (MBIA
          Insd)...........................................   *       12/15/15      2,160,516
 2,800    Regional Trans Auth IL Ser A (AMBAC Insd).......  8.000    06/01/17      3,904,068
 1,200    Saint Charles, IL Indl Dev Rev Tri-City Ctr Proj
          (Acquired 11/17/93, Cost $1,200,000) (d)........  7.500    11/01/13      1,200,708
 4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)...........................................   *       12/01/15      2,590,481
                                                                                ------------
                                                                                  57,500,697
                                                                                ------------

See Notes to Financial Statements                                              9

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          INDIANA  1.3%
$2,500    Indiana Bd Bk Spl Pgm Hendricks Redev
          (Prerefunded @ 02/01/07) (LOC--Canadian Imperial
          Bank)...........................................  6.200%   02/01/23   $  2,850,575
 1,930    Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj
          Ser A...........................................  7.125    06/01/34      1,789,766
   550    Indianapolis, IN Loc Pub Impt Bd Bk Ser D
          (Escrowed to Maturity)..........................  6.750    02/01/14        681,191
   140    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/11         81,575
   140    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/12         75,565
   135    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/13         67,500
   130    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/14         60,211
   130    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/15         55,775
   135    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/16         53,654
   225    Saint Joseph Cnty, IN Redev Dist Tax Increment
          Rev Ser B.......................................   *       06/30/17         82,836
 3,295    Vigo Cnty, IN Elem Sch Bldg First Mtg Impt &
          Rfdg (FSA Insd).................................  5.250    01/10/22      3,535,271
                                                                                ------------
                                                                                   9,333,919
                                                                                ------------
          IOWA  0.5%
   640    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd).................................  6.000    07/01/07        718,746
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd).................................  5.750    07/01/17      2,654,280
                                                                                ------------
                                                                                   3,373,026
                                                                                ------------
          KANSAS  1.1%
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259 Wichita
          (MBIA Insd).....................................  5.625    09/01/13      7,637,586
                                                                                ------------

          LOUISIANA  0.3%
   420    Louisiana St Hlth Ed Auth Rev Lambeth House Ser
          A Rfdg..........................................  5.250    01/01/05        420,462
 1,400    West Feliciana Parish, LA Pollutn Ctl Rev Gulf
          States Util Co Proj Ser A.......................  7.500    05/01/15      1,419,516
                                                                                ------------
                                                                                   1,839,978
                                                                                ------------
          MASSACHUSETTS  3.6%
 7,500    Massachusetts St Fed Hwy Ser A..................  5.750    06/15/14      8,758,350
 3,500    Massachusetts St Hlth & Ed Fac Auth Rev (MBIA
          Insd)...........................................  5.000    07/01/13      3,598,000

 10                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$1,500    Massachusetts St Indl Fin Agy Hillcrest Ed Ctr
          Inc Proj (Prerefunded @ 07/01/05)...............  8.450%   07/01/18   $  1,642,035
 5,355    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj..............................  7.100    10/01/28      5,379,044
 5,000    Massachusetts St Rol-R 143-Ser II (Inverse Fltg)
          (MBIA Insd) (Acquired 11/26/01, Cost $5,345,326)
          (d) (h).........................................  9.330    11/01/16      6,407,250
                                                                                ------------
                                                                                  25,784,679
                                                                                ------------
          MICHIGAN  4.0%
   875    Detroit, MI Loc Dev Fin Auth Tax Increment Ser C
          (Acquired 09/08/97, Cost $875,000) (d)..........  6.850    05/01/21        859,828
 5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A Rfdg
          (FGIC Insd).....................................  5.125    07/01/31      5,215,350
 1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmnty Hlth Cent.................................  5.250    05/15/26      1,259,426
 5,000    Michigan St Bldg Auth Rev Fac Prog Ser II.......  5.500    10/15/16      5,629,300
 5,000    Michigan St Strategic Fd Detroit Edison Co Proj
          C Rfdg (XLCA Insd)..............................  5.450    12/15/32      5,278,550
 1,270    Michigan St Strategic Fd Detroit Edison Pollutn
          Ctl Ser B Rfdg..................................  5.650    09/01/29      1,320,737
 9,739    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj (b) (g).................  8.000    12/01/27      1,421,966
 1,935    Michigan St Strategic Fd Solid Genesee Pwr Sta
          Proj Rfdg.......................................  7.500    01/01/21      1,665,842
 5,000    Western Townships, MI Util Sew Rfdg (MBIA
          Insd)...........................................  5.250    01/01/16      5,522,300
                                                                                ------------
                                                                                  28,173,299
                                                                                ------------
          MISSOURI  1.6%
 3,000    Kansas City, MO Indl Dev Auth Plaza Lib Proj....  6.000    03/01/16      3,123,780
 2,835    Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A......................................  5.750    10/01/06      2,894,393
 3,935    Macon, MO Ctf Part (MBIA Insd)..................  5.250    08/01/17      4,327,870
   595    Saint Louis, MO Tax Increment Rev Scullin Redev
          Area Ser A...................................... 10.000    08/01/10        714,440
                                                                                ------------
                                                                                  11,060,483
                                                                                ------------
          NEBRASKA  0.8%
 5,435    Nebraska Pub Pwr Dist Rev Ser A (AMBAC Insd)....  5.000    01/01/18      5,875,452
                                                                                ------------

          NEW HAMPSHIRE  0.8%
 1,555    New Hampshire Higher Ed & Hlth Fac Auth Rev.....  8.800    06/01/09      1,666,043
   890    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg...............  6.100    07/01/09        952,718
   795    New Hampshire St Business Fin Auth Elec Fac Rev
          Plymouth Cogeneration (Acquired 06/29/93, Cost
          $781,447) (d)...................................  7.750    06/01/14        797,298

See Notes to Financial Statements                                             11

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A.........................  6.875%   10/01/19   $  1,009,020
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC
          Insd)...........................................  6.750    11/01/11      1,140,340
                                                                                ------------
                                                                                   5,565,419
                                                                                ------------
          NEW JERSEY  10.6%
 2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig (Acquired 01/29/97, Cost $2,074,739) (b)
          (c) (d).........................................  8.400    04/01/24      1,640,000
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg) (FGIC
          Insd) (h)....................................... 10.070    09/19/19      4,260,165
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg
          (MBIA Insd).....................................  6.250    08/15/10      7,085,054
 9,725    New Jersey Econ Dev Auth Drivers Ser 365
          (Inverse Fltg) (FGIC Insd) (Acquired 08/04/03,
          Cost $10,450,265) (d) (h).......................  9.200    06/15/11     11,667,277
 2,000    New Jersey Econ Dev Auth Holt Hauling & Warehsg
          Rev Ser G Rfdg (b) (c)..........................  8.400    12/15/15      1,640,000
 1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06).......................................  8.500    11/01/16      2,244,945
   350    New Jersey Econ Dev Auth Rev RWJ Hlthcare Corp
          (FSA Insd)......................................  6.250    07/01/14        360,976
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist Homes
          (Prerefunded @ 07/01/05)........................  7.500    07/01/20      1,094,480
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist Homes
          (Prerefunded @ 07/01/05)........................  7.500    07/01/25      1,094,480
 8,000    New Jersey Econ Dev Auth Sch Fac Constr Ser F
          (FGIC Insd).....................................  5.250    06/15/17      8,929,760
   755    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA
          Insd)...........................................  6.500    01/01/16        938,405
 2,725    New Jersey St Tpk Auth Tpk Rev Ser C (Escrowed
          to Maturity) (MBIA Insd)........................  6.500    01/01/16      3,376,166
 5,710    New Jersey St Trans Corp Ctf Fed Trans Admin Gnt
          Ser A (AMBAC Insd)..............................  5.750    09/15/10      6,516,309
10,000    New Jersey St Trans Corp Ctf Fed Trans Admin Gnt
          Ser B (Prerefunded @ 09/15/10) (AMBAC Insd).....  6.000    09/15/15     11,867,300
 5,500    New Jersey St Trans Tr Fd Auth Rols RR II R 236
          (Inverse Fltg) (FSA Insd) (Acquired 07/30/03,
          Cost $6,391,317) (d) (h)........................  9.810    06/15/20      6,799,980
 5,000    New Jersey St Trans Tr Fd Auth Trans Sys Ser C
          (FSA Insd)......................................  5.500    06/15/16      5,698,550
                                                                                ------------
                                                                                  75,213,847
                                                                                ------------
          NEW YORK  14.0%
10,000    Nassau Cnty, NY Interim Fin Auth Ser A
          (Prerefunded @ 11/15/10)........................  5.750    11/15/14     11,651,900
 5,000    New York City Ser A.............................  7.000    08/01/07      5,606,450
21,860    New York City Ser B (MBIA Insd).................  5.875    08/01/15     25,449,412
 1,420    New York City Ser D.............................  8.000    02/01/05      1,498,001

 12                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$5,000    New York City Ser D (MBIA Insd).................  5.200%   08/01/14   $  5,523,800
 5,000    New York City Transitional Drivers Ser 307
          (Inverse Fltg) (AMBAC Insd) (Acquired 11/06/02,
          Cost $5,439,826) (d) (h)........................  9.120    08/01/19      5,933,450
 2,285    New York St Dorm Auth Rev Mental Hlth Ser A.....  5.750    02/15/11      2,528,695
    10    New York St Dorm Auth Rev Mental Hlth Ser A
          (Prerefunded @ 02/15/07)........................  5.750    02/15/11         11,307
 2,275    New York St Dorm Auth Rev Mental Hlth Svc Fac
          Ser A...........................................  5.750    02/15/12      2,517,629
     5    New York St Dorm Auth Rev Mental Hlth Svc Fac
          Ser A (Prerefunded @ 02/15/07)..................  5.750    02/15/12          5,654
 2,500    New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg) (h).............................. 11.387    04/01/20      3,207,875
 3,000    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (Inverse Fltg) (h)..... 12.504    07/01/26      3,645,630
 2,000    New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Corp Ser A Rfdg (FGIC
          Insd)...........................................  7.200    07/01/29      2,067,400
10,725    New York St Environmental Fac Rev Fds-2nd
          Resolution......................................  5.000    06/15/20     11,488,084
 2,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser II
          (Inverse Fltg) (Acquired 11/26/01, Cost
          $2,109,732) (d) (h).............................  9.280    04/01/16      2,569,880
 3,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser II
          (Inverse Fltg) (Acquired 11/26/01, Cost
          $3,102,316) (d) (h).............................  9.280    04/01/18      3,854,820
 1,200    Port Auth NY & NJ Cons 95th Ser.................  6.125    07/15/22      1,227,240
10,000    Triborough Brdg & Tunl Auth NY Gen Ser B Rfdg...  5.000    11/15/22     10,525,200
                                                                                ------------
                                                                                  99,312,427
                                                                                ------------
          NORTH CAROLINA  1.3%
 8,700    North Carolina Muni Pwr Agy Ser A (MBIA Insd)...  5.250    01/01/19      9,505,794
                                                                                ------------

          OHIO  0.1%
 1,000    Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Part Proj Rfdg (AMBAC Insd).....................  6.375    04/01/29      1,042,270
                                                                                ------------

          OKLAHOMA  0.1%
   520    Oklahoma Hsg Fin Agy Single Family Rev Mtg Class
          B (GNMA Collateralized).........................  7.997    08/01/18        552,157
                                                                                ------------

          OREGON  2.5%
 5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd)...........................................  5.250    07/01/22      5,405,500
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen A
          Rfdg............................................  5.200    05/01/33      1,063,510
10,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)......  5.750    08/01/18     11,470,000
                                                                                ------------
                                                                                  17,939,010
                                                                                ------------

See Notes to Financial Statements                                             13

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          PENNSYLVANIA  1.6%
$5,000    Chester Cnty, PA Hlth & Ed Fac Auth Hlth Sys Rev
          (AMBAC Insd)....................................  5.650%   05/15/20   $  5,120,350
   740    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg..........  8.000    08/01/12        734,480
 5,250    Philadelphia, PA Auth Indl Ser B (FSA Insd).....  5.500    10/01/16      5,869,133
                                                                                ------------
                                                                                  11,723,963
                                                                                ------------
          RHODE ISLAND  0.5%
 1,490    Rhode Island St Econ Dev Corp Rev...............  7.250    07/01/10      1,502,233
 2,000    Rhode Island St Hlth & Ed Bldg Higher Ed Johnson
          & Wales Rfdg (XLCA Insd)........................  5.375    04/01/19      2,213,300
                                                                                ------------
                                                                                   3,715,533
                                                                                ------------
          SOUTH CAROLINA  0.1%
 1,070    Piedmont Muni Pwr Agy SC Elec Rev...............  5.000    01/01/25      1,036,349
                                                                                ------------

          SOUTH DAKOTA  0.1%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev Huron
          Regl Med Ctr....................................  7.250    04/01/20      1,023,350
                                                                                ------------

          TENNESSEE  1.1%
 4,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
          (MBIA Insd).....................................  7.750    07/01/29      5,241,200
 2,000    Springfield, TN Hlth & Ed Jesse Holman Jones
          Hosp Proj (Prerefunded @ 04/01/06)..............  8.500    04/01/24      2,311,040
                                                                                ------------
                                                                                   7,552,240
                                                                                ------------
          TEXAS  8.1%
 1,955    Bell Cnty, TX Indl Dev Corp Solid Waste Disposal
          Rev.............................................  7.600    12/01/17        682,158
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev St.
          Luke's Lutheran Hosp (Escrowed to Maturity).....  7.000    05/01/21        651,755
 4,000    Brazos River Auth TX Pollutn Ctl Rev Adj Elec Co
          Proj Ser C Rfdg.................................  5.750    05/01/36      4,337,840
    90    Coastal Wtr Auth TX Conveyance Sys Rev (Escrowed
          to Maturity) (AMBAC Insd).......................  6.250    12/15/17         90,171
 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser
          A Rfdg (FGIC Insd)..............................  5.500    11/01/31      5,199,750
 7,350    Grapevine Colleyville Indpt Sch Dist TX (PSFG
          Insd)...........................................   *       08/15/11      5,674,641
10,000    Houston, TX Hotel Occupancy Tax Convtn &
          Entertnmnt Ser B (AMBAC Insd)...................  5.750    09/01/14     11,635,600
 7,500    Lower CO River Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (FSA Insd) (Acquired 10/20/99, Cost
          $7,623,805) (d) (h)............................. 10.389    05/15/14      9,816,375
 6,250    Lower CO River Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (FSA Insd) (Acquired 10/20/99, Cost
          $6,312,134) (d) (h)............................. 10.389    05/15/15      8,143,438

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$3,250    Lower CO River Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (FSA Insd) (Acquired 10/20/99, Cost
          $3,254,875) (d) (h)............................. 10.389%   05/15/16   $  4,234,588
 2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj...................................  7.200    01/01/21      1,980,520
   500    Texas Gen Svc Cmnty Part Int Office Bldg & Land
          Acquisition Proj................................  7.000    08/01/19        507,330
   500    Texas Gen Svc Cmnty Part Int Office Bldg & Land
          Acquisition Proj................................  7.000    08/01/24        507,165
   659    Texas Gen Svc Cmnty Part Lease Purch Ctf........  7.500    02/15/13        670,637
 2,575    Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized) (h)............................. 12.552    07/02/24      2,757,696
   625    Texas St Higher Ed Coordinating Brd College
          Student Ln Rev..................................  7.849    10/01/25        625,969
                                                                                ------------
                                                                                  57,515,633
                                                                                ------------
          UTAH  2.0%
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
          (b).............................................  7.800    09/01/15        420,425
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
          (b).............................................  8.000    09/01/20        313,750
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
          (b).............................................  7.800    09/01/25        313,750
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg...  6.150    02/15/12     13,001,890
    50    Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd).......................................  7.100    07/01/14         51,869
    65    Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2
          (FHA Gtd).......................................  7.200    01/01/27         67,222
                                                                                ------------
                                                                                  14,168,906
                                                                                ------------
          VERMONT  0.1%
 1,000    Vermont Ed & Hlth Bldg Fing Agy Rev Bennington
          College Proj....................................  6.625    10/01/29      1,014,220
                                                                                ------------

          WASHINGTON  2.2%
 5,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
          Rfdg............................................  5.500    07/01/17      5,647,000
 8,000    King Cnty, WA Sch Dist No 411 (FGIC Insd).......  5.250    12/01/20      8,731,760
 1,250    Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev (FGIC Insd)...............................  7.125    07/01/16      1,618,213
                                                                                ------------
                                                                                  15,996,973
                                                                                ------------
          WEST VIRGINIA  0.8%
 1,500    West Virginia St Hosp Fin Auth Hosp Rev Bears &
          Bulls WV Univ Med Corp Rfdg (MBIA Insd).........  6.100    01/01/18      1,505,310
 4,000    West Virginia St Hosp Fin Auth Hosp Rev Bears &
          Bulls WV Univ Med Corp Rfdg (MBIA Insd).........  6.100    01/01/18      4,014,320
                                                                                ------------
                                                                                   5,519,630
                                                                                ------------

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                      COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------
          WISCONSIN  0.0%
$   75    Wisconsin St Hlth & Ed Fac Auth Rev Hess Mem
          Hosp Assn (ACA Insd)............................  7.200%   11/01/05   $     78,530
                                                                                ------------

TOTAL INVESTMENTS  98.9%
  (Cost $663,162,372)........................................................    704,221,742
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..................................      7,777,654
                                                                                ------------

NET ASSETS  100.0%...........................................................   $711,999,396
                                                                                ============

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) Non-income producing security.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 12.1% of net assets.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Payment-in-kind security.

(h) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

PSFG--Permanent School Fund Guaranty

XLCA--XL Capital Assurance Inc.

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $663,162,372).......................  $704,221,742
Receivables:
  Interest..................................................     9,935,151
  Investments Sold..........................................       580,029
  Fund Shares Sold..........................................       379,171
Other.......................................................       180,165
                                                              ------------
    Total Assets............................................   715,296,258
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       965,378
  Income Distributions......................................       801,484
  Distributor and Affiliates................................       477,560
  Investment Advisory Fee...................................       297,715
  Variation Margin on Futures...............................       262,484
  Custodian Bank............................................        87,198
Trustees' Deferred Compensation and Retirement Plans........       233,198
Accrued Expenses............................................       171,845
                                                              ------------
    Total Liabilities.......................................     3,296,862
                                                              ------------
NET ASSETS..................................................  $711,999,396
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $703,271,454
Net Unrealized Appreciation.................................    39,888,552
Accumulated Undistributed Net Investment Income.............       560,697
Accumulated Net Realized Loss...............................   (31,721,307)
                                                              ------------
NET ASSETS..................................................  $711,999,396
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $639,511,914 and 42,814,834 shares of
    beneficial interest issued and outstanding).............  $      14.94
    Maximum sales charge (4.75%* of offering price).........           .75
                                                              ------------
    Maximum offering price to public........................  $      15.69
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,421,285 and 3,715,136 shares of
    beneficial interest issued and outstanding).............  $      14.92
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,066,197 and 1,145,558 shares of
    beneficial interest issued and outstanding).............  $      14.90
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
  Interest..................................................  $19,251,527
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,754,459
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $807,323, $284,565 and $85,987,
  respectively).............................................    1,177,875
Shareholder Services........................................      234,265
Legal.......................................................      234,256
Custody.....................................................       26,781
Trustees' Fees and Related Expenses.........................       13,501
Other.......................................................      204,202
                                                              -----------
  Total Expenses............................................    3,645,339
  Less Credits Earned on Cash Balances......................          529
                                                              -----------
  Net Expenses..............................................    3,644,810
                                                              -----------
NET INVESTMENT INCOME.......................................  $15,606,717
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,369,967)
  Futures...................................................   (1,418,973)
                                                              -----------
Net Realized Loss...........................................   (4,788,940)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   30,747,521
  End of the Period:
    Investments.............................................   41,059,370
    Futures.................................................   (1,170,818)
                                                              -----------
                                                               39,888,552
                                                              -----------
Net Unrealized Appreciation During the Period...............    9,141,031
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,352,091
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,958,808
                                                              ===========

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2004     SEPTEMBER 30, 2003
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 15,606,717        $  33,414,534
Net Realized Gain/Loss...............................      (4,788,940)          11,327,363
Net Unrealized Appreciation/Depreciation During the
  Period.............................................       9,141,031          (21,838,216)
                                                         ------------        -------------
Change in Net Assets from Operations.................      19,958,808           22,903,681
                                                         ------------        -------------

Distributions from Net Investment Income:
  Class A Shares.....................................     (13,877,227)         (30,423,796)
  Class B Shares.....................................      (1,001,321)          (2,325,118)
  Class C Shares.....................................        (303,276)            (700,757)
                                                         ------------        -------------
Total Distributions..................................     (15,181,824)         (33,449,671)
                                                         ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       4,776,984          (10,545,990)
                                                         ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      24,263,731          127,051,831
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      10,199,179           22,094,872
Cost of Shares Repurchased...........................     (61,109,535)        (184,959,736)
                                                         ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (26,646,625)         (35,813,033)
                                                         ------------        -------------
TOTAL DECREASE IN NET ASSETS.........................     (21,869,641)         (46,359,023)
NET ASSETS:
Beginning of the Period..............................     733,869,037          780,228,060
                                                         ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $560,697 and
  $135,804, respectively)............................    $711,999,396        $ 733,869,037
                                                         ============        =============

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                    YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                    MARCH 31,     --------------------------------------------------
                                   2004 (a)     2003 (a)    2002 (c)     2001      2000      1999
                                  ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $14.84       $15.03      $14.56     $14.06    $14.50    $15.99
                                    ------       ------      ------     ------    ------    ------
  Net Investment Income..........      .33          .67         .71        .74       .79       .82
  Net Realized and Unrealized
    Gain/Loss....................      .09         (.19)        .46        .49      (.42)    (1.46)
                                    ------       ------      ------     ------    ------    ------
Total from Investment
  Operations.....................      .42          .48        1.17       1.23       .37      (.64)
Less Distributions from Net
  Investment Income..............      .32          .67         .70        .73       .81       .85
                                    ------       ------      ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $14.94       $14.84      $15.03     $14.56    $14.06    $14.50
                                    ======       ======      ======     ======    ======    ======

Total Return (b).................    2.84%*       3.31%       8.35%      8.93%     2.69%    -4.25%
Net Assets at End of the Period
  (In millions)..................   $639.5       $658.5      $696.4     $701.5    $688.3    $777.5
Ratio of Expenses to Average Net
  Assets.........................     .93%         .88%        .87%       .83%      .89%      .88%
Ratio of Interest Expense to
  Average Net Assets.............      N/A          N/A         N/A        N/A      .01%      .17%
Ratio of Net Investment Income to
  Average Net Assets.............    4.38%        4.53%       4.89%      5.16%     5.58%     5.34%
Portfolio Turnover...............       5%*         46%         49%        31%       45%      116%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.89%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A=Not Applicable.

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                    MARCH 31,    -----------------------------------------------
                                   2004 (a)    2003 (a)   2002 (c)    2001     2000     1999
                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $14.82      $15.02     $14.54    $14.05   $14.49   $ 15.98
                                    ------      ------     ------    ------   ------   -------
  Net Investment Income..........      .27         .56        .60       .63      .68       .71
  Net Realized and Unrealized
    Gain/Loss....................      .09        (.20)       .48       .48     (.42)    (1.47)
                                    ------      ------     ------    ------   ------   -------
Total from Investment
  Operations.....................      .36         .36       1.08      1.11      .26      (.76)
Less Distributions from Net
  Investment Income..............      .26         .56        .60       .62      .70       .73
                                    ------      ------     ------    ------   ------   -------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $14.92      $14.82     $15.02    $14.54   $14.05   $ 14.49
                                    ======      ======     ======    ======   ======   =======

Total Return (b).................    2.46%*      2.48%      7.64%     8.06%    1.90%    -4.95%
Net Assets at End of the Period
  (In millions)..................   $ 55.4      $ 58.4     $ 65.0    $ 66.6   $ 69.5   $ 106.6
Ratio of Expenses to Average Net
  Assets.........................    1.68%       1.63%      1.62%     1.59%    1.67%     1.63%
Ratio of Interest Expense to
  Average Net Assets.............      N/A         N/A        N/A       N/A     .01%      .17%
Ratio of Net Investment Income to
  Average Net Assets.............    3.63%       3.78%      4.13%     4.40%    4.86%     4.57%
Portfolio Turnover...............       5%*        46%        49%       31%      45%      116%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A=Not Applicable.

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                    YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                    MARCH 31,     --------------------------------------------------
                                   2004 (a)     2003 (a)    2002 (c)     2001      2000      1999
                                  ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $14.80       $15.00      $14.52     $14.04    $14.48    $15.96
                                    ------       ------      ------     ------    ------    ------
  Net Investment Income..........      .27          .56         .60        .63       .68       .70
  Net Realized and Unrealized
    Gain/Loss....................      .09         (.20)        .48        .47      (.42)    (1.45)
                                    ------       ------      ------     ------    ------    ------
Total from Investment
  Operations.....................      .36          .36        1.08       1.10       .26      (.75)
Less Distributions from Net
  Investment Income..............      .26          .56         .60        .62       .70       .73
                                    ------       ------      ------     ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $14.90       $14.80      $15.00     $14.52    $14.04    $14.48
                                    ======       ======      ======     ======    ======    ======

Total Return (b).................    2.47%*       2.48%       7.65%      8.00%     1.91%    -4.90%
Net Assets at End of the Period
  (In millions)..................   $ 17.1       $ 17.0      $ 18.8     $ 17.4    $ 13.8    $ 17.5
Ratio of Expenses to Average Net
  Assets.........................    1.68%        1.63%       1.62%      1.62%     1.66%     1.63%
Ratio of Interest Expense to
  Average Net Assets.............      N/A          N/A         N/A        N/A      .01%      .17%
Ratio of Net Investment Income to
  Average Net Assets.............    3.63%        3.78%       4.13%      4.37%     4.84%     4.55%
Portfolio Turnover...............       5%*         46%         49%        31%       45%      116%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A=Not Applicable.

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $28,396,676 which will expire between September 30, 2008 and September 30, 2010.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $662,914,635
                                                              ============
Gross tax unrealized appreciation...........................  $ 56,707,456
Gross tax unrealized depreciation...........................   (15,400,349)
                                                              ------------
Net tax unrealized appreciation investments.................  $ 41,307,107
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

                                                                2003
Distribution paid from:
  Ordinary Income...........................................  $239,149
  Long-term capital gain....................................        --
                                                              --------
                                                              $239,149
                                                              ========

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $141,325

F. EXPENSE REDUCTIONS During the six months ended March 31, 2004, the Fund's custody fee was reduced by $529 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $15,500 representing legal services provided by Skadden, Arps, Slate,

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $53,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS) an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $182,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $156,700 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $628,396,348, $57,332,238 and $17,542,868 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,424,459    $ 21,208,426
  Class B...................................................      99,672       1,484,724
  Class C...................................................     106,317       1,570,581
                                                              ----------    ------------
Total Sales.................................................   1,630,448    $ 24,263,731
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     629,679    $  9,380,991
  Class B...................................................      41,277         614,088
  Class C...................................................      13,734         204,100
                                                              ----------    ------------
Total Dividend Reinvestment.................................     684,690    $ 10,199,179
                                                              ==========    ============
Repurchases:
  Class A...................................................  (3,612,271)   $(53,839,317)
  Class B...................................................    (364,434)     (5,432,006)
  Class C...................................................    (123,590)     (1,838,212)
                                                              ----------    ------------
Total Repurchases...........................................  (4,100,295)   $(61,109,535)
                                                              ==========    ============

    At September 30, 2003, capital aggregated $651,646,248, $60,665,432 and
$17,606,399 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    7,801,000    $ 114,651,871
  Class B...................................................      503,655        7,411,147
  Class C...................................................      338,633        4,988,813
                                                              -----------    -------------
Total Sales.................................................    8,643,288    $ 127,051,831
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,375,257    $  20,229,463
  Class B...................................................       96,732        1,421,035
  Class C...................................................       30,289          444,374
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,502,278    $  22,094,872
                                                              ===========    =============
Repurchases:
  Class A...................................................  (11,127,622)   $(163,537,726)
  Class B...................................................     (988,417)     (14,485,338)
  Class C...................................................     (474,542)      (6,936,672)
                                                              -----------    -------------
Total Repurchases...........................................  (12,590,581)   $(184,959,736)
                                                              ===========    =============

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and year ended September 30, 2003, 22,388 and 155,348 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and year ended September 30, 2003, 2,500 and 0 Class C Shares automatically convert to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares.

    Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the six months ended March 31, 2004, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $39,700 and CDSC on redeemed shares of approximately $28,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,048,795 and $45,997,684, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

FUTURES CONTRACT A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2003...........................     276
Futures Opened..............................................     885
Futures Closed..............................................    (537)
                                                                ----
Outstanding at March 31, 2004...............................     624
                                                                ====

    The futures contracts outstanding as of March 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures June 2004 (Current
  Notional Value of $115,406 per contract)..................     109       $  (259,337)
U.S. Treasury Notes 5-Year Futures June 2004 (Current
  Notional Value of $113,563 per contract)..................     515          (911,481)
                                                                 ---       -----------
                                                                 624       $(1,170,818)
                                                                 ===       ===========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,928,300 and $182,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the six months ended March 31, 2004, are payments retained by Van Kampen of approximately $35,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $234,800.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 30

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 49, 349, 549
                                                 MIF SAR 5/04 RN04-00365P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 3/31/04

                              A SHARES               B SHARES               C SHARES
                           since 5/28/1993        since 5/28/1993       since 10/19/1993
------------------------------------------------------------------------------------------
                                      W/MAX.                 W/MAX.                 W/MAX.
                                      3.25%                  3.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS             CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception            5.71%       5.38%      5.29%       5.29%      4.45%      4.45%

10-year                    5.84        5.50       5.38        5.38       5.08       5.08

5-year                     4.74        4.05       4.08        4.08       3.99       3.99

1-year                     4.68        1.28       3.90        0.90       3.92       2.92

6-month                    2.35       -0.96       2.06       -0.94       2.07       1.07
------------------------------------------------------------------------------------------

30-Day SEC Subsidized
Yield                           2.60%                  1.93%                  1.94%

30-Day SEC Yield                2.50                   1.83                   1.84
------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, a contingent deferred sales charge of 3.00 percent for Class B shares (in year one and declining to zero after year four), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The subsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen Intermediate Term Municipal Income Fund is managed by the adviser's Municipal Fixed Income team, which includes Timothy D. Haney, Vice President.(1)

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust with Gross Domestic Product growth topping 4% in both quarters. While this strength in output has historically triggered fears of rising interest rates, yields remained persistently low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

In keeping with the general trend for calendar 2003, the six months under review saw high levels of issuance as municipalities sought to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt.

Low interest rates also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

PERFORMANCE ANALYSIS

The fund returned 2.35 percent for the six months ended March 31, 2004 (Class A shares, unadjusted for sales charge), underperforming its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.) The period saw a flattening of the yield curve, as short rates rose slightly and long rates declined. As a result, bonds in the longest segment of the yield curve performed most strongly. The fund's investment strategy is focused on the more conservative, intermediate-maturity portion of the yield curve, limiting the fund's ability to participate in this trend. This was the key driver of the fund's underperformance relative to its benchmark index, which is broader and includes a significant weighting of more-volatile, long-maturity bonds.

The most significant change in the fund's portfolio was in its aggregate credit quality. With interest rates at such low levels, we focused our purchases on well-researched securities in the middle tiers of the investment-grade market that our analysis indicated offered the most attractive return potential. As a result of this activity, the fund's holdings of securities rated A and AA climbed by 10 percent, while its holdings of AAA rated bonds declined.

Our interest-rate strategy during the period was driven by our assessment of the economy and interest rates. With yields at such low levels, we believed that the next movement in interest rates was likely to be upward. This led us to position the portfolio defensively by purchasing securities with attractive total-return potential that are likely to perform well in the event of rising interest rates. Many of these securities were intermediate bonds with premium coupons and attractive structural characteristics. At the same time, we de-emphasized the five- to 10-year portion of the curve, which our analysis showed was likely to suffer most in a rising interest-rate environment.

We also maintained the portfolio's diversification over the reporting period. The fund's holdings were spread across the full spectrum of municipal-bond market sectors in order to limit the risk of over-concentration in any one segment. At the end of the period, the portfolio's largest sector weightings were general purpose at 16.2 percent, followed by public building at 14.0 percent and public education at 13.1 percent.

We will continue to scour state and local markets across the country for attractive investment opportunities.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

----------------------------------------------------------
                                    LEHMAN BROTHERS
                                     MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C        INDEX

       2.35%     2.06%     2.07%         3.12%
----------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

TOP 5 SECTORS AS OF 3/31/04                 RATINGS ALLOCATION AS OF 3/31/04
General Purpose               16.2%         AAA/Aaa                        65.4%
Public Building               14.0          AA/Aa                          10.4
Public Education              13.1          A/A                            13.3
Retail Elec/Gas/Telephone     10.2          BBB/Baa                         4.2
Airport                        8.5          B/B                             0.1
                                            Non-Rated                       6.6
TOP 5 STATES AS OF 3/31/04
Missouri                       8.4%
California                     8.1
Ohio                           6.1
Pennsylvania                   6.1
Florida                        5.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's, Moody's and Fitch's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
 4

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.0%
          ALABAMA 1.4%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA Insd)... 5.400%   12/01/15   $  1,377,571
   305    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................... 7.500    12/01/08        342,558
                                                                               ------------
                                                                                  1,720,129
                                                                               ------------
          ARIZONA  0.6%
    30    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev Christian Care Mesa Inc Proj A.............. 7.250    04/01/05         30,446
   675    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)..... 7.250    07/15/10        709,492
                                                                               ------------
                                                                                    739,938
                                                                               ------------
          ARKANSAS  0.9%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A........... 5.500    08/01/06      1,093,000
                                                                               ------------

          CALIFORNIA  7.9%
   175    California Edl Fac Auth Rev Pacific Grad Sch.... 6.950    11/01/07        186,366
 1,000    California St (AMBAC Insd) (a).................. 6.400    09/01/08      1,175,280
 1,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)........................................... 5.375    05/01/18      1,662,510
 3,000    Los Angeles, CA Uni Sch Dist Elec of 1997 Ser F
          (FSA Insd)...................................... 5.000    07/01/17      3,279,630
 1,715    Modesto, CA Irr Dist Ctfs Partn Cap Impts Ser A
          Rfdg (MBIA Insd)................................ 5.000    07/01/16      1,879,057
 1,100    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd)........................................... 5.250    07/01/20      1,203,147
                                                                               ------------
                                                                                  9,385,990
                                                                               ------------
          COLORADO  5.0%
 1,750    Adams & Arapahoe Cntys, CO Sch Dist 28 Ser C.... 5.200    12/01/11      1,928,972
 1,000    Boulder Cnty, CO Dev Rev Univ Corp for
          Atmospheric Resh (AMBAC Insd)................... 5.000    09/01/19      1,076,570
   210    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
          Ter Ser A....................................... 6.800    07/01/09        213,202
 1,560    Colorado Springs, CO Utils Rev Sys Sub Lien Impt
          Ser A........................................... 5.000    11/15/19      1,678,997
 1,000    Denver, CO City & Cnty Arpt Rev Ser A........... 7.400    11/15/04      1,034,060
                                                                               ------------
                                                                                  5,931,801
                                                                               ------------
          CONNECTICUT  4.5%
   145    Mashantucket Western Pequot Tribe, 144A--Private
          Placement (Escrowed to Maturity) (b)............ 6.500    09/01/06        161,924
   565    New Britain, CT................................. 5.000    04/15/04        565,847
   560    New Britain, CT................................. 5.000    04/15/05        582,310
   305    New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal
          Energies........................................ 7.250    07/01/09        299,123
 1,000    New Haven, CT Ser B Rfdg (FGIC Insd)............ 5.250    11/01/11      1,150,180

 6                                             See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CONNECTICUT (CONTINUED)
$1,250    New Haven, CT Ser B Rfdg (FGIC Insd)............ 5.375%   11/01/12   $  1,446,612
 1,000    Regional Sch Dist No 16 CT Rfdg (AMBAC Insd).... 5.000    03/15/13      1,135,430
                                                                               ------------
                                                                                  5,341,426
                                                                               ------------
          DISTRICT OF COLUMBIA  0.9%
 1,000    District of Columbia Rev Friendship Pub Charter
          Sch Inc (ACA Insd).............................. 5.000    06/01/13      1,078,920
                                                                               ------------

          FLORIDA  5.7%
 2,000    Broward Cnty, FL Arpt Sys Rev Ser E Rfdg (MBIA
          Insd) (a)....................................... 5.375    10/01/13      2,191,700
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts Ser
          B-1 (AMBAC Insd)................................ 6.750    08/01/14      1,193,091
   500    Highlands Cnty, FL Hlth Facs Hosp Adventist
          Health.......................................... 3.350    11/15/32        511,205
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg........................... 8.125    12/01/07        193,741
   115    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg....................... 8.125    07/01/06        118,448
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg....................... 8.625    07/01/20        261,643
 1,825    Orange Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
          Insd)........................................... 5.250    08/01/14      2,069,824
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
          Rfdg (Escrowed to Maturity)..................... 7.125    11/01/06        324,579
                                                                               ------------
                                                                                  6,864,231
                                                                               ------------
          GEORGIA  1.5%
 1,355    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
          North Hill Apts Proj Rfdg (FNMA Collateralized)
          (Variable Rate Coupon).......................... 6.625    01/01/25      1,397,764
   360    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj (Escrowed to
          Maturity)....................................... 6.000    10/01/08        395,582
                                                                               ------------
                                                                                  1,793,346
                                                                               ------------
          ILLINOIS  3.3%
   150    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg....................................... 7.000    01/01/06        154,205
 1,325    Bedford Park, IL Wtr Rev Ser B (ACA Insd)....... 6.000    12/15/08      1,474,407
   125    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A................................ 7.375    01/01/05        125,956
   250    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A..................................... 6.500    12/01/05        265,830
   545    Clay Cnty, IL Hosp Rev.......................... 5.500    12/01/10        540,166
   135    Huntley, IL Spl Svc Area No 7 Spl Tax........... 6.000    03/01/09        144,432

See Notes to Financial Statements                                              7

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$  225    Peoria, IL Spl Tax Weaverridge Spl Svc Area..... 7.625%   02/01/08   $    237,447
 1,000    Round Lake Beach, IL Tax........................ 4.650    12/15/13      1,032,090
                                                                               ------------
                                                                                  3,974,533
                                                                               ------------
          INDIANA  2.3%
 1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd).................................... 5.500    01/01/18      1,113,830
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser B
          (Prerefunded @ 02/01/07)........................ 6.000    02/01/12      1,588,622
                                                                               ------------
                                                                                  2,702,452
                                                                               ------------
          KANSAS  2.3%
   500    Burlington, KS Envrn Impt Rev................... 4.750    09/01/15        534,910
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka............ 5.000    02/01/20      1,061,450
   320    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA Insd).... 5.000    05/01/11        361,040
   710    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA Insd).... 5.000    05/01/12        789,548
                                                                               ------------
                                                                                  2,746,948
                                                                               ------------
          KENTUCKY  0.9%
 1,000    Louisville & Jefferson Cnty, KY Ser C (FSA
          Insd)........................................... 5.500    07/01/17      1,099,130
                                                                               ------------

          LOUISIANA  1.2%
   235    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A................................ 7.200    01/01/06        234,394
 1,065    Louisiana Loc Govt Envir Pkg Facs Garage Proj
          Ser A (AMBAC Insd).............................. 5.000    10/01/12      1,182,182
                                                                               ------------
                                                                                  1,416,576
                                                                               ------------
          MARYLAND  0.6%
   625    Maryland St Economic Dev Corp Univ MD College
          Park Proj....................................... 5.750    06/01/13        692,269
                                                                               ------------

          MASSACHUSETTS  0.3%
    95    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj............................... 7.250    07/01/06         94,752
   295    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/1998, Cost $295,000)
          (c)............................................. 6.200    06/01/08        286,976
                                                                               ------------
                                                                                    381,728
                                                                               ------------
          MICHIGAN  3.3%
 1,000    Brighton, MI Area Sch Dist Rfdg................. 5.250    05/01/18      1,106,020
 1,000    Brighton, MI Area Sch Dist Rfdg................. 5.250    05/01/20      1,093,190
   335    John Tolfree Hlth Sys Corp MI Mtg Rev Rfdg...... 5.450    09/15/06        344,273
 1,000    Michigan Higher Ed Facs Auth Ltd Oblig Kalamazoo
          College Proj Rfdg............................... 5.250    12/01/16      1,078,950
   250    Michigan St Strategic Fd Ltd Oblig Rev United
          Waste Sys Proj.................................. 5.200    04/01/10        270,153
                                                                               ------------
                                                                                  3,892,586
                                                                               ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MINNESOTA  0.5%
$  480    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
          Hsg Rev Affordable Hsg View Pointe Proj......... 6.000%   11/01/09   $    474,163
   130    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj....................................... 7.000    11/01/06        131,482
                                                                               ------------
                                                                                    605,645
                                                                               ------------
          MISSOURI  8.1%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)........................................... 7.000    09/01/12      1,546,545
 1,350    Kansas City, MO Indl Dev Auth Plaza Lib Proj.... 6.000    03/01/16      1,405,701
 1,000    Macon, MO Ctfs Partn (MBIA Insd)................ 5.250    08/01/17      1,099,840
 2,125    O' Fallon, MO Ctfs Partn (MBIA Insd)............ 5.375    02/01/18      2,347,828
 2,000    St. Charles, MO Ctfs Partn Ser B................ 5.500    05/01/18      2,136,160
 1,000    St. Louis, MO Arpt Rev Arpt Dev Prog Ser A (MBIA
          Insd)........................................... 5.500    07/01/09      1,137,470
                                                                               ------------
                                                                                  9,673,544
                                                                               ------------
          MONTANA  0.4%
   400    Crow Fin Auth, MT Tribal Purp Rev (Acquired
          12/11/1997, Cost $400,000) (c).................. 5.400    10/01/07        429,140
                                                                               ------------

          NEBRASKA  2.4%
 1,545    Nebraska Pub Pwr Dist Rev Ser B (AMBAC Insd).... 5.000    01/01/15      1,698,125
 1,100    Omaha, NE Rfdg.................................. 5.000    11/01/16      1,208,988
                                                                               ------------
                                                                                  2,907,113
                                                                               ------------
          NEW JERSEY  4.5%
   500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
          Marine Terminal A (d) (e) (f)................... 7.375    06/01/07         31,000
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (FGIC Insd)............... 5.750    10/01/30      1,584,058
   460    Middlesex Cnty, NJ Impt Auth Street Student Hsg
          Proj Ser A...................................... 2.500    08/15/06        465,308
   400    New Jersey Econ Dev Auth First Mtg Winchester
          Ser A Rfdg...................................... 3.000    11/01/06        402,848
   130    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
          Proj Ser A (Escrowed to Maturity)............... 8.000    05/15/04        131,096
   800    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)................... 7.000    07/01/06        893,656
   670    New Jersey St Edl Facs Auth Fairleigh Dickinson
          Univ Ser D (ACA Insd)........................... 5.000    07/01/05        699,473
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............... 5.500    02/15/16        515,369
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............... 5.600    02/15/17        643,038
                                                                               ------------
                                                                                  5,365,846
                                                                               ------------

See Notes to Financial Statements                                              9

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW MEXICO  1.5%
$1,000    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/2003, Cost $1,020,034) (c)................ 5.500%   09/01/23   $  1,055,550
   700    Jicarilla, NM Apache Nation Ser A (Acquired
          10/23/2003, Cost $726,360) (c).................. 4.000    09/01/08        735,280
                                                                               ------------
                                                                                  1,790,830
                                                                               ------------
          NEW YORK  5.5%
   285    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
          Rev Woodcrest Estates Fac Ser A................. 5.875    12/01/09        297,395
 1,000    Long Island Pwr Auth NY Elec Gen Ser C.......... 5.500    09/01/17      1,103,080
 1,000    Metropolitan Trans Auth NY Svc Contract Ser B
          (MBIA Insd)..................................... 5.500    07/01/14      1,174,250
   265    New Jersey Economic Dev Auth First Mtg
          Winchester Ser A Rfdg........................... 2.600    11/01/05        266,065
   500    New York City Ser A............................. 7.000    08/01/07        560,645
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)..... 6.200    08/15/05      1,064,350
     5    Niagara Falls, NY Pub Impt (MBIA Insd).......... 6.900    03/01/20          5,123
 1,000    Tobacco Settlement Fin Corp Asset Backed Ser
          C............................................... 5.250    06/01/13      1,078,320
 1,000    United Nations Dev Corp NY Rev Ser A Rfdg....... 5.250    07/01/19      1,035,840
                                                                               ------------
                                                                                  6,585,068
                                                                               ------------
          NORTH CAROLINA  3.4%
 1,040    Buncombe Cnty, NC Met Swr Dist Rfdg (MBIA
          Insd)........................................... 5.000    07/01/18      1,126,798
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev Ser
          D............................................... 6.450    01/01/14        718,257
 1,000    North Carolina Infrastructure Correctional Fac
          Proj............................................ 5.000    10/01/16      1,095,360
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA Insd)... 5.250    01/01/19      1,092,620
                                                                               ------------
                                                                                  4,033,035
                                                                               ------------
          OHIO  5.9%
 2,130    Akron, OH Impt (FGIC Insd)...................... 5.000    12/01/18      2,314,394
   500    Athens Cnty, OH Hosp Facs Rev & Impt O' Bleness
          Mem Ser A Rfdg.................................. 6.250    11/15/13        516,040
   110    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev-Port Cleveland Bd Fd Ser B.................. 6.500    05/15/05        110,319
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj............................................ 6.000    04/01/09        469,105
 1,160    Sugarcreek, OH Loc Sch Dist Sch Impt Rfdg (MBIA
          Insd)........................................... 5.250    12/01/18      1,291,474
 1,210    Toledo, OH Swr Sys Rev (AMBAC Insd)............. 5.000    11/15/18      1,314,363
 1,000    University of Cincinnati Gen Ser C (FGIC
          Insd)........................................... 5.000    06/01/18      1,082,840
                                                                               ------------
                                                                                  7,098,535
                                                                               ------------
          OKLAHOMA  1.4%
 1,500    University of Oklahoma Rev Multiple Fac (MBIA
          Insd)........................................... 5.000    06/01/19      1,620,960
                                                                               ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OREGON  3.3%
$2,575    Emerald Peoples Util Dist OR Ser A Rfdg (FSA
          Insd)........................................... 5.250%   11/01/16   $  2,888,970
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen A
          Rfdg............................................ 5.200    05/01/33      1,063,510
                                                                               ------------
                                                                                  3,952,480
                                                                               ------------
          PENNSYLVANIA  5.9%
 1,320    Canon McMillan Sch Dist PA Ser A Rfdg (MBIA
          Insd)........................................... 5.000    12/15/15      1,465,042
   900    Philadelphia, PA Gas Wks Rev Third Ser (FSA
          Insd)........................................... 5.000    08/01/10      1,012,752
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans A (FGIC Insd)............................. 5.500    04/15/16      2,269,000
 2,070    York Cnty, PA Sch Technology (FGIC Insd)........ 5.375    02/15/16      2,315,978
                                                                               ------------
                                                                                  7,062,772
                                                                               ------------
          RHODE ISLAND  2.5%
 1,835    Rhode Island St Cons Cap Dev Ln Ser A
          (Prerefunded @ 08/01/04)........................ 5.000    08/01/12      1,877,627
 1,000    Rhode Island St Econ Dev Grant Antic RI Dept
          Trans Ser A (FSA Insd).......................... 5.000    06/15/15      1,106,760
                                                                               ------------
                                                                                  2,984,387
                                                                               ------------
          SOUTH CAROLINA  1.9%
 1,020    Berkeley Cnty, SC Impt & Rfdg (FSA Insd)........ 5.000    09/01/17      1,113,993
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser A
          Rfdg (MBIA Insd)................................ 5.000    04/01/14      1,167,975
                                                                               ------------
                                                                                  2,281,968
                                                                               ------------
          TENNESSEE  1.6%
 1,050    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)...........................................   *      06/01/15        668,094
 1,105    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)........................................... 5.750    12/01/11      1,303,646
                                                                               ------------
                                                                                  1,971,740
                                                                               ------------
          TEXAS  1.6%
 1,000    Austin, TX Util Sys Rev Comb Ser A Rfdg (MBIA
          Insd)........................................... 5.375    11/15/05      1,018,300
   500    Brazos River Auth TX Pollutn Ctl Rev Elec Proj
          Ser C Rfdg (Variable Rate Coupon)............... 5.750    05/01/36        542,230
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Arpt Proj Ser A................ 7.500    02/01/10        302,199
                                                                               ------------
                                                                                  1,862,729
                                                                               ------------
          UTAH  0.1%
   110    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser A
          (FHA/VA Gtd).................................... 7.150    07/01/12        114,114
                                                                               ------------

          VIRGINIA  1.4%
   500    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
          Fac Ser A (Acquired 04/15/1997, Cost $511,382)
          (c)............................................. 7.450    01/01/09        496,850
 1,000    Portsmouth, VA Rfdg (FSA Insd).................. 5.000    07/01/15      1,120,430
                                                                               ------------
                                                                                  1,617,280
                                                                               ------------

See Notes to Financial Statements                                             11

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          WEST VIRGINIA  1.3%
$1,500    West Virginia St Hosp Fin Auth (MBIA Insd)...... 6.100%   01/01/18   $  1,505,310
                                                                               ------------

          WISCONSIN  1.2%
 1,415    Milwaukee Cnty, WI Arpt Rev Ser A (AMBAC
          Insd)........................................... 5.000    12/01/17      1,488,424
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $111,667,680).......................................................    115,805,923
SHORT-TERM INVESTMENT  0.8%
  (Cost $1,000,000).........................................................      1,000,000
                                                                               ------------
TOTAL INVESTMENTS  97.8%
  (Cost $112,667,680).......................................................    116,805,923
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%.................................      2,645,263
                                                                               ------------

NET ASSETS  100.0%..........................................................   $119,451,186
                                                                               ============

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.5% of net assets.

(d) Non-income producing security.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Security is in default.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

 12                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $112,667,680).......................  $116,805,923
Cash........................................................        17,495
Receivables:
  Interest..................................................     1,672,788
  Fund Shares Sold..........................................     1,103,468
  Investments Sold..........................................       365,000
Other.......................................................       115,319
                                                              ------------
    Total Assets............................................   120,079,993
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       139,077
  Distributor and Affiliates................................        86,343
  Income Distributions......................................        81,195
  Variation Margin on Futures...............................        54,734
  Investment Advisory Fee...................................        40,602
Trustees' Deferred Compensation and Retirement Plans........       155,009
Accrued Expenses............................................        71,847
                                                              ------------
    Total Liabilities.......................................       628,807
                                                              ------------
NET ASSETS..................................................  $119,451,186
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $115,468,688
Net Unrealized Appreciation.................................     3,894,145
Accumulated Undistributed Net Investment Income.............        46,484
Accumulated Net Realized Gain...............................        41,869
                                                              ------------
NET ASSETS..................................................  $119,451,186
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $75,345,452 and 7,005,878 shares of
    beneficial interest issued and outstanding).............  $      10.75
    Maximum sales charge (3.25%* of offering price).........           .36
                                                              ------------
    Maximum offering price to public........................  $      11.11
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $22,588,629 and 2,095,767 shares of
    beneficial interest issued and outstanding).............  $      10.78
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,517,105 and 2,005,722 shares of
    beneficial interest issued and outstanding).............  $      10.73
                                                              ============

*   On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             13

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,600,888
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $92,560, $117,434 and $105,859,
  respectively).............................................     315,853
Investment Advisory Fee.....................................     296,981
Legal.......................................................      13,542
Trustees' Fees and Related Expenses.........................       9,298
Custody.....................................................       5,619
Other.......................................................     130,358
                                                              ----------
    Total Expenses..........................................     771,651
    Investment Advisory Fee Reduction.......................      59,396
    Less Credits Earned on Cash Balances....................         260
                                                              ----------
    Net Expenses............................................     711,995
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,888,893
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  689,426
  Futures...................................................    (830,503)
                                                              ----------
Net Realized Loss...........................................    (141,077)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,900,450
  End of the Period:
    Investments.............................................   4,138,243
    Futures.................................................    (244,098)
                                                              ----------
                                                               3,894,145
                                                              ----------
Net Unrealized Appreciation During the Period...............     993,695
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  852,618
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,741,511
                                                              ==========

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE             FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         MARCH 31, 2004    SEPTEMBER 30, 2003
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  1,888,893        $  3,398,661
Net Realized Gain/Loss................................        (141,077)          1,078,053
Net Unrealized Appreciation/Depreciation During the
  Period..............................................         993,695          (1,143,711)
                                                          ------------        ------------
Change in Net Assets from Operations..................       2,741,511           3,333,003
                                                          ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................      (1,259,282)         (2,298,933)
  Class B Shares......................................        (311,065)           (666,166)
  Class C Shares......................................        (281,477)           (558,258)
                                                          ------------        ------------
                                                            (1,851,824)         (3,523,357)
                                                          ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares......................................        (559,168)           (246,892)
  Class B Shares......................................        (168,772)            (92,417)
  Class C Shares......................................        (151,088)            (78,490)
                                                          ------------        ------------
                                                              (879,028)           (417,799)
                                                          ------------        ------------
Total Distributions...................................      (2,730,852)         (3,941,156)
                                                          ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...          10,659            (608,153)
                                                          ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      22,098,618          65,586,619
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       1,987,895           2,827,927
Cost of Shares Repurchased............................     (20,121,564)        (36,079,223)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       3,964,949          32,335,323
                                                          ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................       3,975,608          31,727,170
NET ASSETS:
Beginning of the Period...............................     115,475,578          83,748,408
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $46,484 and $9,415,
  respectively).......................................    $119,451,186        $115,475,578
                                                          ============        ============

See Notes to Financial Statements                                             15

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                       MARCH 31,    --------------------------------------------
                                        2004       2003    2002 (b)    2001     2000     1999
                                     ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $10.76     $10.86    $10.42    $10.14   $10.22   $10.73
                                       ------     ------    ------    ------   ------   ------
  Net Investment Income............       .18        .38       .42       .49      .46      .47
  Net Realized and Unrealized
    Gain/Loss......................       .07       (.03)      .44       .23     (.05)    (.48)
                                       ------     ------    ------    ------   ------   ------
Total from Investment Operations...       .25        .35       .86       .72      .41     (.01)
                                       ------     ------    ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income.........................       .18        .40       .42       .43      .49      .50
  Distributions from Net Realized
    Gain...........................       .08        .05       -0-       .01      -0-      -0-
                                       ------     ------    ------    ------   ------   ------
Total Distributions................       .26        .45       .42       .44      .49      .50
                                       ------     ------    ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $10.75     $10.76    $10.86    $10.42   $10.14   $10.22
                                       ======     ======    ======    ======   ======   ======

Total Return* (a)..................     2.35%**    3.33%     8.48%     7.19%    4.13%   -0.10%
Net Assets at End of the Period (In
  millions)........................    $ 75.3     $ 70.1    $ 53.5    $ 29.1   $ 26.6   $ 29.5
Ratio of Expenses to Average Net
  Assets*..........................      .92%       .84%      .85%      .77%    1.44%    1.28%
Ratio of Net Investment Income to
  Average Net Assets*..............     3.46%      3.55%     4.08%     4.78%    4.65%    4.49%
Portfolio Turnover.................       36%**      35%       75%      106%      85%      65%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................     1.02%      1.04%     1.14%     1.23%      N/A      N/A
   Ratio of Net Investment Income
     to Average Net Assets.........     3.36%      3.35%     3.79%     4.32%      N/A      N/A

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A=Not Applicable.

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                       MARCH 31,    ---------------------------------------------
                                        2004       2003     2002 (b)    2001     2000     1999
                                     ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $10.78     $10.84     $10.41    $10.13   $10.20   $10.71
                                       ------     ------     ------    ------   ------   ------
  Net Investment Income............       .15        .32        .35       .42      .38      .39
  Net Realized and Unrealized
    Gain/Loss......................       .07       (.01)       .42       .22     (.04)    (.47)
                                       ------     ------     ------    ------   ------   ------
Total from Investment Operations...       .22        .31        .77       .64      .34     (.08)
                                       ------     ------     ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income.........................       .14        .32        .34       .35      .41      .43
  Distributions from Net Realized
    Gain...........................       .08        .05        -0-       .01      -0-      -0-
                                       ------     ------     ------    ------   ------   ------
Total Distributions................       .22        .37        .34       .36      .41      .43
                                       ------     ------     ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $10.78     $10.78     $10.84    $10.41   $10.13   $10.20
                                       ======     ======     ======    ======   ======   ======

Total Return* (a)..................     2.06%**    2.96%(c)   7.61%     6.42%    3.46%   -0.81%
Net Assets at End of the Period (In
  millions)........................    $ 22.6     $ 23.9     $ 17.1    $ 11.1   $  8.6   $ 10.4
Ratio of Expenses to Average Net
  Assets*..........................     1.67%      1.59%      1.60%     1.52%    2.20%    1.97%
Ratio of Net Investment Income to
  Average Net Assets*..............     2.71%      3.08%(c)   3.34%     4.02%    3.90%    3.80%
Portfolio Turnover.................       36%**      35%        75%      106%      85%      65%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................     1.77%      1.79%      1.89%     1.98%      N/A      N/A
   Ratio of Net Investment Income
     to Average Net Assets.........     2.61%      2.88%(c)   3.05%     3.56%      N/A      N/A

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .28%.

N/A=Not Applicable.

See Notes to Financial Statements                                             17

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                       MARCH 31,    ---------------------------------------------
                                        2004       2003     2002 (b)    2001     2000     1999
                                     ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $10.73     $10.82     $10.40    $10.12   $10.20   $10.71
                                       ------     ------     ------    ------   ------   ------
  Net Investment Income............       .15        .30        .34       .42      .39      .40
  Net Realized and Unrealized
    Gain/Loss......................       .07       (.02)       .42       .22     (.06)    (.48)
                                       ------     ------     ------    ------   ------   ------
Total from Investment Operations...       .22        .28        .76       .64      .33     (.08)
                                       ------     ------     ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income.........................       .14        .32        .34       .35      .41      .43
  Distributions from Net Realized
    Gain...........................       .08        .05        -0-       .01      -0-      -0-
                                       ------     ------     ------    ------   ------   ------
Total Distributions................       .22        .37        .34       .36      .41      .43
                                       ------     ------     ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $10.73     $10.73     $10.82    $10.40   $10.12   $10.20
                                       ======     ======     ======    ======   ======   ======

Total Return* (a)..................     2.07%**    2.69%(c)   7.52%     6.42%    3.36%   -0.81%
Net Assets at End of the Period (In
  millions)........................    $ 21.5     $ 21.4     $ 13.2    $  8.6   $  6.4   $  5.6
Ratio of Expenses to Average Net
  Assets*..........................     1.67%      1.59%      1.60%     1.52%    2.20%    2.02%
Ratio of Net Investment Income to
  Average Net Assets*..............     2.71%      2.84%(c)   3.33%     4.02%    3.90%    3.75%
Portfolio Turnover.................       36%**      35%        75%      106%      85%      65%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................     1.77%      1.79%      1.89%     1.98%      N/A      N/A
   Ratio of Net Investment Income
     to Average Net Assets.........     2.61%      2.64%(c)   3.04%     3.56%      N/A      N/A

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1.00%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .06%.

N/A=Not Applicable.

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $112,654,795
                                                              ------------
Gross tax unrealized appreciation...........................  $  4,743,251
Gross tax unrealized depreciation...........................      (592,123)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  4,151,128
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

                                                                2003
Distributions paid from:
  Ordinary Income...........................................  $318,534
  Long Term Capital Gain....................................   113,705

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $213,183
Undistributed long-term capital gain........................  $167,866

F. EXPENSE REDUCTIONS During the six months ended March 31, 2004, the Fund's custody fee was reduced by $260 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the six months ended March 31, 2004, the Adviser waived $59,396 of its investment advisory fee. This represents .10% of its average net assets for the period. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $23,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $24,900, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $101,800 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $73,393,157, $21,353,010 and $20,722,521 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,494,359    $ 16,069,983
  Class B...................................................     261,698       2,819,568
  Class C...................................................     298,156       3,209,067
                                                              ----------    ------------
Total Sales.................................................   2,054,213    $ 22,098,618
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     132,621    $  1,425,761
  Class B...................................................      26,847         289,198
  Class C...................................................      25,455         272,936
                                                              ----------    ------------
Total Dividend Reinvestment.................................     184,923    $  1,987,895
                                                              ==========    ============
Repurchases:
  Class A...................................................  (1,140,480)   $(12,313,454)
  Class B...................................................    (409,709)     (4,428,184)
  Class C...................................................    (314,932)     (3,379,926)
                                                              ----------    ------------
Total Repurchases...........................................  (1,865,121)   $(20,121,564)
                                                              ==========    ============

    At September 30, 2003, capital aggregated $68,210,867, $22,672,428 and $20,620,444 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   3,510,100    $ 37,536,509
  Class B...................................................   1,307,031      14,035,027
  Class C...................................................   1,310,574      14,015,083
                                                              ----------    ------------
Total Sales.................................................   6,127,705    $ 65,586,619
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     184,280    $  1,971,012
  Class B...................................................      41,458         444,020
  Class C...................................................      38,700         412,895
                                                              ----------    ------------
Total Dividend Reinvestment.................................     264,438    $  2,827,927
                                                              ==========    ============
Repurchases:
  Class A...................................................  (2,098,791)   $(22,416,093)
  Class B...................................................    (707,557)     (7,574,011)
  Class C...................................................    (572,938)     (6,089,119)
                                                              ----------    ------------
Total Repurchases...........................................  (3,379,286)   $(36,079,223)
                                                              ==========    ============

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and the year ended September 30, 2003, 10,467 and 49,940 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and the year ended September 30, 2003, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   3.00%              1.00%
Second......................................................   2.50%               None
Third.......................................................   2.00%               None
Fourth......................................................   1.00%               None
Fifth and Thereafter........................................    None               None

    For the six months ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $8,800 and CDSC on redeemed shares of approximately $24,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $43,410,867 and $41,983,888 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly,

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2003...........................     162
Futures Opened..............................................     283
Futures Closed..............................................    (315)
                                                                ----
Outstanding at March 31, 2004...............................     130
                                                                ====

The futures contracts outstanding as of March 31, 2004, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 5 year futures, June 2004.............     107         $(189,376)
    (Current Notional Value of $113,563 per contract)
  U.S. Treasury Notes 10 year futures, June 2004............      23         $ (54,722)
    (Current Notional Value of $115,406 per contract).......
                                                                 ---         ---------
                                                                 130         $(244,098)
                                                                 ===         =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A shares are paid quarterly and the annual fees for Class C shares are paid monthly. For Class B shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,296,800, and $34,200, for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the six months ended March 31, 2004, are payments retained by Van Kampen of approximately $149,200, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,600.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 26

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 138, 338, 538
                                                 INF SAR 5/04 RN04-00397P-Y03/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/04

                              A SHARES                  B SHARES                  C SHARES
                            since 7/29/94             since 7/29/94             since 7/29/94
--------------------------------------------------------------------------------------------------
                                     W/MAX.                    W/MAX.                    W/MAX.
AVERAGE ANNUAL         W/O SALES   4.75% SALES   W/O SALES   4.00% SALES   W/O SALES   1.00% SALES
TOTAL RETURNS           CHARGES      CHARGE       CHARGES      CHARGE       CHARGES      CHARGE

Since Inception          6.80%        6.26%        6.23%        6.23%        6.02%        6.02%

5-year                   5.59         4.57         4.81         4.56         4.84         4.84

1-year                   6.10         1.06         5.32         1.32         5.25         4.25

6-months                 3.02        -1.89         2.64        -1.36         2.64         1.64
--------------------------------------------------------------------------------------------------
30-Day SEC
Subsidized Yield                2.89%                     2.28%                     2.28%

30-Day
SEC Yield                       2.55                      1.93                      1.93

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflect its conversion into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The subsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen New York Tax Free Income Fund is managed by the adviser's Municipal Fixed Income team. Members of the team include Dennis S. Pietrzak, Executive Director; John R. Reynoldson, Executive Director; and Timothy D. Haney, Vice President.(1)

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust with Gross Domestic Product growth topping 4% in both quarters. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal yield curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

In keeping with the general trend for calendar 2003, the six months under review saw record levels of issuance as municipalities sought to take advantage of historically low interest rates. Many cities and states moved to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt.

Low interest rates also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at historically low yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

The New York economy continued to struggle with fiscal problems during the period, and the executive and legislative branches of the state government remained locked in their perennial budget battle. Signs of economic improvement in the rest of the country, however, did bode particularly well for New York, since the state's tax revenues are in large part driven by revenues from the financial sector. The state continued to be among the country's largest

(1)Team members may change at any time without notice.
 2
municipal-bond issuers as local- and state-level projects sought funding for their ongoing operations.

PERFORMANCE ANALYSIS

The fund returned 3.02 percent for the six months ended March 31, 2004 (Class A shares, unadjusted for sales charges), modestly underperforming its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.) Our analysis of the economy and interest rates indicated that the next major movement in rates was likely to be upward, which to our thinking warranted a more defensive positioning. As a result, we chose to emphasize securities that provided sufficient return potential and were most likely to hold up well in a rising interest-rate environment. We de-emphasized low-coupon bonds from the long end of the yield curve given their high sensitivity to interest rates, focusing instead on securities with premium coupons from the 15- to 22-year segment of the market in the belief that these bonds offered the most attractive risk/reward profile. We also kept the fund's overall duration (a measure of interest-rate sensitivity) below that of the benchmark. Unfortunately, the longer segment of the curve outperformed during the period, and our defensive stance hampered performance slightly.

We funded our purchases of intermediate bonds with the proceeds of sales from elsewhere in the portfolio. These sales included several of the fund's longer-dated positions as well as some of its income-oriented positions that had met their performance targets during the period. The fund also benefited from pre-refundings of several securities, which helped support the portfolio's net asset value (NAV). We generally limited our purchases to liquid, high-quality bonds. Our high-quality bias was reflected in the portfolio as a whole, which ended the period with more than 80 percent of its assets invested in securities rated AA or higher.

We also maintained the portfolio's diversification over the reporting period. The fund's holdings were spread across the full spectrum of municipal-bond market sectors in order to limit the risk of over-concentration in any one segment. At the end of the period, the portfolio's largest sector weightings were general

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 2004

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       3.02%     2.64%     2.64%           3.12%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

purpose at approximate 24 percent, followed by higher education at approximate 19 percent and health care at approximate 9 percent.

We anticipate that rates may eventually begin to move upward. That being said, we believe the fund is positioned to continue to provide investors with attractive income across an array of possible market environments. We will continue to actively explore the New York market for attractive investment opportunities.

TOP 5 SECTORS AS OF 3/31/04                 RATINGS ALLOCATION AS OF 3/31/04
General Purpose               23.8%         AAA                             46.7%
Higher Education              19.5          AA                              35.9
Health Care                    9.2          A                               12.7
Public Education               8.0          BBB                              2.7
Water & Sewer                  6.9          NR                               2.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
 4

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.7%
          NEW YORK  97.8%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................        6.875%  06/01/39   $    298,171
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City
          of Buffalo Proj (FSA Insd)..................        5.750   05/01/21      1,420,662
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City
          of Buffalo Proj (FSA Insd)..................        5.750   05/01/22      1,415,450
 1,250    Hempstead Town, NY Indl Dev Adelphi Univ
          Civic Fac...................................        5.750   06/01/22      1,378,612
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (Prerefunded @
          03/01/06)...................................        7.500   03/01/26        565,480
 1,290    Islip, NY Res Recovery Agy Res 1985 Fac Ser
          E (FSA Insd)................................        5.750   07/01/22      1,406,539
 1,250    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (AMBAC Insd)..........................        5.500   12/01/09      1,436,325
 2,000    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser C.......................................        5.500   09/01/19      2,180,120
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (AMBAC Insd)................................        5.500   11/15/19      1,121,210
 1,000    Metropolitan Trans Auth NY Svc Contract Ser
          A Rfdg......................................        5.125   01/01/29      1,041,560
 1,000    Monroe Cnty, NY Indl Dev Agy Nazareth
          College Rochester Proj (MBIA Insd)..........        5.250   10/01/21      1,085,370
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John
          Fisher College Proj (Radian Insd) (a).......        5.375   06/01/09      1,303,140
 2,510    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A (Prerefunded @ 11/15/10).........        5.750   11/15/13      2,924,627
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A1 (AMBAC Insd)....................        5.375   11/15/16      1,119,480
 2,425    New York City Fiscal 2003 Ser I.............        5.750   03/01/15      2,739,595
 1,500    New York City Hlth & Hosp Corp Rev Hlth Sys
          Ser A (FSA Insd)............................        5.500   02/15/18      1,665,450
 1,000    New York City Hlth & Hosp Corp Rev Hlth Sys
          Ser A (FSA Insd)............................        5.500   02/15/19      1,104,370
 1,000    New York City Hsg Dev Corp Ser A............        5.500   11/01/34      1,057,380
   475    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled..........        7.500   08/01/26        485,241
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj................        5.750   09/01/17        532,670
 1,800    New York City Indl Dev Agy Civic Fac Rev New
          York Inst of Technology Proj (MBIA Insd)....        5.250   03/01/18      1,986,462
   500    New York City Indl Dev Agy Civic Fac Rev
          YMCA Greater NY Proj........................        6.000   08/01/07        557,940
 1,015    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd)..........        5.250   12/15/11      1,165,758

 6                                             See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd)..........        5.375%  12/15/16   $  1,582,128
 1,440    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................        6.100   01/01/09      1,470,960
   500    New York City Muni Wtr Fin Ser B............        6.000   06/15/33        587,060
   825    New York City Muni Wtr Fin Ser B
          (Prerefunded @ 06/15/10)....................        6.000   06/15/33        985,182
 2,500    New York City Ser A.........................        5.500   08/01/20      2,737,525
 1,000    New York City Ser A Rfdg....................        5.250   03/15/14      1,119,650
 1,000    New York City Ser A Rfdg....................        5.250   03/15/15      1,102,990
 1,000    New York City Ser B (MBIA Insd).............        5.875   08/01/15      1,164,200
 1,000    New York City Ser H (FGIC Insd).............        6.000   08/01/12      1,189,410
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (b).............. 5.500/14.000   11/01/26      1,142,740
 1,500    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C (AMBAC Insd)..........        5.250   08/01/21      1,625,595
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser D (MBIA Insd)...........        5.250   02/01/19      1,098,050
 1,540    New York City Transitional Future Tax Secd
          Ser B.......................................        5.500   02/01/15      1,722,382
 2,000    New York St Dorm Auth Lease Rev Court Fac
          Ser A.......................................        5.500   05/15/20      2,181,780
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)..........        5.500   07/01/09        585,766
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)..........        5.500   07/01/10        693,570
 1,060    New York St Dorm Auth Lease Rev Master Boces
          Prog (FSA Insd).............................        5.250   08/15/22      1,150,153
 1,500    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pg Ser 1 (FSA Insd)................        5.500   01/15/14      1,694,430
 1,000    New York St Dorm Auth Lease Rev St Univ Dorm
          Fac.........................................        5.375   07/01/16      1,107,970
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd).....................        5.250   07/01/25      1,060,270
 1,230    New York St Dorm Auth Rev City Univ Ser D
          Rfdg (FSA Insd).............................        5.750   07/01/12      1,441,757
   750    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A.......................................        5.625   07/01/16        870,630
 1,000    New York St Dorm Auth Rev City Univ Sys Cons
          Ser B.......................................        6.000   07/01/14      1,174,210
 1,890    New York St Dorm Auth Rev Dept Ed...........        5.250   07/01/21      2,062,840
 1,000    New York St Dorm Auth Rev Insd Brooklyn Law
          Sch Ser B (XLCA Insd).......................        5.375   07/01/23      1,098,480
 1,055    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd).....................        5.500   07/01/13      1,207,627

See Notes to Financial Statements                                              7

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,040    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd).....................        5.500%  07/01/15   $  1,178,601
 1,500    New York St Dorm Auth Rev Mem Sloan-
          Kettering Ctr Ser 1 (MBIA Insd).............        5.000   07/01/20      1,597,620
 2,805    New York St Dorm Auth Rev Mental Hlth Fac
          Impt Ser B..................................        5.250   02/15/20      3,032,626
   605    New York St Dorm Auth Rev Mental Hlth Svc
          Fac Impt Ser B (MBIA Insd)..................        5.250   08/15/31        628,172
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B (ACA Insd).......................        6.375   07/01/29      1,328,028
   750    New York St Dorm Auth Rev Nursing Home
          Menorah Campus (FHA Gtd)....................        5.950   02/01/17        807,690
 1,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser C (MBIA Insd)...........................        5.250   10/01/16      1,111,780
 1,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd)...........................        5.500   10/01/17      1,133,370
 1,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser I (MBIA Insd)...........................        5.750   10/01/18      1,150,940
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg (MBIA Insd)...................        5.750   02/15/17      1,146,060
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg...............................        5.750   02/15/18      1,132,370
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd)........        5.750   02/15/08      1,125,310
 1,000    New York St Dorm Auth Rev St Personal Income
          Tax Ed Ser A................................        5.375   03/15/20      1,101,440
 1,000    New York St Dorm Auth Rev St Univ Ed Fac
          1989 Res (MBIA Insd)........................        6.000   05/15/15      1,175,070
 1,140    New York St Dorm Auth Rev St Univ Ed Fac Ser
          A (FSA Insd)................................        5.875   05/15/17      1,364,933
 1,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
          A...........................................        5.250   05/15/21      1,108,460
 1,665    New York St Dorm Auth Rev St Univ Ed Fac Ser
          B (FSA Insd)................................        5.250   05/15/13      1,913,235
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse Fltg)
          (c).........................................       12.504   07/01/26        607,605
 2,500    New York St Environ Fac Corp St Clean Wtr &
          Drinking Revolving Fds......................        5.000   06/15/21      2,666,000
 1,000    New York St Environ Fac Corp St Clean Wtr &
          Drinking Revolving Fds Pooled Fin Pgm I.....        5.250   09/15/19      1,098,310
 1,890    New York St Environ Fac Corp St Clean Wtr &
          Drinking Revolving Fds Ser B................        5.000   12/15/21      2,004,024
 1,000    New York St Hsg Fin Agy St Personal Income
          Tax Rev Econ Dev & Hsg Ser A................        5.250   09/15/19      1,085,970
 2,280    New York St Loc Govt Assist Corp Ser E
          Rfdg........................................        6.000   04/01/14      2,743,570

 8                                             See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,500    New York St Med Care Fac Fin Hosp & Nursing
          Home Ser D Agy Rev (FHA Gtd)................        6.200%  02/15/28   $  1,582,935
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          71..........................................        5.400   04/01/29      1,038,420
 1,290    New York St Mtg Agy Rev Homeowner Mtg Ser
          82..........................................        5.650   04/01/30      1,380,984
   995    New York St Mtg Agy Rev Ser 101.............        5.400   04/01/32      1,043,208
 1,885    New York St Ser C Rfdg......................        5.000   04/15/19      2,017,176
 1,000    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Brdg..................................        6.000   04/01/07      1,114,830
   460    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Brdg..................................        5.500   04/01/16        517,969
   500    New York St Urban Dev Corp Rev Correctional
          Fac Ser A Rfdg..............................        5.500   01/01/14        567,115
 1,400    New York St Urban Dev Corp Rev Personal
          Income Tax St Fac Ser A.....................        5.375   03/15/18      1,542,562
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
          Elizabeth Med Ser A.........................        5.875   12/01/29        291,226
   200    Port Auth NY & NJ Spl Oblig.................        7.000   10/01/07        208,962
 1,000    Rockland Cnty, NY Solid Waste Ser B (AMBAC
          Insd).......................................        5.000   12/15/23      1,066,870
 1,000    Rondout Vly Cent Sch Dist NY Accord Ser A
          Rfdg (FGIC Insd)............................        5.000   03/01/19      1,066,200
 1,320    Sodus, NY Cent Sch Dist Rfdg (FGIC Insd)....        5.125   06/15/18      1,432,055
   110    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B..................................        7.500   08/01/10        111,066
   250    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A...........................        7.375   03/01/21        258,630
 2,000    Tobacco Settlement Fin Corp NY Ser C-1......        5.500   06/01/22      2,190,420
 2,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp
          Ser A.......................................        5.250   01/01/18      2,182,460
 1,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp
          Ser A.......................................        5.000   01/01/32      1,032,010
 1,000    Ulster Cnty, NY Res Recovery Agy Solid Waste
          Sys Rev Rfdg (AMBAC Insd)...................        5.250   03/01/18      1,102,800
 1,000    United Nations Dev Corp NY Rev Ser A Rfdg...        5.250   07/01/19      1,035,840
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr
          Sys Rev (AMBAC Insd)........................        5.750   04/01/20      1,137,730
   380    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A..........................        5.750   08/01/28        367,650
   500    Westchester Cnty, NY Indl Dev Agy Mtg Kendal
          on Hudson Proj Ser A........................        6.375   01/01/24        510,855
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Ppty Yonkers Inc Ser A..................        6.625   02/01/26      1,087,270
                                                                                 ------------
                                                                                  121,977,394
                                                                                 ------------

See Notes to Financial Statements                                              9

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  0.9%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A...........................        6.375%  10/01/19   $  1,131,150
                                                                                 ------------

TOTAL INVESTMENTS  98.7%
  (Cost $115,760,195).........................................................    123,108,544
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%...................................      1,605,077
                                                                                 ------------

NET ASSETS  100.0%............................................................   $124,713,621
                                                                                 ============

(a) All or a portion of this security has been physically segregated in connection with open futures contracts.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 10                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $115,760,195).......................  $123,108,544
Cash........................................................        79,191
Receivables:
  Interest..................................................     1,667,462
  Fund Shares Sold..........................................       237,953
  Investments Sold..........................................        70,000
Other.......................................................        69,810
                                                              ------------
    Total Assets............................................   125,232,960
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       110,910
  Distributor and Affiliates................................        96,613
  Variation Margin on Futures...............................        68,094
  Fund Shares Repurchased...................................        44,082
  Investment Advisory Fee...................................        26,721
Trustees' Deferred Compensation and Retirement Plans........       100,081
Accrued Expenses............................................        72,838
                                                              ------------
    Total Liabilities.......................................       519,339
                                                              ------------
NET ASSETS..................................................  $124,713,621
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $117,905,747
Net Unrealized Appreciation.................................     7,044,568
Accumulated Undistributed Net Investment Income.............       157,103
Accumulated Net Realized Loss...............................      (393,797)
                                                              ------------
NET ASSETS..................................................  $124,713,621
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $65,912,434 and 3,975,764 shares of
    beneficial interest issued and outstanding).............  $      16.58
    Maximum sales charge (4.75%* of offering price).........           .83
                                                              ------------
    Maximum offering price to public........................  $      17.41
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,298,835 and 2,433,988 shares of
    beneficial interest issued and outstanding).............  $      16.56
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,502,352 and 1,116,707 shares of
    beneficial interest issued and outstanding).............  $      16.57
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             11

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,860,435
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $80,181, $201,613 and $90,359,
  respectively).............................................     372,153
Investment Advisory Fee.....................................     368,633
Shareholder Services........................................      35,561
Custody.....................................................      11,407
Legal.......................................................      10,529
Trustees' Fees and Related Expenses.........................       9,334
Other.......................................................      72,813
                                                              ----------
    Total Expenses..........................................     880,430
    Investment Advisory Fee Reduction.......................     215,036
                                                              ----------
    Net Expenses............................................     665,394
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,195,041
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  472,857
  Futures...................................................    (812,593)
                                                              ----------
Net Realized Loss...........................................    (339,736)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,479,882
  End of the Period:
    Investments.............................................   7,348,349
    Futures.................................................    (303,781)
                                                              ----------
                                                               7,044,568
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,564,686
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,224,950
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,419,991
                                                              ==========

 12                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2004     SEPTEMBER 30, 2003
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  2,195,041         $  4,179,882
Net Realized Gain/Loss...............................        (339,736)             989,815
Net Unrealized Appreciation/Depreciation During the
  Period.............................................       1,564,686           (1,642,930)
                                                         ------------         ------------
Change in Net Assets from Operations.................       3,419,991            3,526,767
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (1,215,948)          (2,244,033)
  Class B Shares.....................................        (612,907)          (1,406,581)
  Class C Shares.....................................        (274,189)            (484,424)
                                                         ------------         ------------
Total Distributions..................................      (2,103,044)          (4,135,038)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       1,316,947             (608,271)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      10,090,546           44,156,929
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       1,441,832            2,899,936
Cost of Shares Repurchased...........................      (9,963,613)         (24,649,019)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       1,568,765           22,407,846
                                                         ------------         ------------
TOTAL INCREASE IN NET ASSETS.........................       2,885,712           21,799,575
NET ASSETS:
Beginning of the Period..............................     121,827,909          100,028,334
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $157,103 and
  $65,106, respectively).............................    $124,713,621         $121,827,909
                                                         ============         ============

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                            SIX
                                           MONTHS
                                           ENDED               YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                            MAR. 31,   --------------------------------------------
                                            2004      2003    2002 (a)    2001     2000     1999
                                          -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................   $16.40    $16.49    $15.76    $14.91   $14.94   $16.22
                                           ------    ------    ------    ------   ------   ------
  Net Investment Income.................      .32       .69       .74       .73      .77      .79
  Net Realized and Unrealized
    Gain/Loss...........................      .17      (.10)      .73       .88     (.07)   (1.19)
                                           ------    ------    ------    ------   ------   ------
Total from Investment Operations........      .49       .59      1.47      1.61      .70     (.40)
                                           ------    ------    ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income..............................      .31       .68       .74       .76      .73      .79
  Distributions from Net Realized
    Gain................................      -0-       -0-       -0-       -0-      -0-      .09
                                           ------    ------    ------    ------   ------   ------
Total Distributions.....................      .31       .68       .74       .76      .73      .88
                                           ------    ------    ------    ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD......   $16.58    $16.40    $16.49    $15.76   $14.91   $14.94
                                           ======    ======    ======    ======   ======   ======

Total Return* (b).......................    3.02%**   3.69%     9.63%    10.97%    4.91%   -2.61%
Net Assets at End of the Period (In
  millions).............................   $ 65.9    $ 63.6    $ 47.5    $ 43.5   $ 29.0   $ 36.6
Ratio of Expenses to Average Net
  Assets*...............................     .73%      .55%      .38%      .53%     .61%     .33%
Ratio of Net Investment Income to
  Average Net Assets*...................    3.93%     4.19%     4.68%     4.74%    5.26%    5.03%
Portfolio Turnover......................      13%**     27%       43%       30%      58%      67%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.............................    1.08%     1.06%     1.07%     1.13%    1.32%    1.23%
   Ratio of Net Investment Income to
     Average Net Assets.................    3.58%     3.68%     3.99%     4.14%    4.56%    4.13%

**  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                            SIX
                                           MONTHS
                                           ENDED               YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                            MAR. 31,   --------------------------------------------
                                            2004      2003    2002 (a)    2001     2000     1999
                                          -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................   $16.38    $16.47    $15.74    $14.90   $14.92   $16.21
                                           ------    ------    ------    ------   ------   ------
  Net Investment Income.................      .26       .56       .62       .62      .66      .68
  Net Realized and Unrealized
    Gain/Loss...........................      .17      (.09)      .73       .86     (.06)   (1.20)
                                           ------    ------    ------    ------   ------   ------
Total from Investment Operations........      .43       .47      1.35      1.48      .60     (.52)
                                           ------    ------    ------    ------   ------   ------
Less:
  Distributions from Net Investment
    Income..............................      .25       .56       .62       .64      .62      .68
  Distributions from Net Realized
    Gain................................      -0-       -0-       -0-       -0-      -0-      .09
                                           ------    ------    ------    ------   ------   ------
Total Distributions.....................      .25       .56       .62       .64      .62      .77
                                           ------    ------    ------    ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD......   $16.56    $16.38    $16.47    $15.74   $14.90   $14.92
                                           ======    ======    ======    ======   ======   ======

Total Return* (b).......................    2.64%**   2.93%     8.83%    10.09%    4.17%   -3.34%
Net Assets at End of the Period (In
  millions).............................   $ 40.3    $ 40.5    $ 40.5    $ 35.0   $ 28.8   $ 28.2
Ratio of Expenses to Average Net
  Assets*...............................    1.48%     1.29%     1.13%     1.28%    1.36%    1.08%
Ratio of Net Investment Income to
  Average Net Assets*...................    3.18%     3.45%     3.92%     3.99%    4.51%    4.27%
Portfolio Turnover......................      13%**     27%       43%       30%      58%      67%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.............................    1.83%     1.80%     1.82%     1.88%    2.07%    1.98%
   Ratio of Net Investment Income to
     Average Net Assets.................    2.83%     2.94%     3.24%     3.39%    3.81%    3.37%

**  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees of 1% and do not reflect the reduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                            SIX
                                           MONTHS
                                           ENDED               YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                            MAR. 31,   ---------------------------------------------
                                            2004      2003    2002 (a)    2001     2000     1999
                                          --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................   $16.39    $16.48    $15.75    $14.91   $14.92   $ 16.20
                                           ------    ------    ------    ------   ------   -------
  Net Investment Income.................      .26       .56       .62       .60      .68       .68
  Net Realized and Unrealized
    Gain/Loss...........................      .17      (.09)      .73       .88     (.07)    (1.19)
                                           ------    ------    ------    ------   ------   -------
Total from Investment Operations........      .43       .47      1.35      1.48      .61      (.51)
                                           ------    ------    ------    ------   ------   -------
Less:
  Distributions from Net Investment
    Income..............................      .25       .56       .62       .64      .62       .68
  Distributions from Net Realized
    Gain................................      -0-       -0-       -0-       -0-      -0-       .09
                                           ------    ------    ------    ------   ------   -------
Total Distributions.....................      .25       .56       .62       .64      .62       .77
                                           ------    ------    ------    ------   ------   -------
NET ASSET VALUE, END OF THE PERIOD......   $16.57    $16.39    $16.48    $15.75   $14.91   $ 14.92
                                           ======    ======    ======    ======   ======   =======

Total Return* (b).......................    2.64%**   2.92%(c)   8.83%   10.09%    4.24%    -3.28%
Net Assets at End of the Period (In
  millions).............................   $ 18.5    $ 17.7    $ 12.0    $  7.3   $  4.6   $   5.1
Ratio of Expenses to Average Net
  Assets*...............................    1.48%     1.30%     1.13%     1.30%    1.36%     1.08%
Ratio of Net Investment Income to
  Average Net Assets*...................    3.18%     3.45%(c)   3.92%    3.97%    4.52%     4.28%
Portfolio Turnover......................      13%**     27%       43%       30%      58%       67%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.............................    1.83%     1.81%     1.82%     1.90%    2.07%     1.98%
   Ratio of Net Investment Income to
     Average Net Assets.................    2.83%     2.94%(c)   3.23%    3.37%    3.81%     3.38%

**  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

 16                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payments is made. At March 31, 2004, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $733,829 which will expire on September 30, 2009.

    At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $115,802,777
                                                                ============
Gross tax unrealized appreciation...........................    $  7,403,879
Gross tax unrealized depreciation...........................         (98,112)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  7,305,767
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2003 was as follows:

Distributions paid from:
  Ordinary Income...........................................    $6,501
  Long-term capital gain....................................       -0-
                                                                ------
                                                                $6,501
                                                                ======

    As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $11,191

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       0.60%
Over $500 million...........................................       0.50%

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    For the six months ended March 31, 2004, the Adviser waived approximately $215,000 of its advisory fees. This represents .35% of its average net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the six months ended March 31, 2004, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $19,900 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2004, the Fund recognized expenses of approximately $25,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $55,170 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $62,983,244, $37,115,788 and $17,806,715 for Classes A, B and C, respectively. For the six months ended March 31, 2004, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   418,104    $ 6,907,352
  Class B...................................................    89,331      1,477,969
  Class C...................................................   103,239      1,705,225
                                                              --------    -----------
Total Sales.................................................   610,674    $10,090,546
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................    50,094    $   828,421
  Class B...................................................    25,698        424,406
  Class C...................................................    11,438        189,005
                                                              --------    -----------
Total Dividend Reinvestment.................................    87,230    $ 1,441,832
                                                              ========    ===========
Repurchases:
  Class A...................................................  (371,558)   $(6,112,679)
  Class B...................................................  (154,253)    (2,544,397)
  Class C...................................................   (79,441)    (1,306,537)
                                                              --------    -----------
Total Repurchases...........................................  (605,252)   $(9,963,613)
                                                              ========    ===========

    At September 30, 2003, capital aggregated $61,360,150, $37,757,810 and $17,219,022 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,655,466    $ 27,062,415
  Class B...................................................     519,637       8,452,098
  Class C...................................................     531,210       8,642,416
                                                              ----------    ------------
Total Sales.................................................   2,706,313    $ 44,156,929
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................      96,700    $  1,569,395
  Class B...................................................      60,400         978,904
  Class C...................................................      21,673         351,637
                                                              ----------    ------------
Total Dividend Reinvestment.................................     178,773    $  2,899,936
                                                              ==========    ============
Repurchases:
  Class A...................................................    (751,111)   $(12,180,934)
  Class B...................................................    (568,107)     (9,209,533)
  Class C...................................................    (200,158)     (3,258,552)
                                                              ----------    ------------
Total Repurchases...........................................  (1,519,376)   $(24,649,019)
                                                              ==========    ============

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2004 and year ended September 30, 2003, 880 and 49,822 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2004 and year ended September 30, 2003, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the six months ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $21,100 and CDSC on redeemed shares of approximately $34,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,753,974 and $15,674,378, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the values of the contract (variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2004, are as follows:

                                                                CONTRACTS
Outstanding at September 30, 2003...........................       172
Futures Opened..............................................       287
Futures Closed..............................................      (297)
                                                                  ----
Outstanding at March 31, 2004...............................       162
                                                                  ====

    The futures contracts outstanding as of March 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures June 2004 (Current
  Notional Value of $115,406 per contract)..................      28          (66,619)
U.S. Treasury Notes 5-Year Futures June 2004 (Current
  Notional Value of $113,563 per contract)..................     134         (237,162)
                                                                 ---        ---------
                                                                 162        $(303,781)
                                                                 ===        =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $725,600 and $15,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the six months ended March 31, 2004, are payments retained by Van Kampen of approximately $193,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,900.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2004 (UNAUDITED) continued

    The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 235, 325, 425
                                                 NYTF SAR
                                                 5/04 RN04-00398P-Y03/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Van Kampen Tax Free Trust
              -------------------------------------

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: May 18, 2004